UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02565

Voya Government Money Market Portfolio

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2017
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
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Voya Balanced Portfolio

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Voya Global Equity Portfolio

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Voya Government Money Market Portfolio

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Voya Growth and Income Portfolio

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Voya Intermediate Bond Portfolio

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Voya Small Company Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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President’s Letter

After a Strong Year, Positive Expectations
Dear Shareholder,
The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.
We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.
While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.
If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)
By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.
But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.
In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.
China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.
Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.
In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.
U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.
In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.
In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak..
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
Tokyo Stock Price Index (“TOPIX Index®”)	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.

Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)

Common Stock	51.0%
Exchange-Traded Funds	11.5%
Mutual Funds	8.5%
Corporate Bonds/Notes	7.0%
U.S. Treasury Obligations	5.6%
U.S. Government Agency Obligations	2.9%
Asset-Backed Securities	2.8%
Collateralized Mortgage Obligations	2.7%
Commercial Mortgage-Backed Securities	1.2%
Foreign Government Bonds	0.9%
Preferred Stock	0.2%
Rights	0.0%
Assets in Excess of Other Liabilities*	5.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Strategic Asset Allocation”) which reflects the desired risk/reward profile of returns. The Portfolio is managed by Christopher F. Corapi, Paul Zemsky, CFA, and Matthew Toms, CFA Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 14.73% compared to the S&P Target Risk® Growth Index, Bloomberg Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 16.22%, 3.54%, 25.03% and 21.13%, respectively, for the same period.
Portfolio Specifics: For the year ended December 31, 2017, the Portfolio underperformed the S&P Target Risk® Growth Index. Overall, tactical asset allocation moves relative to our Strategic Asset Allocation had a positive impact on the Portfolio.
In January, the Portfolio purchased Japanese equities, funded by selling a portion of its U.S. large-cap equity position. At the time of the trade, we believed Japan to be one of the markets most likely to benefit from an acceleration in global growth, and positioned to benefit from continued qualitative and quantitative easing by the Bank of Japan. This trade maintained the Portfolio’s global equity overweight, rotating equity from the United States towards one of the more cyclical regions of the world. This position was unwound at the end of February, given the growing realization that the Bank of Japan’s easing was ineffective in its attempt to reaccelerate the Japanese economy.
At the end of March, the Portfolio enacted two new positions, selling its U.S. large-cap equity overweight in favor of euro zone and emerging market equities. Both trades were supported by attractive valuations and strong fundamentals
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

iShares MSCI Emerging Markets Index Fund	4.5%
Voya High Yield Bond Fund - Class P	4.0%
Voya Floating Rate Fund Class P	3.0%
United States Treasury Note, 1.750%, 11/30/19	2.0%
PowerShares Senior Loan Portfolio	2.0%
iShares 1-3 Year Treasury Bond ETF	2.0%
Credit Suisse Commodity Return Strategy Fund - Class I	1.5%
Microsoft Corp.	1.1%
Johnson & Johnson	1.1%
Vanguard REIT	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
underpinned by easing financial conditions and global reacceleration.
In the second quarter, the Portfolio tactically rotated the U.S. equity portion towards growth to offset the value bias in its strategic allocation. The U.S. Federal Reserve Board’s (“Fed”) firm resolve for gradual interest-rate increases, two straight disappointing inflation readings and continual problems besetting the Trump administration’s agenda had turned to favor a growth-tilted market in our view.
At the close of August, the Portfolio converted its existing euro zone equity exposure from a currency hedged position to an unhedged position. The long euro and short U.S. dollar positioning had come off of extremes, providing an opportunity to scale into non-U.S. dollar exposure for the trade. In addition, fundamental indicators — such as gross domestic product (GDP) and purchasing managers index differentials between the two economies — were showing support for a stronger euro versus the U.S. dollar.
At the end of September, the Portfolio opened a position in Japanese equities by selling international developed equities. At the time of the trade, Japan was on course to deliver the strongest earnings growth of any major region in 2017, but was the only major region to have been de-rated in forward price-to-earnings (“P/E”) terms. What’s more, at trade time, the TOPIX Index® was inexpensive, trading at a forward P/E relative to the MSCI World IndexSM at the lower end of its 12-year historical range. In October, the Portfolio further increased its Japanese equity exposure, funded by a reduced allocation to U.S. large-cap equities.
Since the initial position was opened in September, the Nikkei Index had broken through a level of technical resistance and forecasts of a snap election in Japan had pointed to a continuation of Prime Minister Shinzo Abe’s leadership. We found both of these developments to be supportive of further gains for Japanese equities.

Portfolio Managers’ Report	Voya Balanced Portfolio

In addition to tactical asset allocation gains, the Portfolio outperformed the return implied by its Strategic Asset Allocation. Outperformance was led by the international equities, fixed income and large cap value sleeves. The main underperformers were the mid cap equity and high yield sleeves.
During the year, the Portfolio utilized various futures to enact tactical positions. Futures were utilized to seek to avoid significant manager disruption and provide the Portfolio with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions. Overall, tactical positions contributed to performance for the year.
Current Strategy and Outlook: A lot of chatter in the markets is focusing on the low levels of volatility that prevailed in 2017 and whether 2018 will be the year that it returns. As usual, there are any number of geopolitical or other risks that could cause a temporary sell-off. That being said, we are heartened by the reality of macroeconomic fundamentals, which in our opinion include strong and synchronous global growth. We believe that this would put a cap on any weakness in risk assets or rises in volatility.
Equities had a strong run in 2017, driven equally by multiple expansion and earnings growth. Investors will likely find that earnings will have to do most of the heavy lifting in 2018, as equities have become more expensive at 19 times forward earnings. It’s not a bad thing to have an earnings-driven year for equities. On our models, the S&P 500® Index should be able to deliver 10% earnings growth. While tax cuts can add more fuel to the earnings fire, they are largely already incorporated into equity prices.
We favored equities in 2017 and continue to do so going into 2018. The emerging markets were the darlings of last year, gaining over 30%. Even with a modest setback, lagging U.S. equities in the fourth quarter, in our view they are the ultimate beneficiaries of stronger than expected global growth and in our view offer good valuations. Japan has been among our strongest views in the latter part of 2017. The continued support from “Abenomics” and the central bank anchoring bond yields has produced solid growth and modest inflation.
In the United States, tax reform legislation has cleared the legislative hurdles to become law. We estimate the new policy will boost U.S. GDP growth by 0.3% in 2018 and 2019. The financial markets will have to digest some short- and longer-term consequences. Federal spending will grow more quickly in 2018 than it has for the last three years. But with more fiscal stimulus comes larger deficits. Consensus expectations are for the U.S. budget deficit to reach 3.7% in 2018 and 5.0% in 2019. We also expect the Fed to respond to faster growth to maintain its mandate for a stable labor market. Therefore, we think the Fed will have to raise interests four times in 2018. Raising short-term interest rates will continue to flatten the yield curve (the difference between the yields on two-year and ten-year Treasury bonds), but the flattening is unlikely to match the magnitude that occurred in 2017. The longer end of the yield curve is unlikely to be as firmly anchored as it was in 2017, as one-off effects of softer inflation and an increase in the global supply of bonds impact the market.
The Portfolio remains positioned for a positive global growth outlook. Our long held constructive view on the emerging markets remains in place, even in light of some temporary relative weakness. We think economic data are still a positive and not too much of a good thing. While mindful that the cycle may be late in calendar years, we see our economic activity models and earnings projections telling us equities can remain well supported.

*
Effective April 3, 2017, Christine Hurtsellers no longer serves as a portfolio manager for the Portfolio and Matthew Toms was added as a portfolio manager.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class I	14.73%	8.52%	5.14%
Class S	14.37%	8.23%	4.88%
S&P Target Risk® Growth Index	16.22%	8.90%	5.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
MSCI EAFE® Index	25.03%	7.90%	1.94%
Russell 3000® Index	21.13%	15.58%	8.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Global Equity Portfolio

Geographic Diversification as of December 31, 2017 (as a percentage of net assets)

United States	51.5%
Japan	7.6%
France	7.0%
United Kingdom	5.1%
Switzerland	4.8%
Germany	4.1%
China	3.1%
Netherlands	2.2%
Australia	1.9%
Italy	1.7%
Countries between 0.9% – 1.4%^	6.6%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 6 countries, which each represents 0.9% – 1.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Portfolio (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, Martin Jansen, James Ying, CFA, and Maya Venkatraman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 23.44% compared to the MSCI All Country World IndexSM (“MSCI ACW Index”), which returned 23.97% for the same period.
Portfolio Specifics: For the year ended December 31, 2017, the Portfolio outperformed its benchmark, before the deduction of fees and operating expenses, but lagged the MSCI ACW Index net of those costs. On the region level, security selection within Japan and Europe had the greatest positive impact on performance, while security selection within Asia Pacific ex-Japan was the weakest. On the sector level, stock selection within the consumer discretionary and utilities sectors contributed the most to performance, while security selection within the information technology and health care sectors detracted the most from results. The Portfolio’s allocation to cash, although within typical range, was also a drag on performance.
On an individual security level basis, key contributors for the period included having no allocation to General Electric Company and overweight positions in Amazon.com, Inc. and Volvo AB.
Not owning General Electric, a benchmark position, positively impacted the Portfolio. The company’s shares sold off following an underwhelming second quarter 2017 earnings report, driven by an industrial EBIT (earnings before interest and taxes) shortfall, weak cash flow and challenging forward-looking commentary. At the long-awaited investor day on November 13, the company’s new chief executive officer, John Flannery, issued initial 2018 framework, suggesting a difficult road ahead and underwhelming free cash flow through 2018. What’s more, the company cut its quarterly dividend ahead of the meeting.
An overweight position in Amazon.com, Inc., an online retail shopping company, contributed to performance during the reporting period. The company delivered a string of impressive quarterly results and continues to take market share in the retail growth categories, namely apparel and grocery. Furthermore, management issued higher fourth quarter 2017 guidance, driven by strong volume growth and stable pricing in Amazon Web Services Cloud (AWS) and solid revenue growth in retail (excluding Whole Foods).
An overweight position in Volvo AB, a manufacturer and marketer of commercial vehicles, was also beneficial for results in 2017. Shares of Volvo advanced on the heels of ongoing corporate initiatives that investors believe will create more value, including a newly decentralized organization with separate areas each responsible for their own profits and loss (P&L). Furthermore, management continued to improve profitability in trucks, the company’s largest contributor to profits, as evidenced by a string of solid quarterly earnings supported by good truck (European) and construction numbers.
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Apple, Inc.	3.3%
Microsoft Corp.	2.9%
Amazon.com, Inc.	2.5%
JPMorgan Chase & Co.	2.5%
Royal Dutch Shell PLC - Class A ADR	2.2%
UnitedHealth Group, Inc.	2.0%
Exxon Mobil Corp.	1.9%
Wells Fargo & Co.	1.8%
Nestle S.A.	1.8%
Deere & Co.	1.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Among the key detractors for the period were QUALCOMM, Inc., Plains GP Holdings LP and Shire PLC Sponsored ADR.
Within the information technology sector, an overweight position in QUALCOMM, Inc. detracted from performance. Its shares were negatively impacted by ongoing legal issues, specifically Apple’s lawsuit against QUALCOMM in January 2017, alleging it had demanded unfair licensing terms for its technology. While the company subsequently filed a complaint against Apple in terms of banning non-U.S. phones, it will likely take over a year to reach a settlement. Therefore, in September 2017 we made the decision to exit the stock. Not owning shares of QUALCOMM for the remainder of the year further detracted from performance, as Broadcom Limited proposed to acquire QUALCOMM at $75 per share in November 2017, which drove its shares higher.
An overweight position in Plains GP Holdings LP, an oil and gas pipeline, processing and storage company, detracted from performance. The company reported second quarter 2017 earnings that fell short of expectations and lowered guidance for 2017 as a whole. This occurred as the company’s supply & logistics business is expected to continue to be much weaker than planned. We subsequently sold out of the stock.
Within the health care sector, our position in Shire PLC Sponsored ADR, a biopharmaceutical company, was a headwind for results. Investors drove its shares lower due to increasing concerns about the lack of meaningful catalysts to drive the stock higher for the remainder of the year. These concerns were partially due to the risk of price cuts driven by new competitor products, as well as the likelihood of merger and acquisition (“M&A”) post de-levering and the quality of potential M&A activity. Furthermore, the surprise departure of the Chief Financial Officer Jeff Poulton at the end of 2017, following the recent departure of research and development head Phil Vickers, raised concerns that the company could lower its 2017 guidance given the inopportune timing. We subsequently sold out of the stock.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture, such as the Portfolio has sought to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Global Equity Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV and S January 28, 2008	Since Inception of Class I March 5, 2015	Since Inception of Classes S2 and T March 5, 2015
Class ADV	23.10%	8.42%	3.39%	—	—
Class I(1)	23.73%	8.84%	—	3.74%	—
Class S	23.44%	8.69%	3.67%	—	—
Class S2	23.29%	—	—	—	7.02%
Class T	22.95%	—	—	—	6.83%
MSCI ACW Index	23.97%	10.80%	5.74%	5.74%	8.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy.
The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Government Money Market Portfolio

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)

U.S. Government Agency Debt	48.2%
U.S. Treasury Debt	41.6%
U.S. Treasury Repurchase Agreement	10.3%
Liabilities in Excess of Other Assets	(0.1)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 0.61% compared to the iMoneyNet Government Institutional Index, which returned 0.57% for the same period.
Portfolio Specifics: The U.S. labor market continued its gradual tightening during the 2017 ending the year, with unemployment dropping from 4.7% at the end of 2016 to 4.1% at year-end 2017. Wage pressures and wage inflation have not materialized despite the tight labor market. U.S. economic growth continues to improve slowly and overall global growth has improves as expected. U.S. inflation remains below the Federal Open Market Committee’s (“FOMC”) target of 2% as measured by the “core” Consumer Price Index, which excludes energy and food prices
The FOMC has looked through the inflation data, calling it transitory; the Committee does expect it to reach the target level in the near term or in the longer term. This has kept the FOMC on a path of gradually raising short-term interest rates. The FOMC did raise short-term interest rates 0.25% at its March, June and December meetings. Short-term government money market rates increased during the period in line with the FOMC rate increases. The FOMC did not increase rates at its September meeting but did announce that, as planned, it would start gradually reducing the Federal Reserve balance sheet in October. The FOMC is projecting three rate increases in 2018 and longer term expects the Fed funds target rate to increase to 2.75% from the current range of 1.25% to 1.50%.
Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Portfolio during the period.
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

United States Treasury Bill, 1.450%, 03/29/18	41.6%
Deutsche Bank Repurchase Agreement dated 12/29/2017, 1.4000%, due 1/2/2018, $44,965,994 to be received upon repurchase (Collateralized by $62,774,089, United States Treasury STRIP Coupon, 0.000%, Market Value plus accrued interest $46,307,770 due 8/15/29 - 11/15/29)	10.3%
Federal Home Loan bank, 1.320%, 04/13/18	5.9%
Federal Home Loan Mortgage Corp., 1.430%, 11/27/18	5.2%
Federal Home Loan Mortgage Corp., 1.070%, 06/14/18	5.2%
Federal Home Loan Banks, 1.260%, 02/28/18	4.8%
Federal Home Loan Bank Discount Notes, 1.300%, 01/31/18	4.5%
Federal Home Loan Bank Discount Notes, 0.531%, 01/05/18	3.6%
Federal Home Loan Banks, 1.370%, 11/16/18	1.7%
Federal Home Loan Mortgage Corp., 1.380%, 11/21/18	1.7%
Portfolio holdings are subject to change daily.
Maximizing the yield and the total return of the Portfolio remained secondary objectives in light of current market conditions and risks, and the low absolute level of interest rates. The rate increase in March along with the June increase has allowed market yields to rise to levels that allowed the Portfolio to eliminate the fee waivers and earn a positive net yield.
The Portfolio maintained a shorter than normal weighted average maturity (“WAM”) during the first and second quarter, since we expected the FOMC to continue increasing rates in the near and longer term. In our view, the June rate increase was not fully priced into market expectations until just prior to the meeting, which limited the ability to pick up additional yield from extending maturities. We extended the Portfolio’s WAM early in the third quarter as market interest rates reflected the potential for the FOMC to make another increase as early as September. We again shortened the WAM in August and September as the outlook for additional rate increases got pushed back due to weaker economic data and misses on U.S. inflation. Portfolio WAM was extended again in the fourth quarter as the market started to price in the potential December rate increase. The Portfolio ended the year with a 52-day WAM. The Portfolio maintains an exposure to floating rate money market securities, given our expectations for higher longer-term rates and a modest pickup of yield over shorter-term, fixed-rate securities.
Outlook and Current Strategy: Looking ahead, we believe the U.S. economy has enough momentum to continue expanding, albeit at a relatively modest pace. In our view, there are no significant drivers to propel the economy meaningfully higher in the near term; but it could accelerate due to Trump administration policy changes such as the recently approved tax reform, which should add to economic growth in 2018 and 2019. It is our expectation that inflation will remain below the FOMC’s 2% target in the near term as headwinds continue to limit moves higher. We expect the FOMC to maintain its slow approach to raising interest rates and believe it may be able to achieve rate increases that match its 2018 projections. There is the possibility of a fourth increase so long as inflation and economic growth accelerate from their current pace.
In terms of the Portfolio, we plan on maintaining ample daily and weekly liquidity, while looking for opportunities to extend our WAM if or when the market starts to price in higher yields in anticipation of FOMC rate increases. We will otherwise maintain a shorter WAM as well as exposure to floating-rate securities. What’s more, we will look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Information Technology	22.4%
Financials	15.2%
Health Care	12.4%
Consumer Discretionary	11.4%
Consumer Staples	9.9%
Industrials	8.6%
Energy	6.1%
Materials	3.6%
Utilities	3.1%
Real Estate	2.9%
Telecommunication Services	2.1%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, Kristy Finnegan, CFA, and James Dorment, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 20.34% compared to the S&P 500® Index, which returned 21.83% for the same period.
Portfolio Specifics: For the period ended December 31, 2017, the Portfolio underperformed the S&P 500® Index, due to a combination of unfavorable sector allocation and security selection. On the sector level, stock selection was weakest within the financials and health care sectors, while security selection was strongest within the industrials and real estate sectors. The Portfolio’s allocation to cash, although within its typical range, slightly detracted from relative performance.
On an individual security level basis, Discover Financial Services, CBS Corp. and Qualcomm, Inc. were among the key detractors for the period.
Within the financial sector, an overweight position in Discover Financial Services, a direct banking and payment services company, was a headwind for performance. The company’s shares sold off following a modest first quarter 2017 shortfall due to higher credit costs. We exited the position in June 2017, as we saw additional signs of credit deterioration beyond normal portfolio seasoning also putting pressure on the stock. We subsequently repurchased the stock in late December, as we believe the impact of the tax reform bill should boost consumer cash flow and improve overall credit quality.
Within the consumer discretionary sector, an overweight position in CBS Corp., a mass media company, detracted from performance for the reporting period. Its shares declined on concerns about a softer advertising environment and cord-cutting leading to accelerating declines in multichannel video programming distributor subscribers. We continue to like the company and believe CBS Corp. is uniquely well positioned for the shifting media landscape. In particular, we feel the company has a concentrated network position, a strong content pipeline and a compelling value proposition for advertisers. As such, we believe the company is poised to prosper against the backdrop of a dynamically changing media ecosystem.
Within the information technology sector, an overweight position in Qualcomm, Inc. detracted from performance. Its shares were negatively impacted by ongoing legal issues, specifically Apple’s lawsuit against Qualcomm in January 2017, alleging it had demanded unfair licensing terms for its technology. While the company subsequently filed a complaint against Apple in terms of banning non-U.S. phones, it will likely take over a year to reach a settlement. Therefore, in September 2017 we made the decision to exit the stock. Not owning shares of Qualcomm for the remainder of the year further detracted from
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Microsoft Corp.	4.5%
Apple, Inc.	4.3%
Johnson & Johnson	2.9%
Wal-Mart Stores, Inc.	2.8%
Cisco Systems, Inc.	2.8%
Pfizer, Inc.	2.8%
Wells Fargo & Co.	2.7%
UnitedHealth Group, Inc.	2.6%
Philip Morris International, Inc.	2.6%
Oracle Corp.	2.6%
Portfolio holdings are subject to change daily.
performance, as Broadcom Limited proposed to acquire Qualcomm at $75 per share in November 2017, which drove its shares higher.
Among the main contributors were Activision Blizzard, Inc., General Electric Company, Deere & Company.
Within the information technology sector, an overweight position in Activision Blizzard, Inc., an interactive entertainment company, contributed to performance. The company benefited from a string of strong quarterly earnings, driven by better digital and online sales. Moreover, the shift in video game distribution from physical console games to digital downloads is leading to a more profitable and recurring earnings stream.
Not owning General Electric positively impacted the Portfolio. Its shares sold off following an underwhelming second quarter 2017 earnings report, driven by an industrial EBIT shortfall, weak cash flow and challenging forward-looking commentary. At the long-awaited investor day on November 13, the company’s new Chief Executive Officer, John Flannery, issued initial 2018 and framework, suggesting a difficult road ahead and underwhelming free cash flow through 2018. Furthermore, ahead of the meeting, the company cut its quarterly dividend.
Within the industrials sector, an overweight position in Deere & Company, a manufacturer of equipment used in agriculture, construction, forestry and turf care, contributed to performance. The company reported strong fourth quarter 2017 earnings per share results that were well above consensus estimates. Furthermore, we believe 2018 guidance looks stronger than expected as equipment revenue from the Wirtgen deal will expand Deere & Company in the global construction market and is expected to contribute the company’s net sales and EBIT.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio seeks to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	19.79%	12.99%	6.77%	—
Class I	20.34%	13.50%	7.27%	—
Class S	20.06%	13.22%	7.00%	—
Class S2	19.89%	13.05%	—	15.72%
S&P 500® Index	21.83%	15.79%	8.50%	18.22%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)

Corporate Bonds/Notes	27.5%
Mutual Funds	18.0%
U.S. Government Agency Obligations	15.4%
Collateralized Mortgage Obligations	13.3%
Asset-Backed Securities	11.8%
U.S. Treasury Obligations	10.9%
Commercial Mortgage-Backed Securities	4.6%
Foreign Government Bonds	0.2%
Municipal Bonds	0.0%
Preferred Stock	0.0%
Liabilities in Excess of Other Assets*	(1.7)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 5.04% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the same period.
Portfolio Specifics: The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, due primarily to favorable sector allocation and to a lesser extent security selection. Duration and yield curve positioning detracted from performance.
The U.S. Federal Reserve Board (“Fed”) continued with its cautious pace of rate increases with three rate hikes over the course of 2017. The two-year Treasury note tracked the moves in official short-term rates, as the yield rose from 1.20% to 1.89% in 2017. Meanwhile, 10-year yields were anchored by a lack of inflationary pressures and continued demand from foreign buyers. As a result, the 10-year U.S. Treasury was barely changed, as yields began the year at 2.41% and ended 2017 at 2.43%. For the year tactical duration positioning, which included an allocation to Treasury inflation protected securities in the first quarter of 2017, was a modest detractor from relative results.
Investment grade corporate bonds posted impressive returns, with only modest disruptions over the year. The degree of outperformance went hand in hand with credit quality and maturity, as BBB-rated securities outperformed and longer maturity bonds benefited from the decline in long-term U.S. Treasury rates. While there were some episodes of disruption, notably the twitter spat between the United States and North Korea, idiosyncratic merger and acquisition activity and jockeying over U.S. tax reform, all of it was short-lived. High yield corporates also posted impressive results, buoyed by strong fundamentals and solid economic growth. We began the year tilted towards corporate bonds spanning investment grade and high yield. As spreads continued to grind ever tighter we reduced positions in order to have dry powder.
Securitized assets also posted solid excess returns for the year. Similar to the corporate bond markets, more credit sensitive sectors such as non-agency residential mortgage-backed securities (“RMBS”) and credit risk transfer securities (“CRTs”) as well as commercial mortgage-backed securities (“CMBS”) posted some the most attractive returns. Sectors such as asset-backed securities (“ABS”) and collateralized loan obligations (“CLOs”) outperformed Treasuries while trailing other credit sectors. Even agency mortgage-backed securities (“MBS”), which flirted with multi-year tight spreads to Treasuries during the year and the challenge of the Fed stepping away as a significant buyer, posted positive excess returns. We ranged from neutral to underweight in agency MBS, reflecting our concerns on valuations. Meanwhile we tempered our allocations to non-agency RMBS, CRTs and CMBS but continued to maintain a significant overweight to ABS, including CLOs, as we sought to maintain yield in sectors we believed would exhibit lower volatility. As a result,
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

United States Treasury Note, 1.875%, 12/15/20	4.0%
Voya Investment Grade Credit Fund - Class P	3.5%
Voya Emerging Markets Hard Currency Debt Fund - Class P	3.5%
Voya Securitized Credit Fund - Class P	3.3%
Voya High Yield Bond Fund - Class P	3.1%
Voya Emerging Markets Corporate Debt Fund - Class P	2.3%
United States Treasury Bond, 2.750%, 08/15/47	1.9%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.7%
United States Treasury Note, 1.750%, 11/30/19	1.6%
United States Treasury Note, 0.625%, 06/30/18	1.3%
Portfolio holdings are subject to change daily.
allocations and positioning in non-agency RMBS and CRTs, CMBS and ABS all added to return, while positioning in agency MBS was a modest detractor.
Current Strategy and Outlook: As we enter 2018, we expect the macro environment to broadly support fixed income markets. In the United States, where we believe the economic cycle is a step ahead, leading indicators suggest continued growth. Globally, PMIs continue to stay elevated and growth projections across all regions continue to be revised upward. With that said, a surprise uptick in inflation or hawkish central bank rhetoric are just two risks that could lead to volatility. With full valuations and diminishing monetary policy support, we are focused on identifying risks that could cause volatility to re-surface and favor “selling into strength” as opposed to “buying on weakness.” Consequently, we are maintaining dry powder in portfolios and as always at the top of our mind retaining the ability to stay nimble and execute on sound security selection which becomes increasingly more important.
We begin the year modestly overweight risk, with a focus on securitized credit. Our largest overweight is to CLOs within the ABS allocation, which continue to provide attractive relative return opportunities, particularly if rates move higher. We still like non-agency RMBS, and have added some exposure to CRTs after hurricane-related concerns receded. While we maintain allocations to CMBS due to continued momentum in commercial real estate prices, security selection remains key as fundamentals have broadly plateaued. However, with spreads for both high yield and investment grade corporates near post-crisis tights, a nimble approach, while always important, is even more critical and allocating to the right issuers is paramount. Additionally, we are maintaining a slight overweight to select emerging markets, with a bias towards Latin American sovereigns. We continue to believe the unwinding of the Fed’s balance sheet skews risks to the downside for agency RMBS and remain underweight. Finally, given our expectations for a move higher in interest rates, we remain biased towards a short duration posture vs. our benchmark.

*
Effective April 3, 2017, Christine Hurtsellers no longer serves as the portfolio manager of the Portfolio and Randall Parrish and David Goodson have been added as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	4.53%	2.77%	3.92%	—
Class I	5.04%	3.27%	4.49%	—
Class S	4.79%	3.03%	4.23%	—
Class S2	4.63%	2.87%	—	6.07%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%	4.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Voya Small Company Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Financials	20.8%
Industrials	15.7%
Information Technology	13.9%
Health Care	13.1%
Consumer Discretionary	11.7%
Real Estate	6.3%
Materials	5.3%
Energy	3.5%
Utilities	2.7%
Consumer Staples	2.6%
Telecommunication Services	1.4%
Exchange-Traded Funds	0.7%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 11.29% compared to the Russell 2000® Index, which returned 14.65% for the same period.
Portfolio Specifics: Underperformance for the period was due to a combination of unfavorable stock selection and sector allocation. In particular, an underweight allocation to the pharmaceutical and biotechnology sector as well as stock selection within the sector, detracted the most from performance. Stock selection within the software and services sector was also a headwind during the period. By contrast, stock selection within the capital goods and insurance sectors contributed the most to performance
Key detractors from performance were AMC Entertainment Holdings (“AMC”), Inc., Cardtronics plc (“CATM”) and Carrizo Oil & Gas, Inc. (“CRZO”).
An overweight position in AMC detracted from results during the period. Despite strong performance, strategic initiatives for long-term growth and accretive mergers and acquisitions activity throughout the year, shares have declined due to a weaker box office and the potential impact of Premium Video on Demand on traffic.
Within the software and services sector, an overweight position in CATM, a company which owns and operates automatic teller machines, detracted from results. Despite CATM’s long-term objectives and solid growth prospects, shares were under pressure due to foreign exchange, operational headwinds and investor uncertainty regarding the timing of a turnaround. The team worked with management and determined that these pressures would likely persist; subsequently, we exited our position.
An overweight position in CRZO, a company that engages in the exploration, development and production of natural gas and oil, produced unfavorable results. Shares declined during the month in anticipation of a CRZO’s deal to buy more Permian exposure concurrent with a marked decline in crude prices.
The main individual contributors to performance were Coherent, Inc. (“COHR”), Marriott Vacations Worldwide Corporation and Schneider National, Inc. (“VAC”).
Within the hardware and equipment sector, an overweight position in COHR contributed to performance during the period. Shares continue to rise
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Healthsouth Corp.	1.3%
Big Lots, Inc.	1.2%
Beacon Roofing Supply, Inc.	1.1%
OM Asset Management Plc	1.1%
CACI International, Inc.	1.1%
Stifel Financial Corp.	1.0%
j2 Global, Inc.	1.0%
Atlas Air Worldwide Holdings, Inc.	1.0%
ABM Industries, Inc.	1.0%
Marriott Vacations Worldwide Corp.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
due to significant order activity within their OLED flat panel display business.
Within the consumer services sector, owning an overweight position in VAC generated positive results during the period. Shares rose in response to reported strong quarterly results and positive guidance largely due to the positive trends in timeshare sales.
An overweight in transportation and logistics services company, Schneider National, Inc. (“SNDR”), generated positive results during the period. Following its IPO on April 5, SNDR outperformed due to a strong first quarter beat and favorable guidance for the back half of 2017. An improved truckload market driven in part by the seasonal produce trade was also a tailwind. SNDR is well-positioned to benefit from its diverse product offerings across its three segments (truckload, intermodal and logistics) and market share gains.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008
Class ADV	10.69%	14.48%	—	15.06%
Class I	11.29%	15.07%	9.44%	—
Class R6(1)	11.23%	15.07%	9.44%	—
Class S	11.00%	14.77%	9.16%	—
Russell 2000® Index	14.65%	14.12%	8.71%	15.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy.
The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Shareholder Expense Examples (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Voya Balanced Portfolio
Class I	$1,000.00	$1,067.80	0.65%	$3.39	$1,000.00	$1,021.93	0.65%	$3.31
Class S	1,000.00	1,066.20	0.90	4.69	1,000.00	1,020.67	0.90	4.58
Voya Global Equity Portfolio
Class ADV	$1,000.00	$1,093.30	1.10%	$5.80	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,096.60	0.60	3.17	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,095.60	0.85	4.49	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,095.00	1.00	5.28	1,000.00	1,020.16	1.00	5.09
Class T	1,000.00	1,093.80	1.20	6.33	1,000.00	1,019.16	1.20	6.11
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,004.00	0.34%	$1.72	$1,000.00	$1,023.49	0.34%	$1.73
Class S	1,000.00	1,003.30	0.49	2.47	1,000.00	1,022.74	0.49	2.50
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,085.60	1.03%	$5.41	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	1,088.00	0.58	3.05	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,086.80	0.83	4.37	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	1,086.10	0.98	5.15	1,000.00	1,020.27	0.98	4.99

Shareholder Expense Examples (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,014.00	1.02%	$5.18	$1,000.00	$1,020.06	1.02%	$5.19
Class I	1,000.00	1,016.60	0.52	2.64	1,000.00	1,022.58	0.52	2.65
Class S	1,000.00	1,015.30	0.77	3.91	1,000.00	1,021.32	0.77	3.92
Class S2	1,000.00	1,014.60	0.92	4.67	1,000.00	1,020.57	0.92	4.69
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,075.00	1.37%	$7.17	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	1,078.50	0.87	4.56	1,000.00	1,020.82	0.87	4.43
Class R6	1,000.00	1,078.00	0.87	4.56	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,076.90	1.12	5.86	1,000.00	1,019.56	1.12	5.70

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees
Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, and Voya Intermediate Bond Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global Equity Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (the “Funds”), each a series of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively, including the summary portfolios and portfolio of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 22, 2018

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$373,914,077	$672,658,015	$—
Investments in affiliates at fair value**	30,166,099	—	—
Short-term investments at fair value***	43,422,273	42,026,307	—
Repurchase agreements	—	—	44,959,000
Short-term investments at amortized cost	—	—	393,980,382
Cash	2,032,624	—	2,734
Cash collateral for futures	1,878,366	1,072,533	—
Cash pledged for centrally cleared swaps (Note 2)	252,000	—	—
Foreign currencies at value****	967,007	2,451,755	—
Receivables:
Investment securities sold	8,122,646	—	—
Fund shares sold	1,720	40,073	137
Dividends	375,568	634,576	—
Interest	620,919	—	158,017
Foreign tax reclaims	130,337	1,165,046	—
Unrealized appreciation on forward foreign currency contracts	9,759	—	—
Variation margin receivable on centrally cleared swaps	23,549	—	—
Prepaid expenses	1,746	2,925	2,022
Other assets	52,949	52,680	137,152
Total assets	461,971,639	720,103,910	439,239,444
LIABILITIES:
Payable for investment securities purchased	3,049,943	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	4,685,897	—	—
Payable for fund shares redeemed	138,346	436,674	275,019
Payable for foreign cash collateral for futures*****	431,329	—	—
Payable upon receipt of securities loaned	24,695,273	15,763,307	—
Unrealized depreciation on forward foreign currency contracts	18,856	—	—
Payable for investment management fees	218,411	331,330	113,915
Payable for distribution and shareholder service fees	775	133,215	6
Payable for directors/trustees fees	2,136	3,549	2,323
Payable to directors/trustees under the deferred compensation plan (Note 6)	52,949	52,680	137,152
Other accrued expenses and liabilities	115,456	131,270	75,520
Total liabilities	33,409,371	16,852,025	603,935
NET ASSETS	$428,562,268	$703,251,885	$438,635,509
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$357,965,771	$641,678,963	$438,775,339
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	9,097,202	12,168,248	(139,830)
Accumulated net realized gain (loss)	26,986,312	(68,599,590)	—
Net unrealized appreciation	34,512,983	118,004,264	—
NET ASSETS	$428,562,268	$703,251,885	$438,635,509
+ Including securities loaned at value	$24,118,674	$15,406,145	$—
* Cost of investments in securities	$339,953,946	$555,778,745	$—
** Cost of investments in affiliates	$29,890,295	$—	$—
*** Cost of short-term investments	$43,422,273	$42,026,307	$—
**** Cost of foreign currencies	$965,115	$2,422,649	$—
***** Cost of payable for foreign cash collateral for futures	$431,329	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$19,604,689	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	1,778,398	n/a
Net asset value and redemption price per share	n/a	$11.02	n/a
Class I
Net assets	$425,002,084	$162,745,544	$438,591,426
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	25,468,985	14,622,409	438,473,096
Net asset value and redemption price per share	$16.69	$11.13	$1.00
Class S
Net assets	$3,560,184	$480,936,329	$44,083
Shares authorized	500,000,000	300,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	214,629	43,266,925	44,071
Net asset value and redemption price per share	$16.59	$11.12	$1.00
Class S2
Net assets	n/a	$421,816	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	38,534	n/a
Net asset value and redemption price per share	n/a	$10.95	n/a
Class T
Net assets	n/a	$39,543,507	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	3,607,946	n/a
Net asset value and redemption price per share	n/a	$10.96	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$3,393,444,165	$3,383,526,317	$716,632,183
Investments in affiliates at fair value**	—	725,779,395	—
Short-term investments at fair value***	231,767,597	199,898,283	41,663,808
Cash	267	—	735
Cash collateral for futures	—	2,959,924	—
Cash pledged for centrally cleared swaps (Note 2)	—	7,636,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	513,000	—
Foreign currencies at value****	—	1,208	—
Receivables:
Investment securities sold	—	16,045	4,495,231
Fund shares sold	13,409	1,083,527	186,538
Dividends	3,667,257	5,787	946,168
Interest	35	21,490,458	—
Foreign tax reclaims	—	1,478	—
Unrealized appreciation on forward foreign currency contracts	—	140,430	—
Variation margin receivable on centrally cleared swaps	—	368,205	—
Prepaid expenses	14,365	17,866	2,856
Other assets	248,032	394,779	45,006
Total assets	3,629,155,127	4,343,832,702	763,972,525
LIABILITIES:
Income distribution payable	—	624	—
Payable for investment securities purchased	—	19,700,000	2,194,729
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	143,245,748	—
Payable for fund shares redeemed	3,074,339	1,712,944	229,925
Payable upon receipt of securities loaned	149,961,597	132,720,480	27,844,808
Unrealized depreciation on forward foreign currency contracts	—	861,067	—
Payable for investment management fees	1,643,306	1,721,072	530,822
Payable for distribution and shareholder service fees	508,883	692,579	27,217
Payable for directors/trustees fees	17,486	21,140	3,577
Payable to directors/trustees under the deferred compensation plan (Note 6)	248,032	394,779	45,006
Other accrued expenses and liabilities	380,355	493,581	53,260
Total liabilities	155,833,998	301,564,014	30,929,344
NET ASSETS	$3,473,321,129	$4,042,268,688	$733,043,181
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,654,235,922	$4,011,107,210	$538,376,273
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(541,335)	(1,371,433)	3,065,070
Accumulated net realized gain (loss)	102,115,999	(4,676,224)	96,473,381
Net unrealized appreciation	717,510,543	37,209,135	95,128,457
NET ASSETS	$3,473,321,129	$4,042,268,688	$733,043,181
+ Including securities loaned at value	$146,530,446	$129,787,207	$27,086,972
* Cost of investments in securities	$2,675,933,622	$3,341,672,631	$621,503,726
** Cost of investments in affiliates	$—	$729,653,254	$—
*** Cost of short-term investments	$231,767,597	$199,903,891	$41,663,808
**** Cost of foreign currencies	$—	$4,529	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$1,010,016,793	$311,322,542	$7,817,016
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	34,895,600	24,463,911	373,055
Net asset value and redemption price per share	$28.94	$12.73	$20.95
Class I
Net assets	$1,906,723,307	$1,117,793,893	$607,229,713
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	64,918,463	86,901,211	27,594,684
Net asset value and redemption price per share	$29.37	$12.86	$22.01
Class R6
Net assets	n/a	n/a	$6,273,644
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	285,015
Net asset value and redemption price per share	n/a	n/a	$22.01
Class S
Net assets	$556,168,622	$2,587,503,413	$111,722,808
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	19,199,370	202,525,306	5,206,629
Net asset value and redemption price per share	$28.97	$12.78	$21.46
Class S2
Net assets	$412,407	$25,648,840	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	14,396	2,015,098	n/a
Net asset value and redemption price per share	$28.65	$12.73	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio	Voya Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,471,350	$17,671,891	$24,173	$77,727,409
Interest, net of foreign taxes withheld*	3,096,034	5,468	4,244,361	198,487
Dividends from affiliated underlying funds	1,659,009	—	—	—
Securities lending income, net	136,094	187,076	—	625,231
Total investment income	11,362,487	17,864,435	4,268,534	78,551,127
EXPENSES:
Investment management fees	2,562,799	3,911,859	1,625,384	20,983,733
Distribution and shareholder service fees:
Class ADV	—	99,046	—	5,269,484
Class S	9,283	1,225,378	131	1,470,385
Class S2	—	1,531	—	1,575
Class T	—	319,908	—	—
Transfer agent fees	574	1,671	711	10,979
Shareholder reporting expense	32,850	71,000	34,232	217,015
Professional fees	27,784	45,368	30,228	142,810
Custody and accounting expense	179,335	147,854	56,532	360,420
Directors/trustees fees	17,085	28,391	18,584	139,891
Miscellaneous expense	21,633	38,080	26,616	141,183
Interest expense	528	392	2,019	73
Total expenses	2,851,871	5,890,478	1,794,437	28,737,548
Waived and reimbursed fees	(63,065)	(63,982)	(209,036)	(2,100,770)
Net expenses	2,788,806	5,826,496	1,585,401	26,636,778
Net investment income	8,573,681	12,037,939	2,683,133	51,914,349
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	28,981,898	53,904,070	100,629	452,078,937
Sale of affiliated underlying funds	11,630	—	—	—
Forward foreign currency contracts	(161,436)	—	—	—
Foreign currency related transactions	84,918	218,022	—	93,939
Futures	2,363,941	6,518,022	—	—
Swaps	332,674	—	—	—
Written options	4,352	—	—	—
Net realized gain	31,617,977	60,640,114	100,629	452,172,876
Net change in unrealized appreciation (depreciation) on:
Investments	18,348,929	75,136,456	—	136,328,667
Affiliated underlying funds	(74,506)	—	—	—
Forward foreign currency contracts	12,854	—	—	—
Foreign currency related transactions	13,333	112,652	—	—
Futures	215,246	1,622,974	—	—
Swaps	(276,660)	—	—	—
Net change in unrealized appreciation (depreciation)	18,239,196	76,872,082	—	136,328,667
Net realized and unrealized gain	49,857,173	137,512,196	100,629	588,501,543
Increase in net assets resulting from operations	$58,430,854	$149,550,135	$2,783,762	$640,415,892
* Foreign taxes withheld	$161,124	$1,258,082	$—	$671,211
^ Foreign taxes on sale of Indian investments	$—	$45,182	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends	$141,988	$8,885,862
Interest	121,486,447	99
Dividends from affiliated underlying funds	33,051,815	—
Securities lending income, net	1,070,749	776,350
Total investment income	155,750,999	9,662,311
EXPENSES:
Investment management fees	21,094,042	6,080,881
Distribution and shareholder service fees:
Class ADV	1,563,332	33,287
Class S	6,870,172	307,566
Class S2	97,789	—
Transfer agent fees	7,135	1,262
Shareholder reporting expense	282,875	44,830
Professional fees	180,255	33,807
Custody and accounting expense	546,675	77,610
Directors/trustees fees	169,117	28,616
Miscellaneous expense	171,364	37,571
Interest expense	2,705	4,056
Total expenses	30,985,461	6,649,486
Waived and reimbursed fees	(639,585)	(102,877)
Net expenses	30,345,876	6,546,609
Net investment income	125,405,123	3,115,702
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	27,609,008	100,396,816
Sale of affiliated underlying funds	(180,993)	—
Capital gain distributions from affiliated underlying funds	3,292,467	—
Forward foreign currency contracts	(1,696,339)	—
Foreign currency related transactions	(296,893)	—
Futures	(3,999,261)	—
Swaps	11,792,689	—
Written options	39,616	—
Net realized gain	36,560,294	100,396,816
Net change in unrealized appreciation (depreciation) on:
Investments	25,665,935	(27,255,603)
Affiliated underlying funds	24,827,421	—
Forward foreign currency contracts	(482,634)	—
Foreign currency related transactions	(3,324)	—
Futures	2,002,634	—
Swaps	(13,763,367)	—
Net change in unrealized appreciation (depreciation)	38,246,665	(27,255,603)
Net realized and unrealized gain	74,806,959	73,141,213
Increase in net assets resulting from operations	$200,212,082	$76,256,915

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global Equity Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$8,573,681	$8,933,490	$12,037,939	$15,709,821
Net realized gain (loss)	31,617,977	5,165,253	60,640,114	(61,191,156)
Net change in unrealized appreciation (depreciation)	18,239,196	17,932,640	76,872,082	84,178,744
Increase in net assets resulting from operations	58,430,854	32,031,383	149,550,135	38,697,409
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(370,586)	(502,893)
Class I	(10,867,103)	(7,616,888)	(3,602,681)	(4,372,370)
Class S	(87,514)	(59,518)	(10,272,423)	(13,379,827)
Class S2	—	—	(8,101)	(7,294)
Class T	—	—	(720,568)	(1,095,449)
Total distributions	(10,954,617)	(7,676,406)	(14,974,359)	(19,357,833)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,144,073	4,145,922	12,033,042	10,178,134
Reinvestment of distributions	10,954,617	7,676,406	14,974,359	19,357,833
	17,098,690	11,822,328	27,007,401	29,535,967
Cost of shares redeemed	(57,127,098)	(58,032,822)	(156,158,099)	(153,481,413)
Net decrease in net assets resulting from capital share transactions	(40,028,408)	(46,210,494)	(129,150,698)	(123,945,446)
Net increase (decrease) in net assets	7,447,829	(21,855,517)	5,425,078	(104,605,870)
NET ASSETS:
Beginning of year or period	421,114,439	442,969,956	697,826,807	802,432,677
End of year or period	$428,562,268	$421,114,439	$703,251,885	$697,826,807
Undistributed net investment income at end of year or period	$9,097,202	$10,643,831	$12,168,248	$15,188,901

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$2,683,133	$435,259	$51,914,349	$59,954,584
Net realized gain	100,629	396,232	452,172,876	276,978,847
Net change in unrealized appreciation (depreciation)	—	—	136,328,667	(23,030,191)
Increase in net assets resulting from operations	2,783,762	831,491	640,415,892	313,903,240
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(12,635,577)	(15,538,862)
Class I	(2,682,933)	(435,258)	(32,232,936)	(33,639,786)
Class S	(206)	(3)	(8,093,161)	(10,073,694)
Class S2	—	—	(5,539)	(5,727)
Net realized gains:
Class ADV	—	—	(113,484,388)	(87,992,818)
Class I	(100,617)	(499,979)	(208,205,233)	(143,952,943)
Class S	(12)	(269)	(62,538,322)	(50,215,275)
Class S2	—	—	(46,070)	(29,465)
Total distributions	(2,783,768)	(935,509)	(437,241,226)	(341,448,570)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	62,022,014	139,247,510	24,739,915	10,580,286
Reinvestment of distributions	2,783,764	935,509	436,956,279	341,207,784
	64,805,778	140,183,019	461,696,194	351,788,070
Cost of shares redeemed	(130,827,430)	(176,638,756)	(643,283,459)	(552,686,429)
Net decrease in net assets resulting from capital share transactions	(66,021,652)	(36,455,737)	(181,587,265)	(200,898,359)
Net increase (decrease) in net assets	(66,021,658)	(36,559,755)	21,587,401	(228,443,689)
NET ASSETS:
Beginning of year or period	504,657,167	541,216,922	3,451,733,728	3,680,177,417
End of year or period	$438,635,509	$504,657,167	$3,473,321,129	$3,451,733,728
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(139,830)	$(139,824)	$(541,335)	$(527,339)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$125,405,123	$136,908,476	$3,115,702	$2,184,315
Net realized gain	36,560,294	11,351,510	100,396,816	76,641,987
Net change in unrealized appreciation (depreciation)	38,246,665	54,331,079	(27,255,603)	56,886,577
Increase in net assets resulting from operations	200,212,082	202,591,065	76,256,915	135,712,879
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(8,924,236)	(8,936,348)	—	—
Class I	(38,341,421)	(38,142,968)	(2,010,029)	(2,207,939)
Class R6	—	—	(14,076)	(13)
Class S	(85,370,560)	(90,171,714)	(160,821)	(208,636)
Class S2	(722,379)	(753,431)	—	—
Net realized gains:
Class ADV	—	—	(668,667)	(552,879)
Class I	—	—	(61,828,039)	(44,683,696)
Class R6	—	—	(433,121)	(279)
Class S	—	—	(13,406,040)	(9,976,165)
Total distributions	(133,358,596)	(138,004,461)	(78,520,793)	(57,629,607)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	125,803,650	178,176,946	109,590,170	68,917,142
Reinvestment of distributions	133,354,061	137,993,921	78,520,793	57,629,316
	259,157,711	316,170,867	188,110,963	126,546,458
Cost of shares redeemed	(682,116,403)	(749,350,826)	(143,931,177)	(117,584,204)
Net increase (decrease) in net assets resulting from capital share transactions	(422,958,692)	(433,179,959)	44,179,786	8,962,254
Net increase (decrease) in net assets	(356,105,206)	(368,593,355)	41,915,908	87,045,526
NET ASSETS:
Beginning of year or period	4,398,373,894	4,766,967,249	691,127,273	604,081,747
End of year or period	$4,042,268,688	$4,398,373,894	$733,043,181	$691,127,273
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(1,371,433)	$1,650,976	$3,065,070	$2,134,294

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-17	14.93	0.32•	1.85	2.17	0.41	—	—	0.41	—	16.69	14.73	0.67	0.65	0.65	2.01	425,002	174
12-31-16	14.10	0.30•	0.78	1.08	0.25	—	—	0.25	—	14.93	7.82	0.67	0.62	0.62	2.09	417,376	184
12-31-15	14.64	0.28•	(0.54)	(0.26)	0.28	—	—	0.28	—	14.10	(1.86)	0.67	0.62	0.62	1.90	438,912	193
12-31-14	14.01	0.31•	0.55	0.86	0.23	—	—	0.23	—	14.64	6.22	0.63	0.63	0.63	2.18	507,213	192
12-31-13	12.27	0.28•	1.74	2.02	0.28	—	—	0.28	—	14.01	16.71	0.64	0.64	0.64	2.13	538,114	210
Class S
12-31-17	14.85	0.28•	1.82	2.10	0.36	—	—	0.36	—	16.59	14.37	0.92	0.90	0.90	1.76	3,560	174
12-31-16	14.01	0.26•	0.79	1.05	0.21	—	—	0.21	—	14.85	7.62	0.92	0.87	0.87	1.84	3,738	184
12-31-15	14.55	0.24•	(0.54)	(0.30)	0.24	—	—	0.24	—	14.01	(2.14)	0.92	0.87	0.87	1.65	4,058	193
12-31-14	13.92	0.28•	0.55	0.83	0.20	—	—	0.20	—	14.55	5.99	0.88	0.88	0.88	1.94	4,797	192
12-31-13	12.20	0.24•	1.73	1.97	0.25	—	—	0.25	—	13.92	16.33	0.89	0.89	0.89	1.88	5,829	210
Voya Global Equity Portfolio
Class ADV
12-31-17	9.12	0.14•	1.95	2.09	0.19	—	—	0.19	—	11.02	23.10	1.10	1.10	1.10	1.43	19,605	60
12-31-16	8.85	0.16•	0.31	0.47	0.20	—	—	0.20	—	9.12	5.53	1.10	1.10	1.10	1.87	19,883	101
12-31-15	9.11	0.21•	(0.47)	(0.26)	—	—	—	—	—	8.85	(2.85)(a)	1.11	1.11	1.11	2.26	23,880	83
12-31-14	8.94	0.19	0.22	0.41	0.24	—	—	0.24	—	9.11	4.65	1.12	1.12	1.12	2.03	1,279	88
12-31-13	8.15	0.23•	0.85	1.08	0.29	—	—	0.29	—	8.94	13.46	1.27	1.28	1.28	2.70	1,312	122
Class I
12-31-17	9.21	0.20•	1.96	2.16	0.24	—	—	0.24	—	11.13	23.73	0.60	0.60	0.60	1.91	162,746	60
12-31-16	8.94	0.21•	0.31	0.52	0.25	—	—	0.25	—	9.21	6.00	0.60	0.60	0.60	2.36	150,824	101
03-05-15(5) - 12-31-15	9.63	0.22•	(0.85)	(0.63)	0.06	—	—	0.06	—	8.94	(6.64)(a)	0.61	0.61	0.61	2.78	165,749	83
Class S
12-31-17	9.20	0.17•	1.96	2.13	0.21	—	—	0.21	—	11.12	23.44	0.85	0.85	0.85	1.67	480,936	60
12-31-16	8.93	0.19•	0.31	0.50	0.23	—	—	0.23	—	9.20	5.76	0.85	0.85	0.85	2.11	485,551	101
12-31-15	9.20	0.22•	(0.44)	(0.22)	0.05	—	—	0.05	—	8.93	(2.47)(a)	0.86	0.86	0.86	2.38	558,519	83
12-31-14	9.03	0.21•	0.22	0.43	0.26	—	—	0.26	—	9.20	4.87	0.87	0.87	0.87	2.28	168,482	88
12-31-13	8.23	0.25•	0.85	1.10	0.30	—	—	0.30	—	9.03	13.63	1.02	1.03	1.03	2.96	179,327	122
Class S2
12-31-17	9.07	0.15•	1.94	2.09	0.21	—	—	0.21	—	10.95	23.29	1.00	1.00	1.00	1.46	422	60
12-31-16	8.80	0.18	0.30	0.48	0.21	—	—	0.21	—	9.07	5.64	1.03	1.00	1.00	1.98	278	101
03-05-15(5) - 12-31-15	9.52	0.14•	(0.80)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(a)	1.11	1.01	1.01	1.86	288	83
Class T
12-31-17	9.07	0.13•	1.93	2.06	0.17	—	—	0.17	—	10.96	22.95	1.35	1.20	1.20	1.30	39,544	60
12-31-16	8.80	0.16•	0.30	0.46	0.19	—	—	0.19	—	9.07	5.41	1.35	1.20	1.20	1.79	41,291	101
03-05-15(5) - 12-31-15	9.52	0.17•	(0.83)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(a)	1.36	1.21	1.21	2.21	53,997	83
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Government Money Market Portfolio
Class I
12-31-17	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.61	0.39	0.34	0.34	0.58	438,591	—
12-31-16	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.18	0.39	0.34	0.34	0.08	504,575	—
12-31-15	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.01	0.38	0.22	0.22	0.00*	541,132	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.19	0.19	0.00	616,745	—
12-31-13	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.23	0.23	0.00	768,521	—
Class S
12-31-17	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.46	0.64	0.49	0.49	0.39	44	—
12-31-16	1.00	0.00*	0.00*	0.00	0.00*	0.00*	—	0.00*	—	1.00	0.10	0.64	0.38	0.38	0.00*	82	—
12-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.63	0.22	0.22	0.00	85	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.59	0.19	0.19	0.00	106	—
12-31-13	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.59	0.23	0.23	0.00	138	—
Voya Growth and Income Portfolio
Class ADV
12-31-17	27.51	0.36•	5.06	5.42	0.41	3.58	—	3.99	—	28.94	19.79	1.13	1.03	1.03	1.21	1,010,017	80
12-31-16	27.81	0.40•	2.10	2.50	0.43	2.37	—	2.80	—	27.51	9.25	1.13	1.03	1.03	1.44	1,064,550	98
12-31-15	30.28	0.44•	(0.96)	(0.52)	0.47	1.48	—	1.95	—	27.81	(1.82)	1.13	1.03	1.03	1.46	1,145,072	53
12-31-14	31.36	0.49•	2.77	3.26	0.52	3.82	—	4.34	—	30.28	10.19	1.08	1.03	1.03	1.49	1,348,687	87
12-31-13	24.31	0.22•	7.09	7.31	0.26	—	—	0.26	—	31.36	30.07	1.09	1.04	1.04	0.80	1,441,995	49
Class I
12-31-17	27.87	0.51•	5.13	5.64	0.56	3.58	—	4.14	—	29.37	20.34	0.63	0.58	0.58	1.66	1,906,723	80
12-31-16	28.13	0.54•	2.14	2.68	0.57	2.37	—	2.94	—	27.87	9.77	0.63	0.58	0.58	1.89	1,778,873	98
12-31-15	30.63	0.59•	(0.99)	(0.40)	0.62	1.48	—	2.10	—	28.13	(1.42)	0.63	0.58	0.58	1.91	1,872,684	53
12-31-14	31.67	0.64•	2.82	3.46	0.68	3.82	—	4.50	—	30.63	10.72	0.58	0.58	0.58	1.94	2,140,398	87
12-31-13	24.54	0.35•	7.17	7.52	0.39	—	—	0.39	—	31.67	30.66	0.59	0.59	0.59	1.25	2,182,314	49
Class S
12-31-17	27.53	0.42•	5.07	5.49	0.47	3.58	—	4.05	—	28.97	20.06	0.88	0.83	0.83	1.41	556,169	80
12-31-16	27.83	0.46•	2.10	2.56	0.49	2.37	—	2.86	—	27.53	9.45	0.88	0.83	0.83	1.64	607,941	98
12-31-15	30.31	0.51•	(0.97)	(0.46)	0.54	1.48	—	2.02	—	27.83	(1.64)	0.88	0.83	0.83	1.66	662,075	53
12-31-14	31.38	0.56•	2.78	3.34	0.59	3.82	—	4.41	—	30.31	10.44	0.83	0.83	0.83	1.70	794,327	87
12-31-13	24.32	0.28•	7.10	7.38	0.32	—	—	0.32	—	31.38	30.34	0.84	0.84	0.84	1.00	865,453	49
Class S2
12-31-17	27.27	0.38•	5.01	5.39	0.43	3.58	—	4.01	—	28.65	19.89	1.03	0.98	0.98	1.27	412	80
12-31-16	27.60	0.42	2.08	2.50	0.46	2.37	—	2.83	—	27.27	9.30	1.06	0.98	0.98	1.50	370	98
12-31-15	30.11	0.47•	(0.97)	(0.50)	0.53	1.48	—	2.01	—	27.60	(1.78)	1.13	0.98	0.98	1.56	346	53
12-31-14	31.05	0.54•	2.70	3.24	0.36	3.82	—	4.18	—	30.11	10.24	1.08	0.98	0.98	1.68	314	87
12-31-13	24.08	0.22	7.04	7.26	0.29	—	—	0.29	—	31.05	30.17	1.09	0.99	0.99	0.85	1,167	49
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Portfolio
Class ADV
12-31-17	12.53	0.34	0.22	0.56	0.36	—	—	0.36	—	12.73	4.53	1.03	1.02	1.02	2.67	311,323	300
12-31-16	12.40	0.33	0.16	0.49	0.36	—	—	0.36	—	12.53	3.92	1.03	0.98	0.98	2.58	311,448	296
12-31-15	12.81	0.34•	(0.34)	0.00*	0.41	—	—	0.41	—	12.40	(0.02)	1.03	0.98	0.98	2.62	319,732	346
12-31-14	12.42	0.38•	0.39	0.77	0.38	—	—	0.38	—	12.81	6.21	0.97	0.97	0.97	2.97	191,895	428
12-31-13	12.88	0.39	(0.47)	(0.08)	0.38	—	—	0.38	—	12.42	(0.62)	0.99	0.99	0.99	3.05	37,058	389
Class I
12-31-17	12.66	0.41	0.22	0.63	0.43	—	—	0.43	—	12.86	5.04	0.53	0.52	0.52	3.17	1,117,794	300
12-31-16	12.52	0.40•	0.14	0.54	0.40	—	—	0.40	—	12.66	4.33	0.53	0.48	0.48	3.08	1,174,851	296
12-31-15	12.90	0.41•	(0.33)	0.08	0.46	—	—	0.46	—	12.52	0.60	0.53	0.48	0.48	3.14	1,248,125	346
12-31-14	12.50	0.44	0.39	0.83	0.43	—	—	0.43	—	12.90	6.67	0.47	0.47	0.47	3.46	958,412	428
12-31-13	12.96	0.45	(0.47)	(0.02)	0.44	—	—	0.44	—	12.50	(0.12)	0.49	0.49	0.49	3.57	846,916	389
Class S
12-31-17	12.58	0.37	0.23	0.60	0.40	—	—	0.40	—	12.78	4.79	0.78	0.77	0.77	2.92	2,587,503	300
12-31-16	12.44	0.36•	0.16	0.52	0.38	—	—	0.38	—	12.58	4.16	0.78	0.73	0.73	2.83	2,887,280	296
12-31-15	12.83	0.37•	(0.34)	0.03	0.42	—	—	0.42	—	12.44	0.26	0.78	0.73	0.73	2.90	3,169,894	346
12-31-14	12.43	0.42•	0.38	0.80	0.40	—	—	0.40	—	12.83	6.48	0.72	0.72	0.72	3.21	3,477,973	428
12-31-13	12.89	0.44	(0.49)	(0.05)	0.41	—	—	0.41	—	12.43	(0.38)	0.74	0.74	0.74	3.31	1,140,317	389
Class S2
12-31-17	12.53	0.35	0.22	0.57	0.37	—	—	0.37	—	12.73	4.63	0.93	0.92	0.92	2.77	25,649	300
12-31-16	12.40	0.34•	0.16	0.50	0.37	—	—	0.37	—	12.53	3.99	0.96	0.88	0.88	2.68	24,796	296
12-31-15	12.79	0.35•	(0.33)	0.02	0.41	—	—	0.41	—	12.40	0.17	1.03	0.88	0.88	2.75	29,217	346
12-31-14	12.43	0.37•	0.40	0.77	0.41	—	—	0.41	—	12.79	6.17	0.97	0.87	0.87	2.87	5,281	428
12-31-13	12.92	0.44	(0.50)	(0.06)	0.43	—	—	0.43	—	12.43	(0.44)	0.99	0.89	0.89	3.45	1,505	389
Voya Small Company Portfolio
Class ADV
12-31-17	21.20	(0.01)	2.12	2.11	—	2.36	—	2.36	—	20.95	10.69	1.38	1.37	1.37	(0.01)	7,817	74
12-31-16	18.99	(0.02)	4.13	4.11	—	1.90	—	1.90	—	21.20	23.84	1.38	1.33	1.33	(0.09)	6,463	71
12-31-15	22.49	(0.03)	(0.11)	(0.14)	—	3.36	—	3.36	—	18.99	(1.26)	1.39	1.34	1.34	(0.07)	5,615	45
12-31-14	23.94	(0.03)	1.26	1.23	—	2.68	—	2.68	—	22.49	6.00	1.34	1.34	1.34	(0.18)	5,861	30
12-31-13	19.13	(0.02)	6.64	6.62	0.01	1.80	—	1.81	—	23.94	37.04	1.34	1.34	1.34	(0.13)	7,233	36
Class I
12-31-17	22.12	0.10	2.23	2.33	0.08	2.36	—	2.44	—	22.01	11.29	0.88	0.87	0.87	0.49	607,230	74
12-31-16	19.73	0.09	4.29	4.38	0.09	1.90	—	1.99	—	22.12	24.49	0.88	0.83	0.83	0.41	545,125	71
12-31-15	23.25	0.09	(0.13)	(0.04)	0.12	3.36	—	3.48	—	19.73	(0.79)	0.89	0.84	0.84	0.43	487,778	45
12-31-14	24.63	0.08	1.31	1.39	0.09	2.68	—	2.77	—	23.25	6.54	0.84	0.84	0.84	0.33	520,298	30
12-31-13	19.63	0.08•	6.84	6.92	0.12	1.80	—	1.92	—	24.63	37.76	0.84	0.84	0.84	0.38	571,880	36
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Portfolio (continued)
Class R6
12-31-17	22.13	0.11•	2.21	2.32	0.08	2.36	—	2.44	—	22.01	11.23	0.88	0.87	0.87	0.53	6,274	74
12-31-16	19.74	0.10•	4.28	4.38	0.09	1.90	—	1.99	—	22.13	24.49	0.88	0.83	0.83	0.50	2,694	71
11-24-15(5) - 12-31-15	20.56	0.02•	(0.84)	(0.82)	—	—	—	—	—	19.74	(3.99)	0.89	0.84	0.84	0.99	3	45
Class S
12-31-17	21.63	0.05•	2.17	2.22	0.03	2.36	—	2.39	—	21.46	11.00	1.13	1.12	1.12	0.22	111,723	74
12-31-16	19.33	0.03	4.21	4.24	0.04	1.90	—	1.94	—	21.63	24.16	1.13	1.08	1.08	0.16	136,845	71
12-31-15	22.84	0.03	(0.12)	(0.09)	0.06	3.36	—	3.42	—	19.33	(1.02)	1.14	1.09	1.09	0.18	110,685	45
12-31-14	24.24	0.02	1.28	1.30	0.02	2.68	—	2.70	—	22.84	6.26	1.09	1.09	1.09	0.08	115,635	30
12-31-13	19.35	0.03	6.72	6.75	0.06	1.80	—	1.86	—	24.24	37.37	1.09	1.09	1.09	0.12	126,746	36

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, Global Equity’s total return would have been (2.96)%, (6.85)%, (2.69)%, (7.14)% and (7.25)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has nineteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global Equity Portfolio (“Global Equity”) and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2017, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $9,759 and $140,430, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2017. At December 31, 2017, there was no collateral received from any counterparty for open OTC derivatives.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2017, Balanced and Intermediate Bond had a liability position of  $18,856 and $861,067,

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2017, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2017, Intermediate Bond had pledged $513,000 in cash collateral for open OTC derivatives. Balanced did not pledge any cash collateral for OTC derivatives as of December 31, 2017.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2017, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$325,562	$2,078,052
Intermediate Bond	1,752,566	40,964,716
The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2017.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2017, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes. Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Balanced and Global Equity entered into equity futures to “equitize” cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2017, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$49,338,680	$11,033,589
Global Equity	27,073,051	—
Intermediate Bond	702,591,774	411,538,578
Please refer to the tables following each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2017.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2017, Balanced and Intermediate Bond had purchased credit default swaptions to increase exposure to credit risk. There were no open credit default swaptions at December 31, 2017.
During the year ended December 31, 2017, Balanced and Intermediate Bond had both purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. There were no open purchased or written interest rate swaptions at December 31, 2017.
Please refer to Note 10 for the volume of both purchased and written option activity during the year ended December 31, 2017.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Global Equity, and Small Company declare and pay dividends annually. Growth and Income declares and pays dividends semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short,

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2017.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). There was no cash collateral pledged or received by any Portfolio at December 31, 2017 for open when-issued or delayed-delivery transactions.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2017, Balanced and Intermediate Bond had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and intermediate Bond used CDX swaps to gain additional exposure with various sectors of the credit market and to hedge the credit risk associated with various sectors within the credit market. Please refer to the tables following the Portfolio of Investments for open credit default swaps to buy protection and sell protection at December 31, 2017.
For the year ended December 31, 2017, Balanced had an average notional amount of  $3,180,723 on credit default swaps to buy protection and an average notional amount of $3,215,000 on credit default swaps to sell protection. For the year ended December 31, 2017, Intermediate Bond had an average notional amount of  $127,344,578 on credit default swaps to buy protection and an average notional amount of  $107,770,000 on credit default swaps to sell protection.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2017, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $7,582,800 and $608,555,000, respectively.
For the year ended December 31, 2017, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $18,836,200 and $928,060,400, respectively.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following each respective Portfolio of Investments for Balanced and Intermediate Bond for open interest rate swaps at December 31, 2017.
At December 31, 2017, Balanced and Intermediate Bond had pledged $252,000 and $7,636,000, respectively, in cash collateral for open centrally cleared swaps.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$274,275,703	$323,484,067
Global Equity	403,951,898	527,107,389
Growth and Income	2,740,703,611	3,349,533,631
Intermediate Bond	1,696,038,527	2,050,861,417
Small Company	517,725,109	544,886,190
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$433,040,647	$428,848,740
Intermediate Bond	11,459,382,943	11,609,932,565
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced(1)	0.60%
Global Equity	0.56% on the first $500 million;
0.53% on the next $500 million;
0.51% thereafter
Government Money Market(2)	0.35%
Growth and Income(2)	0.600% on the first $5 billion;
0.550% on the next $5 billion;
0.525% thereafter
Intermediate Bond(1)	0.50% on first $4 billion;
0.48% on next $3 billion;
0.46% thereafter
Small Company(1)	0.85%

(1)
Prior to May 1, 2017, the Investment Adviser was contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver was not eligible for recoupment.

(2)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder services and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class T shares of Global Equity, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global Equity’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global Equity, so that the actual fee paid by Class T shares of Global Equity is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global Equity are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or
Qualified Plan participants with interests in Global Equity. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2017, there were no waivers for the Portfolio to maintain a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.
As of December 31, 2017, amounts of waived fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2018	2019	2020	Total
Government Money Market	$658,101	$5,312	$—	$663,413
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	7.16%
	Intermediate Bond	9.07
	Small Company	7.32
Voya Insurance and Annuity Company	Global Equity	66.83
	Growth and Income	41.56
	Intermediate Bond	60.23
	Small Company	12.91
Voya Retirement Insurance and Annuity Company	Balanced	87.90
	Global Equity	21.49
	Government Money Market	90.44
	Growth and Income	52.00
	Intermediate Bond	25.88
	Small Company	50.38

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Solution Moderately Aggressive Portfolio	Small Company	5.73
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At December 31, 2017, the below Portfolio had the following payable included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Portfolio	Accrued Expenses	Amount
Government Money Market	Postage	$32,038
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced(1)	N/A	0.69%	N/A	0.94%	N/A	N/A
Global Equity(2)	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond(3)	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company(4)	1.43%	0.93%	0.93%	1.18%	N/A	N/A

(1)
Expense limit was implemented on May 1, 2017.

(2)
Pursuant to a side letter agreement, through May 1, 2018, the Investment Adviser has further lowered the expense limits for Global Equity to 1.11%, 0.61%, 0.86%, 1.01% and 1.21% for Class ADV, Class I, Class S, Class S2 and Class T, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)
Prior to May 1, 2017, the expense limits for Intermediate Bond were 1.05%, 0.55%, 0.80% and 0.95% for Classes ADV, I, S and S2, respectively.

(4)
Prior to May 1, 2017, the expense limits for Small Company were 1.45%, 0.95%, 0.95% and 1.20% for Classes ADV, I, R6 and S, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2017, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreements are contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — LINE OF CREDIT
Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2017:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Equity	3	$1,754,333	1.91%
Government Money Market	3	623,000	2.16
Growth and Income	1	950,000	2.42
Intermediate Bond	19	2,242,263	2.12
NOTE 10 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased credit default swaptions for Balanced during the year ended December 31, 2017 were as follows:
	USD Notional	Cost
Balance at 12/31/2016	—	$—
Options Purchased	9,500,000	6,650
Options Expired	(9,500,000)	(6,650)
Balance at 12/31/2017	—	$—

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2017 were as follows:
	USD Notional	Cost
Balance at 12/31/2016	—	$—
Options Purchased	23,651,000	53,290
Options Terminated in Closing Sell Transactions	(9,910,000)	(23,536)
Options Expired	(13,741,000)	(29,753)
Balance at 12/31/2017	—	$—

Transactions in written interest rate swaptions for Balanced during the year ended December 31, 2017 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2016	—	$—
Options Written	3,580,000	6,229
Options Terminated in Closing Purchase Transactions	(920,000)	(5,676)
Options Expired	(2,660,000)	(553)
Balance at 12/31/2017	—	$—

Transactions in purchased credit default swaptions for Intermediate Bond during the year ended December 31, 2017 were as follows:
	USD Notional	Cost
Balance at 12/31/2016	—	$—
Options Purchased	426,500,000	298,550
Options Expired	(426,500,000)	(298,550)
Balance at 12/31/2017	—	$—

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended December 31, 2017 were as follows:
	USD Notional	Cost
Balance at 12/31/2016	—	$—
Options Purchased	1,069,312,000	2,099,338
Options Terminated in Closing Sell Transactions	(433,920,000)	(1,030,560)
Options Expired	(635,392,000)	(1,068,778)
Balance at 12/31/2017	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2017 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2016	—	$—
Options Written	190,470,000	39,616
Options Expired	(190,470,000)	(39,616)
Balance at 12/31/2017	—	$—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2017	353,588	—	703,828	(3,536,426)	(2,479,010)	5,551,153	—	10,867,103	(55,854,629)	(39,436,373)
12/31/2016	286,591	—	545,232	(4,020,427)	(3,188,604)	4,102,169	—	7,616,888	(57,388,840)	(45,669,783)
Class S
12/31/2017	37,660	—	5,694	(80,542)	(37,188)	592,920	—	87,514	(1,272,469)	(592,035)
12/31/2016	3,164	—	4,279	(45,300)	(37,857)	43,753	—	59,518	(643,982)	(540,711)
Global Equity
Class ADV
12/31/2017	29,397	—	37,245	(468,169)	(401,527)	297,921	—	370,586	(4,706,714)	(4,038,207)
12/31/2016	31,215	—	59,303	(607,916)	(517,398)	275,302	—	502,893	(5,296,385)	(4,518,190)
Class I
12/31/2017	357,173	—	359,549	(2,472,669)	(1,755,947)	3,746,460	—	3,602,681	(25,164,373)	(17,815,232)
12/31/2016	315,852	—	512,587	(2,997,376)	(2,168,937)	2,799,817	—	4,372,370	(26,392,658)	(19,220,471)
Class S
12/31/2017	199,757	—	1,025,192	(10,754,683)	(9,529,734)	2,061,825	—	10,272,423	(109,818,624)	(97,484,376)
12/31/2016	223,897	—	1,566,724	(11,562,136)	(9,771,515)	1,959,903	—	13,379,827	(101,783,442)	(86,443,712)
Class S2
12/31/2017	13,872	—	820	(6,846)	7,846	138,857	—	8,101	(71,875)	75,083
12/31/2016	4,795	—	865	(7,731)	(2,071)	41,574	—	7,294	(68,918)	(20,050)
Class T
12/31/2017	574,000	—	72,785	(1,593,219)	(946,434)	5,787,979	—	720,568	(16,396,513)	(9,887,966)
12/31/2016	594,364	—	129,793	(2,307,010)	(1,582,853)	5,101,538	—	1,095,449	(19,940,010)	(13,743,023)
Government Money Market
Class I
12/31/2017	62,019,236	—	2,783,547	(130,786,097)	(65,983,314)	62,019,235	—	2,783,547	(130,786,097)	(65,983,315)
12/31/2016	138,262,357	—	935,238	(175,651,072)	(36,453,477)	138,262,357	—	935,238	(175,651,072)	(36,453,477)
Class S
12/31/2017	2,779	—	217	(41,333)	(38,337)	2,779	—	217	(41,333)	(38,337)
12/31/2016	985,152	—	272	(987,684)	(2,260)	985,153	—	271	(987,684)	(2,260)
Growth and Income
Class ADV
12/31/2017	481,140	—	4,332,463	(8,613,013)	(3,799,410)	14,112,733	—	126,119,965	(259,034,403)	(118,801,705)
12/31/2016	145,340	—	3,776,003	(6,406,343)	(2,485,000)	4,095,762	—	103,531,680	(179,207,392)	(71,579,950)
Class I
12/31/2017	228,779	—	8,130,779	(7,269,067)	1,090,491	6,919,575	—	240,153,222	(221,389,322)	25,683,475
12/31/2016	131,389	—	6,380,927	(9,248,696)	(2,736,380)	3,639,575	—	177,351,943	(261,073,382)	(80,081,864)
Class S
12/31/2017	122,006	—	2,424,491	(5,427,934)	(2,881,437)	3,672,422	—	70,631,484	(162,795,310)	(88,491,404)
12/31/2016	100,601	—	2,196,506	(4,010,085)	(1,712,978)	2,816,141	—	60,288,969	(112,370,107)	(49,264,997)
Class S2
12/31/2017	1,188	—	1,791	(2,165)	814	35,185	—	51,608	(64,424)	22,369
12/31/2016	1,054	—	1,293	(1,301)	1,046	28,808	—	35,192	(35,548)	28,452
Intermediate Bond
Class ADV
12/31/2017	1,674,254	—	702,761	(2,769,383)	(392,368)	21,223,587	—	8,924,427	(35,130,726)	(4,982,712)
12/31/2016	1,532,861	—	699,426	(3,152,561)	(920,274)	19,734,492	—	8,936,129	(40,256,358)	(11,585,737)
Class I
12/31/2017	4,701,599	—	2,987,122	(13,551,357)	(5,862,636)	60,254,318	—	38,334,258	(173,617,322)	(75,028,746)
12/31/2016	3,268,901	—	2,949,442	(13,175,262)	(6,956,919)	42,304,595	—	38,134,846	(169,970,055)	(89,530,614)
Class S
12/31/2017	3,026,066	—	6,697,190	(36,721,454)	(26,998,198)	38,383,965	—	85,372,981	(467,195,239)	(343,438,293)
12/31/2016	8,765,935	—	7,023,181	(41,031,537)	(25,242,421)	110,867,415	—	90,169,539	(528,312,300)	(327,275,346)
Class S2
12/31/2017	467,281	—	56,884	(487,591)	36,574	5,941,780	—	722,395	(6,173,116)	491,059
12/31/2016	410,608	—	58,920	(846,688)	(377,160)	5,270,444	—	753,407	(10,812,113)	(4,788,262)
Small Company
Class ADV
12/31/2017	138,528	—	34,027	(104,357)	68,198	2,828,764	—	668,667	(2,179,147)	1,318,284
12/31/2016	55,117	—	31,848	(77,808)	9,157	1,058,284	—	552,879	(1,440,693)	170,470

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Small Company (continued)
Class I
12/31/2017	4,271,152	—	3,103,347	(4,422,213)	2,952,286	94,005,567	—	63,838,068	(94,507,724)	63,335,911
12/31/2016	1,980,320	—	2,597,874	(4,653,668)	(75,474)	39,835,416	—	46,891,635	(92,286,094)	(5,559,043)
Class R6
12/31/2017	213,873	—	21,729	(72,342)	163,260	4,622,329	—	447,197	(1,549,998)	3,519,528
12/31/2016	135,577	—	—	(13,969)	121,608	2,801,884	—	—	(289,726)	2,512,158
Class S
12/31/2017	376,316	—	675,283	(2,170,701)	(1,119,102)	8,133,510	—	13,566,861	(45,694,308)	(23,993,937)
12/31/2016	1,259,380	—	576,063	(1,234,819)	600,624	25,221,558	—	10,184,802	(23,567,691)	11,838,669
NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2017:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$183,242	$(183,242)	$—
Barclays Capital Inc.	84,339	(84,339)	—
Barclays Capital Securities Ltd.	211,272	(211,272)	—
BMO Capital Markets Corp	183,205	(183,205)	—
BNP Paribas Prime Brokerage Intl Ltd	64,492	(64,492)	—
CIBC World Markets INC	3,242,798	(3,242,798)	—
Citigroup Global Markets Inc.	8,799,509	(8,799,509)	—
Credit Suisse Securities (USA) LLC	1,095,178	(1,095,178)	—
Goldman, Sachs & Co. LLC	233,128	(233,128)	—
J.P. Morgan Securities LLC	1,624,886	(1,624,886)	—
Merrill Lynch International	81,149	(81,149)	—
Morgan Stanley & Co. LLC	4,393,988	(4,393,988)	—
Natixis Securities America LLC	177,196	(177,196)	—
Nomura International PLC	22,803	(22,803)	—
RBC Capital Markets, LLC	390,294	(390,294)	—
RBC Dominion Securities Inc	1,557,078	(1,557,078)	—
Scotia Capital (USA) INC	526,401	(526,401)	—
Societe Generale	125,602	(125,602)	—
UBS AG	48,044	(48,044)	—
UBS Securities LLC.	4,052	(4,052)	—
Wells Fargo Securities LLC	1,070,018	(1,070,018)	—
Total	$24,118,674	$(24,118,674)	$—

(1)
Collateral with a fair value of  $24,695,273 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 12 — SECURITIES LENDING (continued)

Global Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$829,422	$(829,422)	$—
Goldman, Sachs & Co. LLC	4,835,616	(4,835,616)	—
J.P. Morgan Securities LLC	1,675,060	(1,675,060)	—
Natixis Securities America LLC	12,914	(12,914)	—
Wells Fargo Securities LLC	8,053,133	(8,053,133)	—
Total	$15,406,145	$(15,406,145)	$—

(1)
Collateral with a fair value of  $15,763,307 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$8,274,192	$(8,274,192)	$—
BMO Capital Markets Corp	2,091,738	(2,091,738)	—
Citigroup Global Markets Inc.	5,326,891	(5,326,891)	—
Credit Suisse Securities (USA) LLC	408,144	(408,144)	—
Deutsche Bank Securities Inc.	297,027	(297,027)	—
Goldman, Sachs & Co. LLC	646,091	(646,091)	—
HSBC Bank PLC	1,326,468	(1,326,468)	—
J.P. Morgan Securities LLC	62,451,339	(62,451,339)	—
Janney Montgomery Scott LLC	23,190	(23,190)	—
National Financial Services LLC	4,638,000	(4,638,000)	—
Nomura Securities International, Inc.	241,176	(241,176)	—
RBC Capital Markets, LLC	2,643,660	(2,643,660)	—
SG Americas Securities, LLC	10,081,203	(10,081,203)	—
UBS Securities LLC.	1,473,361	(1,473,361)	—
Wells Fargo Securities LLC	46,607,966	(46,607,966)	—
Total	$146,530,446	$(146,530,446)	$—

(1)
Collateral with a fair value of  $149,961,597 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$8,241,926	$(8,241,926)	$—
Barclays Capital Inc.	1,430,511	(1,430,511)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	1,969,429	(1,969,429)	—
Citigroup Global Markets Inc.	22,153,685	(22,153,685)	—
Credit Suisse Securities (USA) LLC	11,634,259	(11,634,259)	—
Goldman, Sachs & Co. LLC	10,995,676	(10,995,676)	—
HSBC Securities (USA) Inc.	337,501	(337,501)	—
J.P. Morgan Securities LLC	2,370,001	(2,370,001)	—
Morgan Stanley & Co. LLC	1,652,208	(1,652,208)	—
RBC Capital Markets, LLC	212,993	(212,993)	—
Scotia Capital (USA) INC	1,928,218	(1,928,218)	—
Societe Generale	1,859,957	(1,859,957)	—
Wells Fargo Securities LLC	65,000,843	(65,000,843)	—
Total	$129,787,207	$(129,787,207)	$—

(1)
Collateral with a fair value of  $132,720,480 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$424,615	$(424,615)	$—
CIBC World Markets INC	7,116	(7,116)	—
Goldman, Sachs & Co. LLC	4,708,313	(4,708,313)	—
HSBC Bank PLC	358,766	(358,766)	—
J.P. Morgan Securities LLC	10,058,484	(10,058,484)	—
Jefferies LLC	744,371	(744,371)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	134,640	(134,640)	—
Morgan Stanley & Co. LLC	6,424,477	(6,424,477)	—
National Financial Services LLC	351,163	(351,163)	—
RBC Dominion Securities Inc	3,409,743	(3,409,743)	—
Scotia Capital (USA) INC	249,142	(249,142)	—
SG Americas Securities, LLC	54,740	(54,740)	—
UBS AG	89,566	(89,566)	—
Wells Fargo Securities LLC	71,836	(71,836)	—
Total	$27,086,972	$(27,086,972)	$—

(1)
Collateral with a fair value of  $27,844,808 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2017:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Balanced	$—	$834,307	$(834,307)
Global Equity	(16,197,602)(1)	(84,233)	16,281,835
Growth and Income	(3)	1,038,868	(1,038,865)
Intermediate Bond	(131,834,963)(1)	4,931,064	126,903,899

(1)
Amount relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$10,954,617	$—	$7,676,406	$—
Global Equity	14,974,359	—	19,357,833	—
Government Money Market	2,783,768	—	932,960	2,549
Growth and Income	139,807,817	297,433,409	59,258,069	282,190,501
Intermediate Bond	133,358,596	—	138,004,461	—
Small Company	9,980,023	68,540,770	2,562,015	55,067,592
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Balanced	$17,978,572	$20,943,993	$—	$—	$31,806,103	$—	—
Global Equity	12,209,078	—	—	—	116,250,803	(6,695,973)	2018
						(60,150,156)	None
						$(66,846,129)*
Government Money Market	3,212	—	—	—	—	—	—
Growth and Income	33,172,457	82,706,960	—	—	703,747,125	—	—
Intermediate Bond	—	—	(554,617)	(4,181,821)	36,216,520	—	—
Small Company	17,757,318	83,519,576	—	—	93,443,368	—	—

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

As of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year remains subject to examination by these jurisdictions is 2013.
NOTE 14 — SUBSEQUENT EVENTS
Subsequent to December 31, 2017, the following Portfolios paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	NII	$0.0009	February 1, 2018	Daily
Class S	NII	$0.0007	February 1, 2018	Daily
All Classes	STCG	$0.0001	February 1, 2018	January 30, 2018
	Type	Per Share Amount	Payable Date	Record Date
Intermediate Bond
Class ADV	NII	$0.0299	February 1, 2018	Daily
Class I	NII	$0.0357	February 1, 2018	Daily
Class S	NII	$0.0327	February 1, 2018	Daily
Class S2	NII	$0.0310	February 1, 2018	Daily

NII –
Net investment income

STCG – Short-term capital gain
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 51.0%
		Consumer Discretionary: 5.9%
1,818 (1)		Amazon.com, Inc.	$2,126,096	0.5
43,460		Comcast Corp. - Class A	1,740,573	0.4
9,606		Home Depot, Inc.	1,820,625	0.4
515,669	(2)(3)	Other Securities	19,775,200	4.6
			25,462,494	5.9
		Consumer Staples: 4.1%
16,576		Philip Morris International, Inc.	1,751,254	0.4
23,718		Procter & Gamble Co.	2,179,210	0.5
21,320		Wal-Mart Stores, Inc.	2,105,350	0.5
140,500 (4)		WH Group Ltd.	158,612	0.0
281,143 (3)		Other Securities	11,371,782	2.7
			17,566,208	4.1
		Energy: 3.0%
33,353		Exxon Mobil Corp.	2,789,645	0.7
34,470		Royal Dutch Shell PLC - Class A ADR	2,299,494	0.5
229,805 (3)		Other Securities	7,831,346	1.8
			12,920,485	3.0
		Financials: 9.3%
6,371 (4)		ABN AMRO Group NV	205,406	0.0
17,137		Allstate Corp.	1,794,415	0.4
10,278		Ameriprise Financial, Inc.	1,741,813	0.4
38,396		Citizens Financial Group, Inc.	1,611,864	0.4
33,722		Hartford Financial Services Group, Inc.	1,897,874	0.4
33,507		Intercontinental Exchange, Inc.	2,364,254	0.6
35,171		JPMorgan Chase & Co.	3,761,187	0.9
74,558		Keycorp	1,503,835	0.4
34,187		Lazard Ltd.	1,794,818	0.4
27,109		Morgan Stanley	1,422,409	0.3
47,109		Wells Fargo & Co.	2,858,103	0.7
1,286,858 (3)		Other Securities	18,778,496	4.4
			39,734,474	9.3
		Health Care: 5.9%
8,197		AstraZeneca PLC	565,638	0.1
31,564		AstraZeneca PLC ADR	1,095,271	0.2
27,150		Gilead Sciences, Inc.	1,945,026	0.4
32,476		Johnson & Johnson	4,537,547	1.1
78,189		Pfizer, Inc.	2,832,005	0.7
12,865		UnitedHealth Group, Inc.	2,836,218	0.7
197,916	(2)(3)	Other Securities	11,713,621	2.7
			25,525,326	5.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 6.3%
7,396		General Dynamics Corp.	$1,504,716	0.3
10,566		L3 Technologies, Inc.	2,090,483	0.5
29,341		Timken Co.	1,442,110	0.3
644,724 (3)		Other Securities	22,200,133	5.2
			27,237,442	6.3
		Information Technology: 8.9%
1,475 (1)		Alphabet, Inc. - Class A	1,553,765	0.4
20,254		Apple, Inc.	3,427,585	0.8
51,584		Cisco Systems, Inc.	1,975,667	0.4
9,753 (1)		Facebook, Inc.	1,721,014	0.4
54,205		Microsoft Corp.	4,636,696	1.1
34,242		Oracle Corp.	1,618,962	0.4
14,191		Texas Instruments, Inc.	1,482,108	0.3
325,884	(2)(3)	Other Securities	21,714,958	5.1
			38,130,755	8.9
		Materials: 2.4%
2,933 (4)		Covestro AG	302,000	0.1
35,623		DowDuPont, Inc.	2,537,070	0.6
243,299	(2)(3)	Other Securities	7,433,124	1.7
			10,272,194	2.4
		Real Estate: 2.3%
767,531	(2)(3)	Other Securities	9,747,527	2.3
		Telecommunication Services: 1.0%
42,522		AT&T, Inc.	1,653,255	0.4
122,370		Other Securities	2,488,976	0.6
			4,142,231	1.0
		Utilities: 1.9%
24,821		Ameren Corp.	1,464,191	0.4
44,384		Exelon Corp.	1,749,173	0.4
10,815		NextEra Energy, Inc.	1,689,195	0.4
2,294 (4)		Orsted A/S	125,224	0.0
188,055 (2)		Other Securities	2,952,143	0.7
			7,979,926	1.9
		Total Common Stock (Cost $187,844,699)	218,719,062	51.0
EXCHANGE-TRADED FUNDS: 11.5%
101,680		iShares 1-3 Year Treasury Bond ETF	8,525,868	2.0
5,250		iShares MSCI EAFE Index Fund	369,127	0.0
408,113 (5)		iShares MSCI Emerging Markets Index Fund	19,230,285	4.5
97,886		iShares MSCI EMU Index Fund	4,246,295	1.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: (continued)
372,621	PowerShares Senior Loan Portfolio	$8,585,188	2.0
105,025 (5)	SPDR Dow Jones International Real Estate	4,252,462	1.0
51,303	Vanguard REIT	4,257,123	1.0
	Total Exchange-Traded Funds (Cost $46,936,518)	49,466,348	11.5
MUTUAL FUNDS: 8.5%
	Affiliated Investment Companies: 7.0%
1,313,918	Voya Floating Rate Fund Class P	12,915,812	3.0
2,132,298	Voya High Yield Bond Fund - Class P	17,250,287	4.0
		30,166,099	7.0
	Unaffiliated Investment Companies : 1.5%
1,254,013	Credit Suisse Commodity Return Strategy Fund - Class I	6,295,146	1.5
	Total Mutual Funds (Cost $36,567,671)	36,461,245	8.5
PREFERRED STOCK: 0.2%
	Consumer Discretionary: 0.1%
14,711	Other Securities	259,567	0.1
	Consumer Staples: 0.1%
2,440	Other Securities	322,215	0.1
	Utilities: 0.0%
1,956 (3)	Other Securities	46,983	0.0
	Total Preferred Stock (Cost $593,240)	628,765	0.2
RIGHTS: 0.0%
	Energy: 0.0%
12,287 (3)	Other Securities	5,587	0.0
	Total Rights (Cost $5,617)	5,587	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 7.0%
	Basic Materials: 0.2%
80,000 (4)	Georgia-Pacific LLC, 2.539%, 11/15/19	80,300	0.0
595,000	Other Securities	655,632	0.2
		735,932	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: 0.9%
200,000 (4)		Altice Financing SA, 6.625%, 02/15/23	$209,920	0.1
80,000 (4)		Amazon.com, Inc., 4.050%, 08/22/47	86,511	0.0
162,000 (4)		AT&T, Inc., 4.300%, 02/15/30	162,190	0.1
75,000 (4)		AT&T, Inc., 5.150%, 11/15/46	76,876	0.0
552,000		AT&T, Inc., 3.400%-5.450%, 08/14/24-02/14/50	554,340	0.1
25,000 (4)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/27	24,688	0.0
65,000 (4)		CommScope Technologies LLC, 5.000%, 03/15/27	65,163	0.0
40,000 (4)		Cox Communications, Inc., 2.950%, 06/30/23	39,475	0.0
40,000 (4)		NBCUniversal Enterprise, Inc., 5.250%, 12/31/99	42,600	0.0
20,000	(4)(5)	Sinclair Television Group, Inc., 5.125%, 02/15/27	19,925	0.0
25,000 (4)		Sirius XM Radio, Inc., 5.000%, 08/01/27	25,187	0.0
65,000 (4)		Sirius XM Radio, Inc., 5.375%, 04/15/25	67,844	0.0
130,000 (4)		Univision Communications, Inc., 5.125%, 02/15/25	127,075	0.1
2,097,000		Other Securities	2,186,512	0.5
			3,688,306	0.9
		Consumer, Cyclical: 0.7%
105,000 (4)		1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	106,313	0.0
36,000 (4)		Air Canada 2017-1 Class AA Pass Through Trust, 3.300%, 07/15/31	35,820	0.0
60,000 (4)		Alimentation Couche-Tard, Inc., 2.700%, 07/26/22	59,504	0.0
105,000 (4)		CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/25	106,344	0.0
150,000 (4)		Daimler Finance North America LLC, 2.300%, 02/12/21	148,781	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
45,000 (4)		Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	$47,531	0.0
45,000 (4)		Dana Financing Luxembourg Sarl, 6.500%, 06/01/26	48,881	0.0
93,000 (4)		Lennar Corp., 4.750%, 11/29/27	96,236	0.0
100,000 (4)		Nissan Motor Acceptance Corp., 2.600%, 09/28/22	98,801	0.0
35,000 (4)		Six Flags Entertainment Corp., 4.875%, 07/31/24	35,613	0.0
100,000 (4)		Six Flags Entertainment Corp., 5.500%, 04/15/27	103,750	0.1
80,000 (4)		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/25	82,600	0.0
2,077,129 (2)		Other Securities	2,135,542	0.5
			3,105,716	0.7
		Consumer, Non-cyclical: 1.0%
80,000 (4)		BAT Capital Corp., 3.222%, 08/15/24	80,097	0.0
120,000 (4)		BAT Capital Corp., 3.557%, 08/15/27	120,363	0.1
50,000 (4)		BAT Capital Corp., 4.540%, 08/15/47	52,814	0.0
40,000 (4)		Brink’s Co/The, 4.625%, 10/15/27	39,300	0.0
80,000		Gilead Sciences, Inc., 2.950%, 03/01/27	78,754	0.0
40,000 (4)		Hill-Rom Holdings, Inc., 5.000%, 02/15/25	40,988	0.0
25,000 (4)		IHS Markit Ltd, 4.000%, 03/01/26	25,094	0.0
95,000 (4)		JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/25	91,913	0.0
107,000 (5)		Philip Morris International, Inc., 3.125%-4.250%, 03/02/28-11/10/44	108,912	0.0
140,000 (4)		Post Holdings, Inc., 5.000%, 08/15/26	138,075	0.1
100,000	(4)(5)	Valeant Pharmaceuticals International, Inc., 7.250%, 07/15/22	101,500	0.0
67,000 (4)		Wm Wrigley Jr Co., 2.400%, 10/21/18	67,194	0.0
3,432,000 (2)		Other Securities	3,559,427	0.8
			4,504,431	1.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: 0.8%
80,000 (4)		Continental Resources, Inc./OK, 4.375%, 01/15/28	$79,076	0.0
30,000 (4)		Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/26	31,125	0.0
15,000 (4)		Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	14,925	0.0
200,000	(4)(5)	Petroleos del Peru SA, 4.750%, 06/19/32	202,750	0.1
105,000 (4)		Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/28	106,412	0.0
2,933,000 (2)		Other Securities	3,058,736	0.7
			3,493,024	0.8
		Financial: 2.0%
46,000		Allstate Corp./The, 4.200%, 12/15/46	50,357	0.0
63,000 (4)		Athene Global Funding, 4.000%, 01/25/22	65,039	0.0
153,000 (4)		Bank of America Corp., 3.419%, 12/20/28	153,178	0.0
120,000 (4)		Blackstone Holdings Finance Co. LLC, 3.150%, 10/02/27	118,111	0.0
200,000 (4)		BPCE SA, 5.150%, 07/21/24	217,119	0.1
77,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	79,503	0.0
140,000 (4)		ESH Hospitality, Inc., 5.250%, 05/01/25	141,750	0.0
100,000 (4)		Farmers Exchange Capital, 7.050%, 07/15/28	126,141	0.0
93,000 (4)		Guardian Life Insurance Co. of America/The, 4.850%, 01/24/77	102,326	0.0
50,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/68	51,375	0.0
100,000 (4)		HBOS PLC, 6.750%, 05/21/18	101,705	0.0
200,000 (4)		ING Bank NV, 2.000%, 11/26/18	199,925	0.1
181,000 (4)		International Lease Finance Corp., 7.125%, 09/01/18	186,798	0.1
80,000 (4)		Iron Mountain, Inc., 5.250%, 03/15/28	80,000	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
594,000 (5)		JPMorgan Chase & Co., 2.550%-4.625%, 10/29/20-12/31/99	$609,605	0.2
84,000 (4)		Liberty Mutual Group, Inc., 4.850%, 08/01/44	93,638	0.0
180,000 (4)		Macquarie Group Ltd, 3.189%, 11/28/23	178,747	0.0
200,000 (4)		Mizuho Financial Group, Inc., 2.632%, 04/12/21	199,510	0.1
417,000		Morgan Stanley, 2.750%-4.000%, 05/19/22-07/22/28	421,825	0.1
30,000 (4)		Northwestern Mutual Life Insurance Co/The, 3.850%, 09/30/47	30,463	0.0
75,000 (4)		Quicken Loans, Inc., 5.250%, 01/15/28	74,228	0.0
40,000 (4)		Santander UK PLC, 5.000%, 11/07/23	42,840	0.0
120,000	(4)(5)	Standard Chartered PLC, 4.300%, 02/19/27	122,495	0.0
110,000 (4)		Suncorp-Metway Ltd, 2.375%, 11/09/20	109,297	0.0
200,000 (4)		UBS AG/London, 2.450%, 12/01/20	199,509	0.1
4,911,000 (2)		Other Securities	5,049,315	1.2
			8,804,799	2.0
		Industrial: 0.4%
90,000 (4)		Aviation Capital Group LLC, 2.875%, 01/20/22	90,001	0.0
110,000 (4)		Builders FirstSource, Inc., 5.625%, 09/01/24	114,889	0.1
95,000 (4)		Novelis Corp., 5.875%, 09/30/26	97,138	0.0
25,000 (4)		Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	26,984	0.0
85,000 (4)		Standard Industries, Inc./NJ, 5.000%, 02/15/27	87,125	0.0
1,111,000		Other Securities	1,136,743	0.3
			1,552,880	0.4
		Technology: 0.5%
739,000		Apple, Inc., 2.400%- 4.650%, 01/13/23- 11/13/47	749,262	0.2
84,000 (4)		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/24	83,623	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
49,000 (4)	Dell International LLC / EMC Corp., 4.420%, 06/15/21	$51,094	0.0
182,000 (4)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	196,875	0.1
75,000 (4)	First Data Corp., 5.750%, 01/15/24	78,169	0.0
764,000	Other Securities	803,081	0.2
		1,962,104	0.5
	Utilities: 0.5%
115,000 (4)	Calpine Corp., 5.250%, 06/01/26	113,132	0.0
200,000 (4)	Enel Finance International NV, 3.500%, 04/06/28	195,982	0.1
84,000	Exelon Corp., 3.497%, 06/01/22	85,680	0.0
97,000 (4)	Jersey Central Power & Light Co., 4.300%, 01/15/26	101,375	0.0
100,000 (4)	Pacific Gas & Electric Co., 3.300%, 12/01/27	99,244	0.0
1,615,000 (2)	Other Securities	1,689,046	0.4
		2,284,459	0.5
	Total Corporate Bonds/Notes (Cost $29,557,337)	30,131,651	7.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.7%
90,601	Alternative Loan Trust 2004-J7 MI, 2.348%, (US0001M + 1.020%), 10/25/34	80,203	0.0
105,607	Alternative Loan Trust 2005-10CB 1A1, 2.052%, (US0001M + 0.500%), 05/25/35	86,116	0.0
84,153	Alternative Loan Trust 2005-51 3A2A, 2.353%, (12MTA + 1.290%), 11/20/35	81,628	0.0
171,294	Alternative Loan Trust 2005-J2 1A12, 1.952%, (US0001M + 0.400%), 04/25/35	152,620	0.1
155,132	Alternative Loan Trust 2006-19CB A12, 1.952%, (US0001M + 0.400%), 08/25/36	110,983	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
133,811	Alternative Loan Trust 2006-HY11 A1, 1.672%, (US0001M + 0.120%), 06/25/36	$122,053	0.0
41,553	Alternative Loan Trust 2007-23CB A3, 2.052%, (US0001M + 0.500%), 09/25/37	27,454	0.0
201,989	Alternative Loan Trust 2007-2CB 2A1, 2.152%, (US0001M + 0.600%), 03/25/37	135,318	0.1
9,929 (4)	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	9,900	0.0
104,511	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 1.742%, (US0001M + 0.190%), 01/25/37	98,819	0.1
22,852 (4)	Bellemeade Re Ltd. 2015-1A M2, 5.629%, (US0001M + 4.300%), 07/25/25	23,350	0.0
57,136	DSLA Mortgage Loan Trust 2005-AR4 2A1B, 1.775%, (US0001M + 0.280%), 08/19/45	50,168	0.0
356,180	Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	396,589	0.1
89,025	Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 6.552%, (US0001M + 5.000%), 07/25/25	98,051	0.0
100,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.202%, (US0001M + 3.650%), 09/25/29	108,315	0.0
200,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.552%, (US0001M + 3.000%), 10/25/29	210,505	0.1
250,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.752%, (US0001M + 2.200%), 01/25/30	252,828	0.1
100,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 3.952%, (US0001M + 2.400%), 05/25/30	102,738	0.0
200,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.052%, (US0001M + 2.500%), 05/25/30	206,156	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
145,077	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/31	$158,365	0.0
435,949	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	461,119	0.1
411,244	Fannie Mae REMIC Trust 2009-50 HZ, 5.565%, 02/25/49	441,169	0.1
219,140	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	229,015	0.1
372,439	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/40	410,214	0.1
77,153	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 1.852%, (US0001M + 0.300%), 12/25/36	49,456	0.0
77,153 (6)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.148%, (-1.000*US0001M + 6.700%), 12/25/36	20,262	0.0
917,544	Freddie Mac 326 350, 3.500%, 03/15/44	944,550	0.2
211,108	Freddie Mac 4634 ZM, 5.000%, 11/15/56	258,768	0.1
151,902	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	168,500	0.1
177,650	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	200,665	0.1
110,032	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	120,954	0.0
31,333	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	34,676	0.0
84,502	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	91,482	0.0
275,296	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	305,436	0.1
104,864	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	116,500	0.0
93,678 (6)	Freddie Mac REMIC Trust 3524 LA, 5.290%, 03/15/33	100,836	0.0
101,199	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	111,257	0.0
94,851	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	102,120	0.0
22,534	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	24,018	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
334,243	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	$334,920	0.1
465,675	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	508,632	0.1
465,675	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	507,274	0.1
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.252%, (US0001M + 4.700%), 04/25/28	118,239	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.102%, (US0001M + 5.550%), 07/25/28	121,066	0.0
350,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.202%, (US0001M + 2.650%), 12/25/29	362,364	0.1
200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 3.902%, (US0001M + 2.350%), 04/25/30	204,975	0.1
89,413	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	95,918	0.0
330,628	Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/40	348,988	0.1
42,379	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	46,793	0.0
91,022	HomeBanc Mortgage Trust 2004-1 2A, 2.412%, (US0001M + 0.860%), 08/25/29	87,549	0.0
56,983	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.762%, (US0001M + 0.210%), 04/25/46	52,889	0.0
198,472 (4)	JP Morgan Mortgage Trust 2017-3 B1, 3.882%, 08/25/47	199,876	0.1
100,000 (4)	JP Morgan Mortgage Trust 2017-6 B3, 3.859%, 12/25/48	97,911	0.0
41,990	Lehman XS Trust Series 2005-5N 1A2, 1.912%, (US0001M + 0.360%), 11/25/35	37,444	0.0
62,803	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	54,165	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
132,294		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 2.062%, (US0001M + 0.510%), 08/25/45	$129,039	0.0
69,326		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.042%, (US0001M + 0.490%), 10/25/45	68,425	0.0
315,623		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 4A, 2.053%, (12MTA + 0.990%), 06/25/46	252,523	0.1
234,185		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.023%, (12MTA + 0.960%), 08/25/46	170,293	0.1
37,488		Wells Fargo Alternative Loan 2007-PA2 2A1, 1.982%, (US0001M + 0.430%), 06/25/37	31,128	0.0
911,467		Other Securities	836,323	0.2
		Total Collateralized Mortgage Obligations (Cost $11,222,227)	11,369,890	2.7
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.2%
2,180,000	(4)(6)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	94,752	0.0
210,000 (4)		Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F, 5.673%, 11/11/41	218,483	0.0
25,171 (4)		Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 B, 5.720%, 04/12/38	25,224	0.0
260,000 (4)		Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.720%, 04/12/38	272,673	0.1
99,016 (4)		Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	99,357	0.0
827,617 (6)		CD 2017-CD4 Mortgage Trust XA, 1.327%, 05/10/50	74,563	0.0
5,471,447 (6)		CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.789%, 12/10/54	298,731	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
991,411 (6)		Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.007%, 07/10/49	$121,704	0.1
1,338,896 (6)		Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.127%, 10/12/50	105,193	0.0
998,971 (6)		Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.934%, 09/15/50	69,403	0.0
873,710 (6)		COMM 2012-CR4 XA, 1.796%, 10/15/45	54,427	0.0
2,380,000	(4)(6)	COMM 2012-CR4 XB, 0.596%, 10/15/45	65,880	0.0
4,277,497 (6)		COMM 2013-CCRE13 XA, 0.915%, 11/12/46	141,919	0.1
1,610,354 (6)		COMM 2016-CR28 XA, 0.393%, 02/10/49	65,579	0.0
759,246 (6)		COMM 2017-COR2 XA, 1.185%, 09/10/50	67,829	0.0
50,000 (4)		Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.283%, 05/15/36	51,765	0.0
110,000 (4)		DBJPM 16-C3 Mortgage Trust, 3.494%, 09/10/49	91,247	0.0
110,000 (4)		DBUBS 2011-LC1A E, 5.698%, 11/10/46	114,908	0.1
100,000 (4)		DBUBS 2011-LC2A D, 5.542%, 07/10/44	104,355	0.0
130,000 (4)		DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/34	114,318	0.0
957,736 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.184%, 04/25/21	31,733	0.0
691,112 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.426%, 05/25/22	35,314	0.0
738,550 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K706 X1, 1.547%, 10/25/18	6,783	0.0
626,071 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K707 X1, 1.515%, 12/25/18	6,396	0.0
970,588 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.506%, 03/25/19	13,216	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
945,972 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.683%, 07/25/19	$17,022	0.0
1,149,215 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.333%, 11/25/19	21,892	0.0
110,000 (4)		FREMF Mortgage Trust 2012-K706 B, 4.030%, 11/25/44	111,062	0.1
21,206,433	(4)(6)	FREMF Mortgage Trust 2012-K709 X2A, 0.200%, 04/25/45	37,328	0.0
100,000 (4)		GS Mortgage Securities Trust 2010-C2 D, 5.183%, 12/10/43	101,632	0.1
100,000 (4)		GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	89,955	0.0
1,425,133 (6)		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.228%, 05/10/45	88,841	0.0
1,673,001 (6)		GS Mortgage Securities Trust 2013-GCJ14 XA, 0.727%, 08/10/46	48,721	0.0
1,939,726 (6)		GS Mortgage Securities Trust 2016-GS4 XA, 0.597%, 11/10/49	71,335	0.0
18,466 (4)		JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.758%, 05/15/41	18,518	0.0
1,050,000	(4)(6)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.328%, 12/15/47	16,039	0.0
110,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	109,998	0.1
2,521,396 (6)		JPMBB Commercial Mortgage Securities Trust 2013-C12 XA, 0.655%, 07/15/45	50,828	0.0
50,000		JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.881%, 01/15/47	51,574	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
936,471 (6)		JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.139%, 04/15/47	$25,358	0.0
12,513 (4)		LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.661%, 02/15/40	12,483	0.0
577,862	(4)(6)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.731%, 11/15/38	1,969	0.0
2,417,262 (6)		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.126%, 12/15/47	114,451	0.1
100,000 (4)		Morgan Stanley Capital I Trust 2007-TOP27 B, 5.951%, 06/11/42	109,397	0.0
100,000 (4)		Morgan Stanley Capital I Trust 2011-C1 E, 5.426%, 09/15/47	105,366	0.0
80,000 (4)		Morgan Stanley Capital I, Inc. 2017-JWDR A, 2.100%, (US0001M + 0.850%), 11/15/34	80,100	0.0
79,498 (4)		Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	77,974	0.0
975,692 (6)		Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 1.995%, 07/15/48	120,285	0.1
1,328,847 (6)		Wells Fargo Commercial Mortgage Trust 2016-NXS5 XA, 1.552%, 01/15/59	109,162	0.0
1,759,649	(4)(6)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.581%, 12/15/45	108,533	0.0
1,744,623	(4)(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.851%, 08/15/45	116,608	0.0
931,523	(4)(6)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.307%, 03/15/48	48,105	0.0
1,495,193 (6)		WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.848%, 09/15/46	48,118	0.0
943,354		Other Securities	951,659	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	Total Commercial Mortgage-Backed Securities (Cost $5,219,859)	$5,210,065	1.2
U.S. TREASURY OBLIGATIONS: 5.6%
	U.S. Treasury Bonds: 0.6%
2,633,100	2.750%, 08/15/47	2,633,997	0.6
	U.S. Treasury Notes: 5.0%
3,770,000	1.875%, 12/15/20	3,759,179	0.9
3,053,000	2.125%, 11/30/24	3,012,612	0.7
2,135,100 (5)	2.000%-2.250%, 11/30/22-11/15/27	2,110,118	0.5
3,880,000	0.625%, 06/30/18	3,864,087	0.9
199,000	1.250%-1.875%, 08/31/19-07/31/22	196,601	0.0
8,663,000 (5)	1.750%, 11/30/19	8,641,150	2.0
		21,583,747	5.0
	Total U.S. Treasury Obligations (Cost $24,215,634)	24,217,744	5.6
FOREIGN GOVERNMENT BONDS: 0.9%
100,000 (4)	Dominican Republic International Bond, 5.500%, 01/27/25	106,125	0.1
PEN250,000 (4)	Peru Government Bond, 6.150%, 08/12/32	82,402	0.0
10,000 (4)	Romanian Government International Bond, 4.375%, 08/22/23	10,727	0.0
1,409,649,539 (2)	Other Securities	3,479,133	0.8
	Total Foreign Government Bonds (Cost $3,596,581)	3,678,387	0.9
U.S. GOVERNMENT AGENCY OBLIGATIONS(7): 2.9%
	Federal Home Loan Mortgage Corporation: 0.9%(7)
1,754,000 (8)	3.500%, 07/15/41	1,801,368	0.4
1,817,842 (8)	2.500%-6.500%, 05/01/30-09/01/45	1,913,690	0.5
		3,715,058	0.9
	Federal National Mortgage Association : 1.4%(7)
5,921,942 (8)	2.500%-7.500%, 06/01/29-08/01/56	6,184,879	1.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(7): (continued)
		Government National Mortgage Association: 0.6%
2,311,898 (8)		3.000%-5.310%, 09/20/40-10/20/60	$2,390,087	0.6
		Total U.S. Government Agency Obligations (Cost $12,281,627)	12,290,024	2.9
ASSET-BACKED SECURITIES: 2.8%
		Automobile Asset-Backed Securities : 0.1%
120,000 (4)		Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/21	120,371	0.1
100,000 (4)		OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	100,225	0.0
30,000 (4)		SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	29,791	0.0
100,000		Other Securities	100,241	0.0
			350,628	0.1
		Home Equity Asset-Backed Securities : 0.1%
445,099		Other Securities	413,801	0.1
		Other Asset-Backed Securities: 2.5%
86,181 (4)		AJAX Mortgage Loan Trust 2016-C A, 4.000%, 10/25/57	87,006	0.0
179,866 (4)		AJAX Mortgage Loan Trust 2017-A A, 3.470%, 04/25/57	180,586	0.1
120,000 (4)		ALM VII R-2 Ltd. 2013-7R2A A2R, 3.359%, (US0003M + 2.000%), 10/15/27	120,935	0.0
250,000 (4)		ALM VIII Ltd. 2013-8A A1R, 2.849%, (US0003M + 1.490%), 10/15/28	251,657	0.1
195,791	(4)(6)(9)	American Homes 4 Rent 2015-SFR2 XS 0.000%, 10/17/45	—	—
100,000 (4)		Apidos CLO XI 2012-11A BR, 3.303%, (US0003M + 1.950%), 01/17/28	100,733	0.0
100,000 (4)		Apidos CLO XVII 2014-17A A2R, 3.203%, (US0003M + 1.850%), 04/17/26	100,179	0.0
130,000 (4)		Apidos CLO XVII 2014-17A BR, 3.853%, (US0003M + 2.500%), 04/17/26	130,330	0.1
90,000 (4)		Apidos Clo XXV 2016-25A A1, 2.823%, (US0003M + 1.460%), 10/20/28	90,277	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (4)	Avery Point IV CLO Ltd. 2014-1A CR, 3.717%, (US0003M + 2.350%), 04/25/26	$250,843	0.1
250,000 (4)	Babson CLO Ltd. 2014-3A C1R, 4.009%, (US0003M + 2.650%), 01/15/26	251,939	0.1
250,000 (4)	Babson CLO Ltd. 2014-IA BR, 3.563%, (US0003M + 2.200%), 07/20/25	250,552	0.0
100,000 (4)	BlueMountain CLO 2014-4A CR, 4.018%, (US0003M + 2.550%), 11/30/26	100,684	0.0
250,000 (4)	BlueMountain CLO 2015-1A BR, 3.859%, (US0003M + 2.500%), 04/13/27	252,227	0.1
80,000 (4)	Burnham Park Clo Ltd. 2016-1A A, 2.793%, (US0003M + 1.430%), 10/20/29	81,121	0.0
250,000 (4)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 2.663%, (US0003M + 1.300%), 04/20/31	250,713	0.1
500,000 (4)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.613%, (US0003M + 2.250%), 07/23/30	502,258	0.1
220,000 (4)	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.833%, (US0003M + 1.470%), 10/20/28	221,210	0.1
100,000 (4)	Cent CLO 2014-22A A2AR, 3.342%, (US0003M + 1.950%), 11/07/26	$100,247	0.0
16,450	Chase Funding Trust Series 2003-5 2A2, 2.152%, (US0001M + 0.600%), 07/25/33	15,970	0.0
250,000 (4)	CIFC Funding 2014-4A C1R, 4.003%, (US0003M + 2.650%), 10/17/26	250,860	0.0
250,000 (4)	CIFC Funding 2016-1A A, 2.843%, (US0003M + 1.480%), 10/21/28	251,005	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
250,000 (4)		Deer Creek Clo Ltd. 2017-1A A, 3.177%, (US0003M + 1.180%), 10/20/30	$250,551	0.0
250,000 (4)		Dryden Senior Loan Fund 2014-31A CR, 3.454%, (US0003M + 2.100%), 04/18/26	250,566	0.0
250,000 (4)		Dryden Senior Loan Fund 2017-47A A2, 2.709%, (US0003M + 1.350%), 04/15/28	250,799	0.0
250,000 (4)		Dryden Senior Loan Fund 2017-47A C, 3.559%, (US0003M + 2.200%), 04/15/28	251,912	0.1
250,000 (4)		Dryden XXV Senior Loan Fund 2012-25A CRR, 3.209%, (US0003M + 1.850%), 10/15/27	251,037	0.1
250,000	(4)(9)	Eaton Vance Clo 2015-1A A2R Ltd., 2.727%, (US0003M + 1.250%), 01/20/30	250,000	0.1
99,750 (4)		Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/47	102,510	0.0
250,000 (4)		Gilbert Park CLO Ltd. 2017-1A A, 2.555%, (US0003M + 1.190%), 10/15/30	251,558	0.1
58,860 (4)		HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	60,374	0.0
250,000 (4)		KKR CLO 20 A Ltd., 2.846%, (US0003M + 1.130%), 10/16/30	249,945	0.0
250,000 (4)		LCM XXIII Ltd. 23A A1, 2.763%, (US0003M + 1.400%), 10/20/29	253,173	0.1
4,926 (4)		Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	4,941	0.0
200,000 (4)		Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/59	200,500	0.0
250,000 (4)		Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.683%, (US0003M + 1.320%), 03/17/30	253,230	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (4)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 2.734%, (US0003M + 1.375%), 07/15/29	$252,546	0.0
130,000 (4)	OHA Loan Funding Ltd. 2015-1A AR, 2.826%, (US0003M + 1.410%), 08/15/29	132,204	0.0
140,000 (4)	OHA Loan Funding Ltd. 2015-1A BR, 3.216%, (US0003M + 1.800%), 08/15/29	140,863	0.1
250,000 (4)	Palmer Square CLO 2015-1A BR Ltd., 3.991%, (US0003M + 2.550%), 05/21/29	252,563	0.1
250,000 (4)	Palmer Square CLO 2015-2A A1BR Ltd., 2.713%, (US0003M + 1.350%), 07/20/30	252,408	0.0
300,000 (4)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	302,892	0.1
63,702 (4)	SoFi Consumer Loan Program 2017-1 A, 3.280%, 01/26/26	64,362	0.0
200,000 (4)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/26	201,674	0.1
200,000 (4)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	200,828	0.0
170,000 (4)	Symphony CLO Ltd. 2012-9A AR, 2.809%, (US0003M + 1.450%), 10/16/28	171,407	0.1
100,000 (4)	Symphony CLO Ltd. 2016-18A B, 3.163%, (US0003M + 1.800%), 01/23/28	100,615	0.0
98,750 (4)	Taco Bell Funding 2016- 1A A2I, 3.832%, 05/25/46	100,294	0.0
24,688 (4)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/46	25,504	0.0
250,000 (4)	Thacher Park CLO Ltd. 2014-1A CR, 3.563%, (US0003M + 2.200%), 10/20/26	250,806	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (4)	THL Credit Wind River 2017-1A C CLO Ltd., 3.654%, (US0003M + 2.300%), 04/18/29	$252,407	0.1
250,000 (4)	THL Credit Wind River 2017-2A A CLO Ltd., 2.544%, (US0003M + 1.230%), 07/20/30	250,456	0.1
210,000 (4)	Wind River CLO Ltd. 2016-2A A, 2.877%, (US0003M + 1.500%), 11/01/28	210,685	0.0
250,000 (4)	Tiaa Clo III Ltd 2017-2A A, 2.627%, (US0003M + 1.150%), 01/16/31	250,001	0.0
100,000 (4)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/48	100,094	0.0
300,000 (10)	Other Securities	300,000	0.1
		10,535,037	2.5
	Student Loan Asset-Backed Securities : 0.1%
28,241 (4)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	28,460	0.0
62,538 (4)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	63,084	0.0
71,346 (4)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/39	68,768	0.0
100,000 (4)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/41	97,509	0.0
45,240 (4)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	45,091	0.0
100,000 (4)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/41	99,737	0.1
100,000 (4)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/40	99,207	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
100,000 (4)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/41	$100,086	0.0
		601,942	0.1
	Total Asset-Backed Securities (Cost $11,803,231)	11,901,408	2.8
	Total Long-Term Investments (Cost $369,844,241)	404,080,176	94.3
SHORT-TERM INVESTMENTS: 10.1%
	Securities Lending Collateral(11): 5.7%
5,865,809	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $5,866,690, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $5,983,125, due 05/15/20-08/15/47)	5,865,809	1.4
1,232,037	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,232,227, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,256,678, due 01/31/18-06/20/63)	1,232,037	0.3
5,865,809	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $5,866,735, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $5,983,125, due 02/15/43-02/15/44)	5,865,809	1.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(11) (continued)
5,865,809	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $5,866,773, collateralized by various U.S. Government Securities, 0.750%- 2.250%, Market Value plus accrued interest $5,983,125, due 09/30/18-09/09/49)	$5,865,809	1.4
5,865,809	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $5,866,857, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,028,700, due 01/15/19-02/15/46)	5,865,809	1.3
		24,695,273	5.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.4%
18,727,000 (12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $18,727,000)	18,727,000	4.4
	Total Short-Term Investments (Cost $43,422,273)	43,422,273	10.1
	Total Investments in Securities (Cost $413,266,514)	$447,502,449	104.4
	Liabilities in Excess of Other Assets	(18,940,181)	(4.4)
	Net Assets	$428,562,268	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
Security, or a portion of the security, is on loan.

(6)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
Settlement is on a when-issued or delayed-delivery basis.

(9)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(10)
The grouping contains Level 3 securities.

(11)
Represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of December 31, 2017.

ARS
Argentine Peso

BRL
Brazilian Real

HUF
Hungarian Forint

IDR
Indonesian Rupiah

MXN
Mexican Peso

PEN
Peruvian Nuevo Sol

PLN
Polish Zloty

RUB
Russian Ruble

TRY
Turkish New Lira

UYU
Uruguayan Peso Uruguayo

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$20,984,090	$4,478,404	$—	$25,462,494
Consumer Staples	12,794,765	4,771,443	—	17,566,208
Energy	11,763,191	1,157,294	—	12,920,485
Financials	29,763,427	9,971,047	—	39,734,474
Health Care	20,480,327	5,044,999	—	25,525,326
Industrials	19,243,557	7,993,885	—	27,237,442
Information Technology	34,973,894	3,156,861	—	38,130,755
Materials	6,562,759	3,709,435	—	10,272,194
Real Estate	7,903,463	1,844,064	—	9,747,527
Telecommunication Services	2,372,485	1,769,746	—	4,142,231
Utilities	6,596,061	1,383,865	—	7,979,926
Total Common Stock	173,438,019	45,281,043	—	218,719,062
Exchange-Traded Funds	49,466,348	—	—	49,466,348
Mutual Funds	36,461,245	—	—	36,461,245
Preferred Stock	46,983	581,782	—	628,765
Rights	5,587	—	—	5,587
Corporate Bonds/Notes	—	30,131,651	—	30,131,651
Collateralized Mortgage Obligations	—	11,369,890	—	11,369,890
U.S. Treasury Obligations	—	24,217,744	—	24,217,744
Asset-Backed Securities	—	11,351,408	550,000	11,901,408
U.S. Government Agency Obligations	—	12,290,024	—	12,290,024
Foreign Government Bonds	—	3,678,387	—	3,678,387
Commercial Mortgage-Backed Securities	—	5,210,065	—	5,210,065
Short-Term Investments	18,727,000	24,695,273	—	43,422,273
Total Investments, at fair value	$278,145,182	$168,807,267	$550,000	$447,502,449
Other Financial Instruments+
Centrally Cleared Swaps	—	92,033	—	92,033
Forward Foreign Currency Contracts	—	9,759	—	9,759
Futures	537,021	—	—	537,021
Total Assets	$278,682,203	$168,909,059	$550,000	$448,141,262
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(61,285)	$—	$(61,285)
Forward Foreign Currency Contracts	—	(18,856)	—	(18,856)
Futures	(286,722)	—	—	(286,722)
Total Liabilities	$(286,722)	$(80,141)	$—	$(366,863)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017 where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund Class P	$12,708,187	$905,637	$(525,056)	$(172,956)	$12,915,812	$606,118	$4,062	$—
Voya High Yield Bond Fund - Class P	16,960,007	1,245,080	(1,053,250)	98,450	17,250,287	1,052,891	7,568	—
	$29,668,194	$2,150,717	$(1,578,306)	$(74,506)	$30,166,099	$1,659,009	$11,630	$—

At December 31, 2017, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN 9,024	USD 2,507	Barclays Bank PLC	01/12/18	$85
RON 97	USD 25	Barclays Bank PLC	01/12/18	—
PLN 1,230	USD 339	Barclays Bank PLC	01/12/18	15
RUB 209,263	USD 3,544	Barclays Bank PLC	01/12/18	80
USD 184,740	HUF 48,495,495	Barclays Bank PLC	01/12/18	(2,633)
USD 2,001	HUF 524,137	Barclays Bank PLC	01/12/18	(25)
USD 85,030	PLN 309,602	Barclays Bank PLC	01/12/18	(3,913)
USD 2,655	PEN 8,608	Barclays Bank PLC	02/09/18	5
USD 123,177	IDR 1,682,971,172	Barclays Bank PLC	03/09/18	(693)
TRY 15,388	USD 3,869	Citibank N.A.	01/12/18	179
USD 393,636	BRL 1,308,090	Citibank N.A.	02/09/18	1,056
COP 693,950,571	USD 229,511	Citibank N.A.	02/09/18	2,158
SGD 184,210	USD 137,888	Deutsche Bank AG	01/04/18	(152)
JPY 7,232,681	USD 64,272	Goldman Sachs International	01/09/18	(58)
USD 6,183	RUB 363,870	Goldman Sachs International	01/12/18	(118)
HUF 2,963,476	USD 11,170	Goldman Sachs International	01/12/18	280
TRY 6,272	USD 1,680	HSBC Bank USA N.A.	01/12/18	(30)
USD 107,004	TRY 404,371	HSBC Bank USA N.A.	01/12/18	653
USD 3,229	MXN 60,874	HSBC Bank USA N.A.	02/09/18	156
USD 247,419	MXN 4,807,068	HSBC Bank USA N.A.	02/09/18	4,749
CHF 267,453	USD 274,471	JPMorgan Chase Bank N.A.	01/04/18	35
USD 9,982	RUB 584,056	JPMorgan Chase Bank N.A.	01/12/18	(132)
USD 498	RUB 29,231	JPMorgan Chase Bank N.A.	01/12/18	(9)
USD 567	PLN 2,003	JPMorgan Chase Bank N.A.	01/12/18	(8)
USD 479,539	RUB 28,172,923	JPMorgan Chase Bank N.A.	01/12/18	(8,311)
USD 224,901	COP 681,450,331	JPMorgan Chase Bank N.A.	02/09/18	(2,596)
USD 175,422	PEN 568,807	JPMorgan Chase Bank N.A.	02/09/18	308
USD 80,766	PEN 262,894	JPMorgan Chase Bank N.A.	02/09/18	(169)
TRY 18,492	USD 4,872	The Bank of New York Mellon	01/12/18	(9)
				$(9,097)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the following futures contracts were outstanding for Voya Balanced Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	220	03/16/18	$16,901,500	$277,332
S&P 500 E-Mini	10	03/16/18	1,338,000	(62,741)
Tokyo Price Index (TOPIX)	81	03/08/18	13,062,081	229,770
U.S. Treasury 10-Year Note	24	03/20/18	2,977,125	(16,173)
U.S. Treasury 2-Year Note	78	03/29/18	16,700,531	(37,915)
U.S. Treasury Ultra Long Bond	19	03/20/18	3,185,469	14,062
			$54,164,706	$404,335
Short Contracts
Mini MSCI EAFE Index	(83)	03/16/18	(8,488,825)	(169,893)
U.S. Treasury 5-Year Note	(2)	03/29/18	(232,328)	1,090
U.S. Treasury Ultra 10-Year Note	(24)	03/20/18	(3,205,500)	14,767
			$(11,926,653)	$(154,036)

At December 31, 2017, the following centrally cleared credit default swaps were outstanding for Voya Balanced Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Index, Series 28, Version 1	Buy	(5.000)	Quarterly	12/20/22	EUR2,640,000	$(386,082)	$(2,240)
						$(386,082)	$(2,240)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(4)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 29, Version 1	Sell	5.000	Quarterly	12/20/22	USD4,030,000	$333,865	$5,776
						$333,865	$5,776

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.785%	Semi-Annual	10/13/22	USD 1,701,000	$(35,715)	$(35,715)
Pay	3-month USD-LIBOR	Quarterly	2.099	Semi-Annual	10/13/25	USD 58,000	(1,051)	(1,051)
Pay	3-month USD-LIBOR	Quarterly	2.372	Semi-Annual	10/13/30	USD 612,000	(7,489)	(7,489)
Pay	3-month USD-LIBOR	Quarterly	2.510	Semi-Annual	10/13/35	USD 729,000	(3,696)	(3,696)
Receive	3-month USD-LIBOR	Quarterly	1.036	Semi-Annual	10/13/18	USD 3,984,000	24,728	24,728
Receive	3-month USD-LIBOR	Quarterly	1.668	Semi-Annual	10/30/19	USD 7,138,000	48,012	48,012
Receive	3-month USD-LIBOR	Quarterly	1.453	Semi-Annual	10/13/20	USD 715,000	13,517	13,517
Receive	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD 221,000	(959)	(959)
Receive	3-month USD-LIBOR	Quarterly	2.619	Semi-Annual	10/13/45	USD 1,071,000	(10,135)	(10,135)
							$27,212	$27,212

Currency Abbreviations
BRL – Brazilian Real
CHF – Swiss Franc
COP – Colombian Peso
EUR – EU Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
JPY – Japanese Yen
MXN – Mexican Peso
PEN – Peruvian Nuevo Sol
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SGD – Singapore Dollar
TRY – Turkish Lira
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$9,759
Equity contracts	Net Assets — Unrealized appreciation*	507,102
Interest rate contracts	Net Assets — Unrealized appreciation*	29,919
Credit contracts	Net Assets — Unrealized appreciation**	5,776
Interest rate contracts	Net Assets — Unrealized appreciation**	86,257
Total Asset Derivatives		$638,813
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$18,856
Equity contracts	Net Assets — Unrealized depreciation*	232,634
Interest rate contracts	Net Assets — Unrealized depreciation*	54,088
Credit contracts	Net Assets — Unrealized depreciation**	2,240
Interest rate contracts	Net Assets — Unrealized depreciation**	59,045
Total Liability Derivatives		$366,863

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts**	Futures	Swaps	Written options	Total
Credit contracts	$(6,650)	$—	$—	$98,565	$—	$91,915
Equity contracts	—	—	2,427,046	—	—	2,427,046
Foreign exchange contracts	—	(161,436)	—	—	—	(161,436)
Interest rate contracts	(5,887)	—	(63,105)	234,109	4,352	169,469
Total	$(12,537)	$(161,436)	$2,363,941	$332,674	$4,352	$2,526,994

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts**	Futures	Swaps	Total
Credit contracts	$—	$—	$(29,123)	$(29,123)
Equity contracts	—	186,304	—	186,304
Foreign exchange contracts	12,854	—	—	12,854
Interest rate contracts	—	28,942	(247,537)	(218,595)
Total	$12,854	$215,246	$(276,660)	$(48,560)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:
	Barclays Bank PLC	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$185	$3,393	$—	$280	$5,558	$343	$—	$9,759
Total Assets	$185	$3,393	$—	$280	$5,558	$343	$—	$9,759
Liabilities:
Forward foreign currency contracts	$7,264	$—	$152	$176	$30	$11,225	$9	$18,856
Total Liabilities	$7,264	$—	$152	$176	$30	$11,225	$9	$18,856
Net OTC derivative instruments by counterparty, at fair value	$(7,079)	$3,393	$(152)	$104	$5,528	$(10,882)	$(9)	(9,097)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(7,079)	$3,393	$(152)	$104	$5,528	$(10,882)	$(9)	$(9,097)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $416,458,340.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$37,627,876
Gross Unrealized Depreciation	(5,821,773)
Net Unrealized Appreciation	$31,806,103

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 94.9%
	Australia: 1.9%
660,253	Challenger Ltd.	$7,200,388	1.0
128,672 (1)	Other Securities	5,917,625	0.9
		13,118,013	1.9
	Canada: 1.3%
263,536	Canadian Natural Resources Ltd.	9,413,506	1.3
	China: 3.1%
871,469	China Mobile Ltd.	8,812,333	1.3
568,198 (2)	Other Securities	12,710,268	1.8
		21,522,601	3.1
	France: 7.0%
27,505	LVMH Moet Hennessy Louis Vuitton SE	8,072,842	1.2
1,333,910 (3)	Natixis SA	10,535,877	1.5
586,128	Orange SA	10,158,055	1.4
71,164	Renault S.A.	7,143,284	1.0
147,989	Societe Generale	7,629,629	1.1
323,321	Other Securities	5,679,967	0.8
		49,219,654	7.0
	Germany: 3.4%
82,895	BASF SE	9,087,873	1.3
65,590	Siemens AG	9,081,414	1.3
140,479	Other Securities	6,127,225	0.8
		24,296,512	3.4
	India: 0.9%
1,225,271	Other Securities	6,036,627	0.9
	Ireland: 1.1%
100,687	Medtronic PLC	8,130,475	1.1
	Italy: 1.7%
1,170,021	Enel S.p.A.	7,194,757	1.0
1,553,575	Other Securities	5,154,531	0.7
		12,349,288	1.7
	Japan: 7.6%
264,125	LIXIL Group Corp.	7,135,934	1.0
319,315	Mitsubishi Corp.	8,804,720	1.3
636,346	Panasonic Corp.	9,286,781	1.3
458,600	Other Securities	28,016,989	4.0
		53,244,424	7.6
	Netherlands: 2.2%
232,409	Royal Dutch Shell PLC - Class A ADR	15,504,005	2.2
	Singapore: 0.9%
23,678	Other Securities	6,082,878	0.9
	Sweden: 1.0%
398,712	Volvo AB - B Shares	7,424,771	1.0
	Switzerland: 4.8%
143,392	Nestle S.A.	12,328,308	1.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland (continued)
127,204		Novartis AG	$10,704,536	1.5
41,266		Roche Holding AG	10,434,330	1.5
			33,467,174	4.8
		Taiwan: 1.4%
248,451		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,851,082	1.4
		United Kingdom: 5.1%
162,429		AstraZeneca PLC	11,208,487	1.6
119,384		British American Tobacco PLC	8,070,196	1.1
260,418		Diageo PLC	9,545,436	1.4
273,622		Prudential PLC	7,007,532	1.0
			35,831,651	5.1
		United States: 51.5%
15,090 (3)		Amazon.com, Inc.	17,647,302	2.5
135,688		Apple, Inc.	22,962,480	3.3
241,239		Citizens Financial Group, Inc.	10,127,213	1.4
227,991		Coca-Cola Co.	10,460,227	1.5
76,316		Deere & Co.	11,944,217	1.7
143,805		DowDuPont, Inc.	10,241,792	1.5
157,533		Exxon Mobil Corp.	13,176,060	1.9
56,139		General Dynamics Corp.	11,421,480	1.6
183,669		Hartford Financial Services Group, Inc.	10,336,891	1.5
156,015		Intercontinental Exchange, Inc.	11,008,418	1.6
84,990		Johnson & Johnson	11,874,803	1.7
162,392		JPMorgan Chase & Co.	17,366,201	2.5
200,277		Lazard Ltd.	10,514,543	1.5
47,973		McDonald’s Corp.	8,257,113	1.2
123,585		Merck & Co., Inc.	6,954,128	1.0
242,540		Microsoft Corp.	20,746,872	2.9
74,224		Mid-America Apartment Communities, Inc.	7,463,966	1.1
64,096		NextEra Energy, Inc.	10,011,154	1.4
115,628		Nucor Corp.	7,351,628	1.0
249,989		Oracle Corp.	11,819,480	1.7
95,267		Philip Morris International, Inc.	10,064,959	1.4
178,670		Tapestry, Inc.	7,902,574	1.1
63,644		UnitedHealth Group, Inc.	14,030,956	2.0
75,776	(3)(4)	VMware, Inc.	9,496,248	1.3
211,711		Wells Fargo & Co.	12,844,506	1.8
752,759 (2)		Other Securities	66,322,113	9.4
			362,347,324	51.5
		Total Common Stock (Cost $550,806,038)	667,839,985	94.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.7%
	Germany: 0.7%
24,256	Other Securities	$4,818,030	0.7
	Total Preferred Stock (Cost $4,972,707)	4,818,030	0.7
	Total Long-Term Investments (Cost $555,778,745)	672,658,015	95.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.0%
	Securities Lending Collateral(5): 2.3%
3,743,935	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,744,514, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,818,814, due 01/31/18-06/20/63)	3,743,935	0.5
3,743,935	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $3,744,522, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,818,814, due 01/11/18-12/01/51)	3,743,935	0.6
3,743,935	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $3,744,526, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $3,818,814, due 02/15/43-02/15/44)	3,743,935	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
787,567	RBC Dominion Securities Inc., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $787,688, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.875%-8.875%, Market Value plus accrued interest $803,318, due 02/15/19-12/20/47)	$787,567	0.1
3,743,935	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,744,604, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,847,903, due 01/15/19-02/15/46)	3,743,935	0.5
		15,763,307	2.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.7%
26,263,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $26,263,000)	26,263,000	3.7
	Total Short-Term Investments (Cost $42,026,307)	42,026,307	6.0
	Total Investments in Securities (Cost $597,805,052)	$714,684,322	101.6
	Liabilities in Excess of Other Assets	(11,432,437)	(1.6)
	Net Assets	$703,251,885	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2017 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2017.

Sector Diversification	Percentage of Net Assets
Financials	18.1%
Information Technology	17.8
Consumer Discretionary	11.6
Health Care	11.1
Industrials	9.5
Consumer Staples	8.1
Energy	6.2
Materials	5.4
Utilities	3.2
Telecommunication Services	2.7
Real Estate	1.9
Short-Term Investments	6.0
Liabilities in Excess of Other Assets	(1.6)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$5,917,625	$7,200,388	$—	$13,118,013
Canada	9,413,506	—	—	9,413,506
China	3,637,928	17,884,673	—	21,522,601
France	—	49,219,654	—	49,219,654
Germany	—	24,296,512	—	24,296,512
India	—	6,036,627	—	6,036,627
Ireland	8,130,475	—	—	8,130,475
Italy	—	12,349,288	—	12,349,288
Japan	—	53,244,424	—	53,244,424
Netherlands	15,504,005	—	—	15,504,005
Singapore	6,082,878	—	—	6,082,878
Sweden	—	7,424,771	—	7,424,771
Switzerland	—	33,467,174	—	33,467,174
Taiwan	9,851,082	—	—	9,851,082
United Kingdom	—	35,831,651	—	35,831,651
United States	362,347,324	—	—	362,347,324
Total Common Stock	420,884,823	246,955,162	—	667,839,985
Preferred Stock	—	4,818,030	—	4,818,030
Short-Term Investments	26,263,000	15,763,307	—	42,026,307
Total Investments, at fair value	$447,147,823	$267,536,499	$—	$714,684,322
Other Financial Instruments+
Futures	1,063,402	—	—	1,063,402
Total Assets	$448,211,225	$267,536,499	$—	$715,747,724

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2017 (continued)

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2017, the following futures contracts were outstanding for Voya Global Equity Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	418	03/16/18	$24,321,330	$1,054,655
S&P 500 E-Mini	15	03/16/18	2,007,000	8,747
			$26,328,330	$1,063,402

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$1,063,402
Total Asset Derivatives		$1,063,402

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$6,518,022
Total	$6,518,022

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,622,974
Total	$1,622,974

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $601,981,162.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$120,297,719
Gross Unrealized Depreciation	(4,046,916)
Net Unrealized Appreciation	$116,250,803

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2017

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 48.2%
5,000,000	Fannie Mae Discount Notes, 1.290%, 02/07/18	$4,993,525	1.1
4,000,000	Federal Farm Credit Banks, 1.030%, (USBMMY3M + 0.250%), 02/20/18	4,000,606	0.9
680,000	Federal Farm Credit Banks, 1.240%, (US0001M + 0.030%), 01/17/18	680,050	0.2
400,000	Federal Farm Credit Banks, 1.240%, (US0001M + 0.030%), 03/22/18	400,133	0.1
1,000,000	Federal Farm Credit Banks, 1.280%, 04/13/18	999,028	0.2
3,500,000	Federal Farm Credit Banks, 1.290%, (US0001M + 0.055%), 06/08/18	3,503,024	0.8
5,575,000	Federal Farm Credit Banks, 1.460%, (US0003M + (0.050)%), 06/06/18	5,579,437	1.3
1,000,000	Federal Farm Credit Banks, 1.480%, (US0001M + 0.045%), 06/11/18	1,000,832	0.2
3,000,000	Federal Farm Credit Banks, 1.580%, (US0001M + 0.030%), 02/26/18	3,001,154	0.7
700,000	Federal Farm Credit Banks, 1.620%, (US0001M + 0.120%), 06/20/18	700,877	0.2
145,000 (1)	Federal Farm Credit Discount Notes, 03/20/18	144,617	0.0
505,000 (1)	Federal Farm Credit Discount Notes, 04/09/18	503,282	0.1
16,000,000	Federal Home Loan Bank Discount Notes, 0.531%, 01/05/18	15,997,796	3.6
6,600,000	Federal Home Loan Bank Discount Notes, 1.150%, 01/24/18	6,595,266	1.5
20,000,000	Federal Home Loan Bank Discount Notes, 1.300%, 01/31/18	19,978,817	4.5
2,250,000	Federal Home Loan Bank Discount Notes, 1.300%, 02/07/18	2,247,063	0.5
1,000,000	Federal Home Loan Bank Discount Notes, 1.320%, 02/28/18	997,922	0.2
1,750,000	Federal Home Loan Banks, 0.880%, (US0001M + (0.170)%), 02/01/18	1,749,995	0.4
300,000	Federal Home Loan Banks, 0.930%, (US0001M + (0.160)%), 02/08/18	299,989	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
300,000	Federal Home Loan Banks, 1.080%, (US0003M + (0.220)%), 04/06/18	$299,980	0.1
850,000	Federal Home Loan Banks, 1.100%, (US0001M + (0.143)%), 05/18/18	849,945	0.2
5,000,000	Federal Home Loan Banks, 1.130%, (US0003M + (0.220)%), 07/09/18	4,999,486	1.1
500,000	Federal Home Loan Banks, 1.220%, (US0003M + 0.000%), 03/08/18	500,179	0.1
1,000,000	Federal Home Loan Banks, 1.230%, (US0001M + 0.000%), 03/28/18	1,000,361	0.2
300,000	Federal Home Loan Banks, 1.260%, (US0001M + 0.035%), 02/28/18	300,079	0.1
21,000,000	Federal Home Loan Banks, 1.260%, (US0003M + (0.210)%), 02/28/18	21,001,053	4.8
2,900,000	Federal Home Loan Banks, 1.270%, (US0003M + (0.035)%), 01/08/18	2,900,110	0.7
26,000,000	Federal Home Loan Banks, 1.320%, (US0001M + (0.140)%), 04/13/18	26,002,719	5.9
6,000,000	Federal Home Loan Banks, 1.370%, (US0001M + (0.130)%), 08/20/18	6,000,000	1.4
7,600,000	Federal Home Loan Banks, 1.370%, (US0001M + (0.130)%), 11/16/18	7,600,000	1.7
1,500,000	Federal Home Loan Banks, 1.400%, (US0001M + (0.160)%), 01/25/18	1,500,032	0.3
1,154,000	Federal Home Loan Mortgage Corp., 0.750%, 04/09/18	1,151,974	0.3
3,200,000	Federal Home Loan Mortgage Corp., 1.040%, 02/26/18	3,199,694	0.7
1,750,000	Federal Home Loan Mortgage Corp., 1.040%, (US0001M + (0.165)%), 05/18/18	1,750,000	0.4
22,750,000	Federal Home Loan Mortgage Corp., 1.070%, (US0001M + (0.170)%), 06/14/18	22,750,000	5.2
450,000	Federal Home Loan Mortgage Corp., 1.230%, 01/26/18	449,885	0.1
3,406,000	Federal Home Loan Mortgage Corp., 1.290%, 01/12/18	3,405,561	0.8
7,500,000	Federal Home Loan Mortgage Corp., 1.380%, (US0001M + (0.130)%), 11/21/18	7,500,000	1.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
22,750,000	Federal Home Loan Mortgage Corp., 1.430%, (US0001M + (0.130)%), 11/27/18	$22,750,000	5.2
700,000	Federal National Mortgage Association, 1.230%, (US0003M + (0.050)%), 03/21/18	700,355	0.2
725,000	Federal National Mortgage Association, 1.280%, 02/08/18	724,698	0.2
900,000	Federal National Mortgage Association, 1.350%, 05/21/18	898,793	0.2
	Total U.S. Government Agency Debt (Cost $211,608,317)	211,608,317	48.2
U.S. TREASURY DEBT: 41.6%
183,000,000	United States Treasury Bill, 1.450%, 03/29/18	182,372,065	41.6
	Total U.S. Treasury Debt (Cost $182,372,065)	182,372,065	41.6
U.S. TREASURY REPURCHASE AGREEMENT: 10.3%
	Repurchase Agreement: 10.3%
44,959,000	Deutsche Bank Repurchase Agreement dated 12/29/2017, 1.4000%, due 1/2/2018, $44,965,994 to be received upon repurchase (Collateralized by $62,774,089, United States Treasury STRIP Coupon, 0.000%, Market Value plus accrued interest $46,307,770 due 8/15/29-11/15/29)	44,959,000	10.3
Principal Amount†	Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: (continued)
Total U.S. Treasury Repurchase Agreement (Cost $44,959,000)	$44,959,000	10.3
Total Investments in Securities (Cost $438,939,382)	$438,939,382	100.1
Liabilities in Excess of Other Assets	(303,873)	(0.1)
Net Assets	$438,635,509	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2017.

Reference Rate Abbreviations:
US0001M
1-month LIBOR

US0003M
3-month LIBOR

USBMMY3M
U.S. Treasury 3-month Bill Money Market Yield

At December 31, 2017, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
U.S. Treasury Repurchase Agreement	$—	$44,959,000	$—	$44,959,000
U.S. Treasury Debt	—	182,372,065	—	182,372,065
U.S. Government Agency Debt	—	211,608,317	—	211,608,317
Total Investments, at fair value	$—	$438,939,382	$—	$438,939,382

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2017 (continued)

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2017:
Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$44,959,000	$(44,959,000)	$—
Totals	$44,959,000	$(44,959,000)	$—

(1)
Collateral with a fair value of  $46,307,770 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.7%
	Consumer Discretionary: 11.4%
47,031 (1)	Amazon.com, Inc.	$55,001,344	1.6
929,949	CBS Corp. - Class B	54,866,991	1.6
551,263	Lowe’s Cos, Inc.	51,234,383	1.5
311,439	McDonald’s Corp.	53,604,881	1.5
532,305 (2)	Ralph Lauren Corp.	55,194,705	1.6
1,168,310	Tapestry, Inc.	51,674,351	1.5
195,580	Vail Resorts, Inc.	41,554,883	1.2
951,236	Other Securities	32,399,098	0.9
		395,530,636	11.4
	Consumer Staples: 9.9%
1,691,800	Coca-Cola Co.	77,619,784	2.2
854,208	Philip Morris International, Inc.	90,247,075	2.6
851,396	Procter & Gamble Co.	78,226,264	2.3
1,002,057	Wal-Mart Stores, Inc.	98,953,129	2.8
		345,046,252	9.9
	Energy: 6.1%
1,030,514	Canadian Natural Resources Ltd.	36,809,960	1.1
770,809	Halliburton Co.	37,669,436	1.1
626,075	Occidental Petroleum Corp.	46,116,684	1.3
952,722	Royal Dutch Shell PLC - Class A ADR	63,556,085	1.8
316,017	Other Securities	26,431,662	0.8
		210,583,827	6.1
	Financials: 15.2%
663,842	Allstate Corp.	69,510,896	2.0
1,111,975	Hartford Financial Services Group, Inc.	62,581,953	1.8
821,438	Intercontinental Exchange, Inc.	57,960,665	1.7
749,854	JPMorgan Chase & Co.	80,189,387	2.3
1,907,996	Keycorp	38,484,279	1.1
882,166	Lazard Ltd.	46,313,715	1.3
776,658	Morgan Stanley	40,751,245	1.2
295,265	MSCI, Inc. - Class A	37,362,833	1.1
1,577,559	Wells Fargo & Co.	95,710,505	2.7
		528,865,478	15.2
	Health Care: 12.4%
548,657	AbbVie, Inc.	53,060,619	1.5
1,503,461	AstraZeneca PLC ADR	52,170,097	1.5
1,523,628 (1)	Boston Scientific Corp.	37,770,738	1.1
720,012	Johnson & Johnson	100,600,077	2.9
2,670,256	Pfizer, Inc.	96,716,672	2.8
412,127	UnitedHealth Group, Inc.	90,857,518	2.6
		431,175,721	12.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 8.6%
372,584		Deere & Co.	$58,313,122	1.7
289,046		General Dynamics Corp.	58,806,409	1.7
270,602		Hubbell, Inc.	36,623,275	1.0
237,729		Roper Technologies, Inc.	61,571,811	1.8
374,114		Union Pacific Corp.	50,168,687	1.4
235,398 (1)		WABCO Holdings, Inc.	33,779,613	1.0
			299,262,917	8.6
		Information Technology: 22.4%
737,892		Activision Blizzard, Inc.	46,723,321	1.3
891,410		Apple, Inc.	150,853,314	4.3
200,149		Broadcom Ltd.	51,418,278	1.5
2,532,106		Cisco Systems, Inc.	96,979,660	2.8
1,561,308		Intel Corp.	72,069,977	2.1
1,820,590		Microsoft Corp.	155,733,269	4.5
776,222		NetApp, Inc.	42,940,601	1.2
1,878,828		Oracle Corp.	88,830,988	2.6
377,219	(1)(2)	VMware, Inc.	47,273,085	1.4
142,182		Other Securities	26,171,441	0.7
			778,993,934	22.4
		Materials: 3.6%
1,031,068 (2)		BHP Billiton Ltd. ADR	47,418,817	1.3
734,288		DowDuPont, Inc.	52,295,992	1.5
422,681		Other Securities	26,874,058	0.8
			126,588,867	3.6
		Real Estate: 2.9%
570,842		Crown Castle International Corp.	63,369,170	1.8
358,267		Mid-America Apartment Communities, Inc.	36,027,330	1.1
			99,396,500	2.9
		Telecommunication Services: 2.1%
1,836,059		AT&T, Inc.	71,385,974	2.1
		Utilities: 3.1%
1,084,215		Exelon Corp.	42,728,913	1.2
409,022		NextEra Energy, Inc.	63,885,146	1.9
			106,614,059	3.1
		Total Common Stock (Cost $2,675,933,622)	3,393,444,165	97.7

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
Utilities: —%
30,000,000 (3)	Other Securities	$—	—

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Total Corporate Bonds/Notes (Cost $—)	$—	—
	Total Long-Term Investments (Cost $2,675,933,622)	3,393,444,165	97.7
SHORT-TERM INVESTMENTS: 6.7%
	Securities Lending Collateral(4): 4.3%
35,616,792	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $35,622,139, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $36,329,129, due 05/15/20-08/15/47)	35,616,792	1.0
7,494,429	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $7,495,587, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $7,644,318, due 01/31/18-06/20/63)	7,494,429	0.2
35,616,792	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $35,622,413, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $36,329,129, due 02/15/43-02/15/44)	35,616,792	1.0
35,616,792	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $35,622,647, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $36,329,129, due 09/30/18-09/09/49)	35,616,792	1.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
35,616,792	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $35,623,154, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $36,605,855, due 01/15/19-02/15/46)	$35,616,792	1.1
		149,961,597	4.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
81,806,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $81,806,000)	81,806,000	2.4
	Total Short-Term Investments (Cost $231,767,597)	231,767,597	6.7
	Total Investments in Securities (Cost $2,907,701,219)	$3,625,211,762	104.4
	Liabilities in Excess of Other Assets	(151,890,633)	(4.4)
	Net Assets	$3,473,321,129	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains Level 3 securities.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$3,393,444,165	$—	$—	$3,393,444,165
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	81,806,000	149,961,597	—	231,767,597
Total Investments, at fair value	$3,475,250,165	$149,961,597	$—	$3,625,211,762

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $2,921,464,637.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$723,324,750
Gross Unrealized Depreciation	(19,577,625)
Net Unrealized Appreciation	$703,747,125

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 27.5%
	Basic Materials: 0.7%
2,100,000 (1)	Braskem Netherlands Finance BV, 4.500%, 01/10/28	$2,068,605	0.1
4,274,000 (1)	Georgia-Pacific LLC, 2.539%, 11/15/19	4,290,055	0.1
20,104,000	Other Securities	21,095,247	0.5
		27,453,907	0.7
	Communications: 3.1%
6,026,000 (2)	Alibaba Group Holding Ltd., 3.600%, 11/28/24	6,255,326	0.1
6,920,000	Alibaba Group Holding Ltd, 3.400%, 12/06/27	6,924,810	0.2
3,500,000 (1)	Amazon.com, Inc., 4.050%, 08/22/47	3,784,868	0.1
8,611,000 (1)	AT&T, Inc., 4.300%, 02/15/30	8,621,115	0.2
3,343,000 (1)	AT&T, Inc., 5.150%, 11/15/46	3,426,620	0.1
19,708,000	AT&T, Inc., 3.400%-5.450%, 08/14/24-02/14/50	19,843,068	0.5
10,948,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.750%-4.908%, 07/23/22-02/15/28	11,215,369	0.3
3,430,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/27	3,438,575	0.1
1,600,000 (1)	Cox Communications, Inc., 2.950%, 06/30/23	1,578,990	0.0
1,630,000 (1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/99	1,735,950	0.0
3,325,000 (1)	Sirius XM Radio, Inc., 5.375%, 04/15/25	3,470,469	0.1
3,754,000	Time Warner Cable LLC, 5.875%, 11/15/40	4,083,195	0.1
9,457,000	Time Warner, Inc., 4.050%-6.500%, 12/15/23-12/15/43	10,349,253	0.3
8,656,000	Verizon Communications, Inc., 4.812%, 03/15/39	9,079,606	0.2
7,776,000	Verizon Communications, Inc., 3.000%-5.012%, 11/01/21-08/21/54	8,112,099	0.2
22,225,000	Other Securities	22,721,204	0.6
		124,640,517	3.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: 2.6%
1,567,000 (1)	Air Canada 2017-1 Class AA Pass Through Trust, 3.300%, 07/15/31	$1,559,165	0.0
2,510,000 (1)	Alimentation Couche-Tard, Inc., 2.700%, 07/26/22	2,489,253	0.1
4,210,000 (1)	Daimler Finance North America LLC, 2.300%, 02/12/21	4,175,783	0.1
2,445,000 (1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	2,582,531	0.1
4,640,000 (1)	Nissan Motor Acceptance Corp., 2.600%, 09/28/22	4,584,390	0.1
3,310,000	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/30	3,312,483	0.1
980,000	United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/27	973,238	0.0
3,685,000	United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/30	3,631,568	0.1
4,189,000	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/30	4,122,604	0.1
1,310,000	United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/27	1,302,664	0.0
72,817,154 (3)	Other Securities	75,295,127	1.9
		104,028,806	2.6
	Consumer, Non-cyclical: 4.2%
1,953,000	Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/48	2,134,684	0.1
8,755,000	Anheuser-Busch InBev Finance, Inc., 3.650%-4.900%, 02/01/26-02/01/46	10,002,660	0.2
3,510,000 (1)	BAT Capital Corp., 3.222%, 08/15/24	3,514,264	0.1
5,270,000 (1)	BAT Capital Corp., 3.557%, 08/15/27	5,285,949	0.1
2,110,000 (1)	BAT Capital Corp., 4.540%, 08/15/47	2,228,740	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,210,000 (1)		Hill-Rom Holdings, Inc., 5.000%, 02/15/25	$2,264,587	0.1
3,770,000 (1)		Imperial Brands Finance PLC, 2.950%, 07/21/20	3,808,469	0.1
2,113,000 (1)		Imperial Brands Finance PLC, 3.750%, 07/21/22	2,185,509	0.0
2,490,000		Johnson & Johnson, 2.900%, 01/15/28	2,496,090	0.1
8,130,000		Johnson & Johnson, 3.400%, 01/15/38	8,338,479	0.2
3,215,000 (1)		Post Holdings, Inc., 5.000%, 08/15/26	3,170,794	0.1
2,136,000 (1)		Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/27	2,088,016	0.0
5,000,000 (1)		Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21	4,906,250	0.1
114,263,000 (3)		Other Securities	117,463,173	2.9
			169,887,664	4.2
		Energy: 2.6%
101,646,000 (3)		Other Securities	106,372,964	2.6
		Financial: 9.1%
1,279,000 (1)		Athene Global Funding, 4.000%, 01/25/22	1,320,391	0.0
1,316,000 (1)		Australia & New Zealand Banking Group Ltd., 4.400%, 05/19/26	1,371,005	0.0
896,000 (1)		Bank of America Corp., 3.419%, 12/20/28	897,044	0.0
20,683,000		Bank of America Corp., 3.593%-4.250%, 04/01/24-07/21/28	21,675,861	0.6
8,471,000		Barclays PLC, 3.250%, 01/12/21	8,561,784	0.2
4,157,000	(1)(2)	BNP Paribas SA, 5.125%, 12/31/99	4,164,794	0.1
3,335,000 (1)		BPCE SA, 5.150%, 07/21/24	3,620,465	0.1
19,680,000		Citigroup, Inc., 2.876%-5.500%, 07/24/23-07/25/28	20,723,311	0.5
2,757,000 (1)		Citizens Financial Group, Inc., 4.150%, 09/28/22	2,861,868	0.1
2,315,000 (1)		Commerzbank AG, 8.125%, 09/19/23	2,771,203	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,370,000 (1)	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/31/99	$1,536,113	0.0
4,287,000 (1)	Credit Suisse AG, 6.500%, 08/08/23	4,807,335	0.1
5,236,000 (1)	Credit Suisse Group AG, 3.574%, 01/09/23	5,327,848	0.1
2,303,000	Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/21	2,358,378	0.1
3,215,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/25	3,255,188	0.1
3,000,000 (1)	Farmers Exchange Capital, 7.050%, 07/15/28	3,784,235	0.1
2,950,000 (1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/20	2,934,400	0.1
3,076,000	Goldman Sachs Group, Inc./The, 2.625%, 04/25/21	3,075,989	0.1
12,535,000	Goldman Sachs Group, Inc., 2.600%-6.750%, 04/23/20-05/22/45	13,188,357	0.3
1,458,000 (1)	Guardian Life Insurance Co. of America/The, 4.850%, 01/24/77	1,604,208	0.0
5,994,000 (1)	HBOS PLC, 6.750%, 05/21/18	6,096,191	0.2
3,400,000 (1)	ING Bank NV, 2.000%, 11/26/18	3,398,723	0.1
3,264,000 (1)	International Lease Finance Corp., 7.125%, 09/01/18	3,368,552	0.1
24,627,000 (2)	JPMorgan Chase & Co., 2.550%-4.625%, 10/29/20-12/31/99	25,243,778	0.6
3,818,000 (1)	Liberty Mutual Group, Inc., 4.850%, 08/01/44	4,256,072	0.1
7,870,000 (1)	Macquarie Group Ltd, 3.189%, 11/28/23	7,815,225	0.2
4,560,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/21	4,548,824	0.1
17,616,000	Morgan Stanley, 2.750%-4.000%, 05/19/22-07/22/28	17,793,428	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
3,640,000 (1)		Nationwide Building Society, 2.350%, 01/21/20	$3,638,600	0.1
2,661,000	(1)(2)	Nordea Bank AB, 6.125%, 12/31/99	2,874,545	0.1
1,530,000 (1)		Northwestern Mutual Life Insurance Co/The, 3.850%, 09/30/47	1,553,616	0.0
11,702,000		ORIX Corp., 3.250%-3.700%, 12/04/24-07/18/27	11,727,376	0.3
2,180,000 (1)		Santander UK PLC, 5.000%, 11/07/23	2,334,787	0.1
5,225,000	(1)(2)	Standard Chartered PLC, 4.300%, 02/19/27	5,333,638	0.1
4,920,000 (1)		Suncorp-Metway Ltd, 2.375%, 11/09/20	4,888,556	0.1
1,960,000 (1)		UBS AG/London, 2.450%, 12/01/20	1,955,184	0.0
5,989,000		Wells Fargo & Co., 4.100%-4.750%, 06/03/26-12/07/46	6,434,569	0.2
140,112,000 (3)		Other Securities	144,242,045	3.6
			367,343,486	9.1
		Industrial: 1.3%
2,530,000 (1)		Aviation Capital Group LLC, 2.875%, 01/20/22	2,530,029	0.1
3,903,000 (1)		Novelis Corp., 5.875%, 09/30/26	3,990,817	0.1
2,180,000 (1)		Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	2,353,038	0.1
2,570,000 (1)		SMBC Aviation Capital Finance DAC, 2.650%, 07/15/21	2,529,362	0.1
13,315,000		United Parcel Service, Inc., 2.050%-3.050%, 04/01/21-11/15/27	13,296,111	0.3
25,211,000		Other Securities	26,115,716	0.6
			50,815,073	1.3
		Technology: 2.0%
28,252,000		Apple, Inc., 2.400%-4.650%, 01/13/23-11/13/47	28,819,306	0.7
3,620,000 (1)		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/24	3,603,771	0.1
1,918,000 (1)		Dell International LLC / EMC Corp., 4.420%, 06/15/21	1,999,962	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
5,155,000 (1)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	$5,576,323	0.1
3,755,000 (1)	First Data Corp., 5.750%, 01/15/24	3,913,649	0.1
10,884,000	Microsoft Corp., 3.700%-4.450%, 11/03/45-02/06/47	12,171,450	0.3
25,943,000	Other Securities	26,908,114	0.6
		82,992,575	2.0
	Utilities: 1.9%
4,500,000	Duke Energy Corp., 3.950%, 08/15/47	4,640,043	0.1
6,787,000	Duke Energy Carolinas LLC, 2.950%-3.875%, 12/01/26-12/01/47	6,984,085	0.2
2,050,000 (1)	Enel Finance International NV, 3.500%, 04/06/28	2,008,812	0.0
2,802,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/26	2,928,378	0.1
2,260,000 (1)	Pacific Gas & Electric Co., 3.300%, 12/01/27	2,242,923	0.1
55,563,000 (3)	Other Securities	58,210,635	1.4
		77,014,876	1.9
	Total Corporate Bonds/Notes (Cost $1,084,733,162)	1,110,549,868	27.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.3%
6,610,796	Alternative Loan Trust 2005-10CB 1A1, 2.052%, (US0001M + 0.500%), 05/25/35	5,390,695	0.1
5,369,874	Alternative Loan Trust 2005-51 3A2A, 2.353%, (12MTA + 1.290%), 11/20/35	5,208,771	0.1
2,381,137	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/35	2,204,475	0.1
3,009,711	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	2,882,896	0.1
762,759 (4)	Alternative Loan Trust 2005-J3 2A2, 3.448%, (-1.000*US0001M + 5.000%), 05/25/35	66,145	0.0
1,850,432	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	1,504,073	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,618,537	Alternative Loan Trust 2006-HY11 A1, 1.672%, (US0001M + 0.120%), 06/25/36	$4,212,695	0.1
2,740,174	Alternative Loan Trust 2007-23CB A3, 2.052%, (US0001M + 0.500%), 09/25/37	1,810,461	0.1
248,226 (1)	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	247,509	0.0
274,431	Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/37	263,413	0.0
106,787 (1)	BCAP LLC 2011-RR5-I Trust 12A1, 4.996%, 03/26/37	105,162	0.0
1,364,578	Bear Stearns ALT-A Trust 2005-10 22A1, 3.524%, 01/25/36	1,327,780	0.0
684,509	Bear Stearns ALT-A Trust 2005-4 23A1, 3.522%, 05/25/35	690,876	0.0
1,907,748	Bear Stearns ALT-A Trust 2006-6 31A1, 3.807%, 11/25/36	1,785,950	0.1
1,633,009	Bear Stearns ALT-A Trust 2006-6 32A1, 3.490%, 11/25/36	1,405,265	0.1
20,738	Bear Stearns ARM Trust 2005-12 13A1, 3.795%, 02/25/36	20,119	0.0
270,493	Bear Stearns ARM Trust 2005-2 A2, 3.636%, (US0012M + 1.950%), 03/25/35	273,809	0.0
21,699	Bear Stearns ARM Trust 2005-9 A1, 3.520%, (H15T1Y + 2.300%), 10/25/35	22,171	0.0
4,653,986	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 1.742%, (US0001M + 0.190%), 01/25/37	4,400,506	0.1
234,389	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 4.010%, 01/26/36	206,298	0.0
1,559,672 (1)	Bellemeade Re Ltd. 2015-1A M2, 5.629%, (US0001M + 4.300%), 07/25/25	1,593,655	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
28,826	CHL Mortgage Pass-Through Trust 2005-2 2A3, 2.232%, (US0001M + 0.680%), 03/25/35	$26,802	0.0
260,691	Citicorp Mortgage Securities Trust Series 2006-4 2A1, 5.500%, 08/25/36	266,532	0.0
1,331,913	Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/37	1,335,596	0.0
196,620	Citigroup Mortgage Loan Trust 2006-AR1 1A1, 3.210%, (H15T1Y + 2.400%), 10/25/35	198,044	0.0
2,184,726	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.674%, 09/25/37	2,064,416	0.1
119,943	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 3.486%, 08/25/35	120,529	0.0
4,065,575	Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/35	4,121,328	0.1
452,809	CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/37	446,421	0.0
1,327,141	Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.052%, (US0001M + 0.500%), 11/25/35	809,986	0.0
6,400,000	Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.272%, (US0001M + 0.720%), 11/25/35	6,176,929	0.2
937,025	DSLA Mortgage Loan Trust 2005-AR4 2A1B, 1.775%, (US0001M + 0.280%), 08/19/45	822,752	0.0
1,000,000	Fannie Mae 2011-128 KB, 4.500%, 12/25/41	1,106,332	0.0
11,052,163	Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	12,306,069	0.3
3,338,915	Fannie Mae 2012-110 CA, 3.000%, 10/25/42	3,325,980	0.1
39,688,048 (4)	Fannie Mae 2016-82 SD, 4.498%, (-1.000*US0001M + 6.050%), 11/25/46	6,667,806	0.2
9,381,081	Fannie Mae 2016-88 EA, 3.500%, 01/25/45	9,576,639	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,611,826	Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 4.552%, (US0001M + 3.000%), 07/25/24	$4,932,233	0.1
1,072,748	Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 6.552%, (US0001M + 5.000%), 07/25/25	1,181,511	0.0
3,644,039	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.852%, (US0001M + 4.300%), 02/25/25	3,994,835	0.1
3,600,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.202%, (US0001M + 3.650%), 09/25/29	3,899,357	0.1
7,550,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.752%, (US0001M + 2.200%), 01/25/30	7,635,391	0.2
6,000,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 3.952%, (US0001M + 2.400%), 05/25/30	6,164,299	0.2
8,000,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.052%, (US0001M + 2.500%), 05/25/30	8,246,250	0.2
78,921 (4)	Fannie Mae Interest Strip Series 343 22, 4.000%, 11/25/18	783	0.0
743,874 (4)	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/43	146,578	0.0
578,513 (4)	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/43	98,953	0.0
1,943	Fannie Mae REMIC Trust 1989-4 D, 10.000%, 02/25/19	1,985	0.0
18,013	Fannie Mae REMIC Trust 1994-77 FB, 3.052%, (US0001M + 1.500%), 04/25/24	18,414	0.0
533,682	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/29	582,415	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
426,201	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/31	$465,237	0.0
45,637	Fannie Mae REMIC Trust 2002-21 FC, 2.452%, (US0001M + 0.900%), 04/25/32	46,659	0.0
1,193,089 (4)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/33	272,103	0.0
39,561	Fannie Mae REMIC Trust 2004-10 SC, 22.392%, (-4.000*US0001M + 28.600%), 02/25/34	44,045	0.0
160,360	Fannie Mae REMIC Trust 2004-11 A, 1.672%, (US0001M + 0.120%), 03/25/34	159,487	0.0
688,507	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/36	764,245	0.0
118,049	Fannie Mae REMIC Trust 2005-57 CD, 19.305%, (-3.750*US0001M + 25.130%), 01/25/35	130,839	0.0
200,855	Fannie Mae REMIC Trust 2005-74 DK, 17.792%, (-4.000*US0001M + 24.000%), 07/25/35	313,455	0.0
7,381,605 (4)	Fannie Mae REMIC Trust 2005-92 SC, 5.128%, (-1.000*US0001M + 6.680%), 10/25/35	1,293,141	0.0
592,386	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/36	644,105	0.0
1,514,108	Fannie Mae REMIC Trust 2006-104 ES, 25.689%, (-5.000*US0001M + 33.450%), 11/25/36	2,631,320	0.1
9,549,647 (4)	Fannie Mae REMIC Trust 2006-12 SD, 5.198%, (-1.000*US0001M + 6.750%), 10/25/35	1,474,227	0.0
3,870,955 (4)	Fannie Mae REMIC Trust 2006-123 UI, 5.188%, (-1.000*US0001M + 6.740%), 01/25/37	762,037	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,061,954 (4)	Fannie Mae REMIC Trust 2006-72 HS, 5.148%, (-1.000*US0001M + 6.700%), 08/25/26	$143,973	0.0
355,432	Fannie Mae REMIC Trust 2007-73 A1, 1.612%, (US0001M + 0.060%), 07/25/37	350,090	0.0
720,828	Fannie Mae REMIC Trust 2008-20 SP, 11.620%, (-2.500*US0001M + 15.500%), 03/25/38	897,388	0.0
3,368,429	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	3,562,912	0.1
11,628,479 (4)	Fannie Mae REMIC Trust 2010-102 SB, 5.048%, (-1.000*US0001M + 6.600%), 09/25/40	2,136,570	0.1
3,920,727 (4)	Fannie Mae REMIC Trust 2010-116 SE, 5.048%, (-1.000*US0001M + 6.600%), 10/25/40	703,319	0.0
11,880,573 (4)	Fannie Mae REMIC Trust 2010-123 SL, 4.518%, (-1.000*US0001M + 6.070%), 11/25/40	1,761,573	0.1
4,711,682 (4)	Fannie Mae REMIC Trust 2010-126 NI, 5.500%, 11/25/40	970,364	0.0
5,050,000	Fannie Mae REMIC Trust 2010-130 CX, 4.500%, 09/25/39	5,278,810	0.1
6,082,662 (4)	Fannie Mae REMIC Trust 2010-55 AS, 4.868%, (-1.000*US0001M + 6.420%), 06/25/40	993,732	0.0
8,159,907	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/40	8,949,706	0.2
2,031,991	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/40	2,195,189	0.1
11,951,092 (4)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/41	1,206,220	0.0
12,252 (4)	Fannie Mae REMIC Trust 2011-69 AI, 5.000%, 05/25/18	44	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,792,053 (4)	Fannie Mae REMIC Trust 2012-10 US, 4.898%, (-1.000*US0001M + 6.450%), 02/25/42	$383,594	0.0
1,869,833	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/41	1,894,482	0.1
14,866,568 (4)	Fannie Mae REMIC Trust 2012-113 SG, 4.548%, (-1.000*US0001M + 6.100%), 10/25/42	2,681,034	0.1
11,220,410 (4)	Fannie Mae REMIC Trust 2012-122 SB, 4.598%, (-1.000*US0001M + 6.150%), 11/25/42	2,272,342	0.1
5,643,257 (4)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/32	541,466	0.0
3,826,226	Fannie Mae REMIC Trust 2012-131 BS, 3.767%, (-1.200*US0001M + 5.400%), 12/25/42	3,331,618	0.1
18,995,493 (4)	Fannie Mae REMIC Trust 2012-137 SN, 4.548%, (-1.000*US0001M + 6.100%), 12/25/42	3,360,439	0.1
8,130,794 (4)	Fannie Mae REMIC Trust 2012-15 SP, 5.068%, (-1.000*US0001M + 6.620%), 06/25/40	909,294	0.0
5,030,425 (4)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/42	965,005	0.0
387,000	Fannie Mae REMIC Trust 2013-44 ZG, 3.500%, 03/25/42	399,211	0.0
13,825,298 (4)	Fannie Mae REMIC Trust 2013-60 DS, 4.648%, (-1.000*US0001M + 6.200%), 06/25/33	2,404,500	0.1
10,822,476 (4)	Fannie Mae REMIC Trust 2013-9 DS, 4.598%, (-1.000*US0001M + 6.150%), 02/25/43	2,286,182	0.1
404,576 (4)	Fannie Mae REMIC Trust 2013-9 SA, 4.598%, (-1.000*US0001M + 6.150%), 03/25/42	55,808	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,187,484 (4)	Fannie Mae REMIC Trust 2014-81 JI, 4.000%, 09/25/41	$561,967	0.0
35,227,160 (4)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/45	8,113,238	0.2
13,682,580 (4)	First Horizon Alternative Mortgage Securities Trust 2005-FA10 1A2 1A2, 3.148%, (-1.000*US0001M + 4.700%), 01/25/36	1,508,940	0.1
2,022,389	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 1.852%, (US0001M + 0.300%), 12/25/36	1,296,391	0.0
2,022,389 (4)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.148%, (-1.000*US0001M + 6.700%), 12/25/36	531,114	0.0
7,640,736 (4)	Freddie Mac 2815 GS, 4.523%, (-1.000*US0001M + 6.000%), 03/15/34	1,145,551	0.0
23,135,219	Freddie Mac 326 350, 3.500%, 03/15/44	23,816,147	0.6
591,898	Freddie Mac Reference Series R006 ZA, 6.000%, 04/15/36	657,174	0.0
11,937	Freddie Mac REMIC Trust 1125 Z, 8.250%, 08/15/21	12,847	0.0
368,474	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/29	416,020	0.0
358,322	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	397,475	0.0
15,956	Freddie Mac REMIC Trust 2411 FJ, 1.827%, (US0001M + 0.350%), 12/15/29	15,985	0.0
231,470	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/32	260,032	0.0
512,034	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	578,370	0.0
680,951	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/22	721,517	0.0
445,797	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	490,046	0.0
193	Freddie Mac REMIC Trust 2559 PB, 5.500%, 08/15/30	197	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
575,478	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/33	$624,578	0.0
549,237 (4)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/33	127,218	0.0
635,003	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	702,737	0.0
1,419,975	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/34	1,520,660	0.0
1,264,716	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/35	1,366,654	0.0
1,446,435	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	1,565,911	0.0
8,197,520 (4)	Freddie Mac REMIC Trust 3045 DI, 5.253%, (-1.000*US0001M + 6.730%), 10/15/35	1,375,051	0.0
111,160	Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/35	112,688	0.0
4,826,855 (4)	Freddie Mac REMIC Trust 3064 SP, 5.123%, (-1.000*US0001M + 6.600%), 03/15/35	456,294	0.0
631,800	Freddie Mac REMIC Trust 3065 DC, 15.429%, (-3.000*US0001M + 19.860%), 03/15/35	860,384	0.0
1,515,856 (4)	Freddie Mac REMIC Trust 3102 IS, 19.151%, (-3.667*US0001M + 24.570%), 01/15/36	710,684	0.0
5,049,767	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	5,602,643	0.1
2,618,408 (4)	Freddie Mac REMIC Trust 3170 SA, 5.123%, (-1.000*US0001M + 6.600%), 09/15/33	434,831	0.0
1,899,462 (4)	Freddie Mac REMIC Trust 3171 PS, 5.008%, (-1.000*US0001M + 6.490%), 06/15/36	268,912	0.0
2,274,018	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	2,526,350	0.1
562,067 (4)	Freddie Mac REMIC Trust 3524 LA, 5.290%, 03/15/33	605,017	0.0
213,938	Freddie Mac REMIC Trust 3556 NT, 4.577%, (US0001M + 3.100%), 03/15/38	219,572	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,560,875 (4)	Freddie Mac REMIC Trust 3589 SB, 4.723%, (-1.000*US0001M + 6.200%), 10/15/39	$1,491,080	0.0
1,847,117 (4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/40	320,566	0.0
10,344,204	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/34	11,397,264	0.3
3,625,224	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/36	4,017,987	0.1
106,595 (4)	Freddie Mac REMIC Trust 3668 EI, 5.500%, 12/15/18	1,489	0.0
1,582,968 (4)	Freddie Mac REMIC Trust 3710 SL, 4.523%, (-1.000*US0001M + 6.000%), 05/15/36	80,175	0.0
1,895,887	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	2,084,315	0.1
2,697,469 (4)	Freddie Mac REMIC Trust 3752 WS, 5.123%, (-1.000*US0001M + 6.600%), 12/15/39	194,309	0.0
1,978,498	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	2,130,109	0.1
5,000,000 (4)	Freddie Mac REMIC Trust 3820 BI, 4.000%, 11/15/38	733,990	0.0
2,471,649	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/41	2,612,025	0.1
8,416,315 (4)	Freddie Mac REMIC Trust 3856 KS, 5.073%, (-1.000*US0001M + 6.550%), 05/15/41	1,439,385	0.0
1,523,000	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/41	1,635,471	0.1
3,207,262 (4)	Freddie Mac REMIC Trust 3925 SD, 4.573%, (-1.000*US0001M + 6.050%), 07/15/40	383,050	0.0
16,354,310 (4)	Freddie Mac REMIC Trust 3925 SL, 4.573%, (-1.000*US0001M + 6.050%), 01/15/41	1,849,303	0.1
6,999,556 (4)	Freddie Mac REMIC Trust 3936 GS, 5.223%, (-1.000*US0001M + 6.700%), 11/15/25	551,440	0.0
18,996,413 (4)	Freddie Mac REMIC Trust 3951 SN, 5.073%, (-1.000*US0001M + 6.550%), 11/15/41	3,838,178	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,215,729 (4)	Freddie Mac REMIC Trust 3984 NS, 5.123%, (-1.000*US0001M + 6.600%), 01/15/40	$762,572	0.0
1,554,801	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	1,657,260	0.1
2,982,620	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/42	3,411,337	0.1
3,268,316 (4)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	405,725	0.0
7,710,944 (4)	Freddie Mac REMIC Trust 4094 YS, 5.223%, (-1.000*US0001M + 6.700%), 04/15/40	927,747	0.0
14,277,177 (4)	Freddie Mac REMIC Trust 4102 MS, 5.123%, (-1.000*US0001M + 6.600%), 09/15/42	2,883,560	0.1
1,306,443 (4)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	223,836	0.0
5,441,040	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	5,452,049	0.1
24,741,555	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/41	27,818,341	0.7
13,763,351 (4)	Freddie Mac REMIC Trust 4313 SD, 4.673%, (-1.000*US0001M + 6.150%), 03/15/44	2,097,822	0.1
21,011,906 (4)	Freddie Mac REMIC Trust 4313 SE, 4.673%, (-1.000*US0001M + 6.150%), 03/15/44	3,296,369	0.1
4,343,446 (4)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/42	591,346	0.0
2,295,400 (4)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/43	435,511	0.0
6,716,249	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	7,335,808	0.2
9,416,641 (4)	Freddie Mac REMIC Trust 4346 ST, 4.723%, (-1.000*US0001M + 6.200%), 07/15/39	1,183,445	0.0
10,377,961	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	11,305,036	0.3
7,545,487 (4)	Freddie Mac REMIC Trust 4386 LS, 4.623%, (-1.000*US0001M + 6.100%), 09/15/44	1,313,100	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,656,514	Freddie Mac Series 4348 ZX, 4.250%, 06/15/44	$8,155,828	0.2
14,397,763 (4)	Freddie Mac Strips Series 311 S1, 4.473%, (-1.000*US0001M + 5.950%), 08/15/43	2,855,921	0.1
1,700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ1 M3, 5.652%, (US0001M + 4.100%), 08/25/24	1,883,197	0.1
2,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.252%, (US0001M + 4.700%), 04/25/28	3,310,703	0.1
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.102%, (US0001M + 5.550%), 07/25/28	121,066	0.0
5,600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.002%, (US0001M + 3.450%), 10/25/29	6,099,250	0.2
7,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.052%, (US0001M + 2.500%), 03/25/30	7,517,927	0.2
6,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.202%, (US0001M + 2.650%), 12/25/29	6,419,015	0.2
4,600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 3.902%, (US0001M + 2.350%), 04/25/30	4,714,417	0.1
349,710	Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/43	406,507	0.0
631,764	Freddie Mac Structured Pass Through Certificates T-62 1A1, 2.202%, (12MTA + 1.200%), 10/25/44	641,429	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
93,669	Freddie Mac-Ginnie Mae Series 27 FC, 2.875%, (PRIME + (1.375)%), 03/25/24	$95,436	0.0
101,330	Ginnie Mae Series 2002-21 FV, 1.891%, (US0001M + 0.400%), 03/16/32	101,878	0.0
1,475,368 (4)	Ginnie Mae Series 2005-7 AH, 5.279%, (-1.000*US0001M + 6.770%), 02/16/35	239,167	0.0
679,598 (4)	Ginnie Mae Series 2006-17 WI, 5.499%, (-1.000*US0001M + 7.000%), 04/20/36	13,261	0.0
210,048	Ginnie Mae Series 2007-37 S, 19.834%, (-3.667*US0001M + 25.300%), 04/16/37	244,751	0.0
590,220	Ginnie Mae Series 2007-8 SP, 17.181%, (-3.242*US0001M + 22.050%), 03/20/37	847,020	0.0
2,410,912 (4)	Ginnie Mae Series 2008-35 SN, 4.899%, (-1.000*US0001M + 6.400%), 04/20/38	345,712	0.0
2,014,131 (4)	Ginnie Mae Series 2008-40 PS, 5.009%, (-1.000*US0001M + 6.500%), 05/16/38	327,490	0.0
14,805,580 (4)	Ginnie Mae Series 2009-106 SU, 4.699%, (-1.000*US0001M + 6.200%), 05/20/37	2,379,363	0.1
4,891,200 (4)	Ginnie Mae Series 2009-25 KS, 4.699%, (-1.000*US0001M + 6.200%), 04/20/39	733,592	0.0
2,516,167	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	2,699,224	0.1
3,156,830	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	3,398,792	0.1
2,080,275 (4)	Ginnie Mae Series 2009-33 SN, 4.799%, (-1.000*US0001M + 6.300%), 05/20/39	121,359	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,560,790	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/39	$12,650,970	0.3
1,823,284 (4)	Ginnie Mae Series 2009-43 HS, 4.699%, (-1.000*US0001M + 6.200%), 06/20/38	104,023	0.0
4,187,054 (4)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/40	593,632	0.0
3,505,098 (4)	Ginnie Mae Series 2010-116 NS, 5.159%, (-1.000*US0001M + 6.650%), 09/16/40	544,815	0.0
9,002,125 (4)	Ginnie Mae Series 2010-116 SK, 5.119%, (-1.000*US0001M + 6.620%), 08/20/40	1,609,521	0.0
17,211,478 (4)	Ginnie Mae Series 2010-149 HS, 4.609%, (-1.000*US0001M + 6.100%), 05/16/40	1,845,446	0.1
5,860,949 (4)	Ginnie Mae Series 2010-4 SP, 5.009%, (-1.000*US0001M + 6.500%), 01/16/39	728,685	0.0
5,828,183	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/40	6,247,652	0.2
3,659,806 (4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/39	472,910	0.0
3,784,502 (4)	Ginnie Mae Series 2010-68 MS, 4.349%, (-1.000*US0001M + 5.850%), 06/20/40	544,341	0.0
7,021,007 (4)	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/40	1,665,382	0.0
280,466 (4)	Ginnie Mae Series 2010-94 PI, 4.500%, 12/20/37	1,045	0.0
5,922,323 (4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/26	583,986	0.0
1,698,942 (4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/40	203,183	0.0
108,331	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	119,616	0.0
7,397,357 (4)	Ginnie Mae Series 2011-80 KS, 5.169%, (-1.000*US0001M + 6.670%), 06/20/41	1,336,583	0.0
1,848,552 (4)	Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/40	204,005	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
269,205	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	$275,930	0.0
19,827,123 (4)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/43	3,958,794	0.1
15,836,033 (4)	Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/43	3,555,002	0.1
13,857,832 (4)	Ginnie Mae Series 2014-3 SU, 4.549%, (-1.000*US0001M + 6.050%), 07/20/39	2,036,712	0.1
1,254,322	Ginnie Mae Series 2014-43 Z, 4.000%, 03/20/44	1,379,128	0.0
16,890,946 (4)	Ginnie Mae Series 2014-55 MS, 4.709%, (-1.000*US0001M + 6.200%), 04/16/44	2,600,162	0.1
20,129,070 (4)	Ginnie Mae Series 2014-56 SP, 4.709%, (-1.000*US0001M + 6.200%), 12/16/39	2,645,763	0.1
14,448,051 (4)	Ginnie Mae Series 2014-58 CS, 4.109%, (-1.000*US0001M + 5.600%), 04/16/44	2,011,062	0.1
18,298,080 (4)	Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/44	4,512,934	0.1
7,059,265 (4)	Ginnie Mae Series 2014-99 S, 4.099%, (-1.000*US0001M + 5.600%), 06/20/44	1,199,716	0.0
98,497	HarborView Mortgage Loan Trust 2005-2 2A1A, 1.935%, (US0001M + 0.440%), 05/19/35	95,187	0.0
447,120	HomeBanc Mortgage Trust 2004-1 2A, 2.412%, (US0001M + 0.860%), 08/25/29	430,056	0.0
3,000,000	HomeBanc Mortgage Trust 2005-4 M1, 2.022%, (US0001M + 0.470%), 10/25/35	2,877,575	0.1
4,130,211	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.762%, (US0001M + 0.210%), 04/25/46	3,833,449	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,504,059	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 1.762%, (US0001M + 0.210%), 02/25/46	$3,071,339	0.1
4,618,232 (1)	JP Morgan Mortgage Trust 2017-4 B1, 3.988%, 11/25/48	4,724,652	0.1
1,694,764 (1)	JP Morgan Mortgage Trust 2017-4 B2, 3.988%, 11/25/48	1,705,565	0.1
21,911	JP Morgan Mortgage Trust 2005-A1 6T1, 3.663%, 02/25/35	21,773	0.0
219,162	JP Morgan Mortgage Trust 2007-A1 5A5, 3.629%, 07/25/35	227,075	0.0
1,100,000 (1)	JP Morgan Mortgage Trust 2017-6 B3, 3.859%, 12/25/48	1,077,023	0.0
10,259,260 (4)	Lehman Mortgage Trust 2006-9 2A5, 5.068%, (-1.000*US0001M + 6.620%), 01/25/37	2,216,239	0.0
2,971,971	Lehman XS Trust Series 2005-5N 1A2, 1.912%, (US0001M + 0.360%), 11/25/35	2,650,182	0.1
29,567	Merrill Lynch Mortgage Investors Trust Series 2005-2 3A, 2.361%, (US0001M + 1.000%), 10/25/35	28,388	0.0
1,299,846	Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 1.932%, (US0001M + 0.380%), 08/25/35	1,289,160	0.0
35,978	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 4A, 1.802%, (US0001M + 0.250%), 11/25/35	34,799	0.0
46,798	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 1.802%, (US0001M + 0.250%), 11/25/35	44,136	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,000,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 2.752%, (US0001M + 1.200%), 09/25/35	$1,825,422	0.1
1,862,136	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	1,606,011	0.0
26,364 (1)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 6.820%, 02/19/30	26,022	0.0
2,193,497 (1)	RBSSP Resecuritization Trust 2011-3 2A1, 1.579%, (US0001M + 0.250%), 02/26/37	2,146,511	0.1
84,555	Sequoia Mortgage Trust 2003-4 2A1, 1.851%, (US0001M + 0.350%), 07/20/33	80,301	0.0
2,900,000 (1)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/47	2,958,755	0.1
391,825	Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 1.745%, (US0001M + 0.250%), 07/19/35	384,595	0.0
152,398	Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 1.745%, (US0001M + 0.250%), 07/19/35	148,899	0.0
12,036	WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 1.987%, (COF 11 + 1.250%), 02/27/34	11,914	0.0
39,195	WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 2.463%, (12MTA + 1.400%), 08/25/42	38,052	0.0
56,975	WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 2.192%, (US0001M + 0.640%), 01/25/45	56,696	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,330,678	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.650%, 10/25/36	$1,232,339	0.0
415,798	WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 2.237%, (COF 11 + 1.500%), 07/25/46	407,994	0.0
90,846,664 (4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.121%, 08/25/45	2,949,791	0.1
3,102,348	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.042%, (US0001M + 0.490%), 10/25/45	3,062,008	0.1
1,107,504	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.287%, 10/25/36	1,082,048	0.0
2,071,078	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.063%, 12/25/36	1,880,299	0.1
4,050,934	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.249%, 08/25/46	3,840,403	0.1
4,938,912	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.832%, 04/25/37	4,515,835	0.1
3,044,138	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.063%, 07/25/37	2,554,835	0.1
4,005,031	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	3,616,492	0.1
364,726	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	348,456	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,470,592	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 1.652%, (US0001M + 0.100%), 12/25/36	$1,853,691	0.0
5,530,666	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.023%, (12MTA + 0.960%), 08/25/46	4,021,769	0.1
2,705,970	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.982%, (US0001M + 0.430%), 06/25/37	2,246,858	0.1
77,121	Wells Fargo Mortgage Backed Securities 2004-CC A1, 3.661%, 01/25/35	78,804	0.0
112,320	Wells Fargo Mortgage Backed Securities 2004-EE 2A1, 3.425%, 12/25/34	114,436	0.0
346,124	Wells Fargo Mortgage Backed Securities 2005-AR7 1A1, 3.353%, 05/25/35	348,631	0.0
109,559	Wells Fargo Mortgage Backed Securities 2005-AR9 2A1, 3.620%, 10/25/33	110,938	0.0
1,797,343	Wells Fargo Mortgage Backed Securities 2006-AR2 2A5, 3.545%, 03/25/36	1,777,078	0.0
910,922	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 3.362%, 04/25/36	843,750	0.0
12,628,365	Other Securities	12,350,662	0.3
	Total Collateralized Mortgage Obligations (Cost $528,817,174)	537,148,045	13.3
MUNICIPAL BONDS: 0.0%
	California: 0.0%
1,600,000	Other Securities	2,178,407	0.0
	Total Municipal Bonds (Cost $1,609,575)	2,178,407	0.0
U.S. TREASURY OBLIGATIONS: 10.9%
	U.S. Treasury Bonds: 1.9%
76,156,500	2.750%, 08/15/47	76,182,438	1.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes: 9.0%
162,037,000	1.875%, 12/15/20	$161,571,913	4.0
11,731,000 (2)	2.000%, 11/30/22	11,623,951	0.3
14,524,000	2.125%, 11/30/24	14,331,865	0.3
44,289,800 (2)	2.250%, 11/15/27	43,658,051	1.1
10,000,000	1.375%, 01/15/20	9,896,769	0.2
6,456,000	1.875%, 07/31/22	6,368,691	0.2
52,350,000	0.625%, 06/30/18	52,135,299	1.3
65,093,000 (2)	1.750%, 11/30/19	64,928,821	1.6
		364,515,360	9.0
	Total U.S. Treasury Obligations (Cost $439,924,488)	440,697,798	10.9
FOREIGN GOVERNMENT BONDS: 0.2%
6,465,000	Other Securities	6,561,883	0.2
	Total Foreign Government Bonds (Cost $6,465,000)	6,561,883	0.2
U.S. GOVERNMENT AGENCY OBLIGATIONS(5): 15.4%
	Federal Home Loan Mortgage Corporation : 4.2%(5)
23,100,000 (6)	3.000%, 12/15/42	23,098,185	0.6
6,339	3.010%, 04/01/32	6,630	0.0
123,054	3.099%, 09/01/35	127,411	0.0
4,989	3.125%, 03/01/36	5,288	0.0
6,252	3.292%, 06/01/24	6,541	0.0
50,489	3.485%, 11/01/35	53,297	0.0
20,720	3.489%, 11/01/31	21,799	0.0
15,793,669	3.500%, 01/01/45	16,248,006	0.4
1,001,646	3.541%, 06/01/35	1,054,701	0.0
45,109	3.601%, 03/01/35	46,596	0.0
238,527	3.611%, 01/01/29	247,059	0.0
8,606,024	4.000%, 09/01/45	9,004,312	0.2
116,640,863 (6)	2.500%-6.500%, 07/01/19-11/01/45	120,779,793	3.0
		170,699,618	4.2
	Federal National Mortgage Association : 9.2%(5)
53,641	2.202%, 08/01/42	54,549	0.0
93,589	2.202%, 08/01/42	95,248	0.0
47,547	2.202%, 10/01/44	48,408	0.0
85,314	2.202%, 10/01/44	86,808	0.0
279,098	2.668%, 02/01/33	286,610	0.0
523,504	2.778%, 08/01/35	544,224	0.0
147,142	2.844%, 09/01/35	151,848	0.0
17,402,934	3.000%, 07/01/43	17,499,742	0.4
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(5): (continued)
	Federal National Mortgage Association (continued)
13,326,802	3.000%, 04/01/45	$13,381,498	0.3
8,418,883	3.000%, 08/01/46	8,449,512	0.2
47,187,000 (6)	3.000%, 01/18/47	47,190,687	1.2
9,885	3.085%, 04/01/32	10,106	0.0
7,950	3.135%, 05/01/36	8,258	0.0
218,458	3.185%, 07/01/35	227,402	0.0
40,277	3.205%, 08/01/35	41,980	0.0
162,789	3.230%, 04/01/35	171,153	0.0
239,196	3.259%, 02/01/34	251,063	0.0
3,407	3.368%, 09/01/31	3,546	0.0
413,017	3.387%, 10/01/35	434,353	0.0
84,096	3.388%, 02/01/35	88,156	0.0
333,592	3.411%, 10/01/35	351,073	0.0
419,911	3.432%, 10/01/35	440,130	0.0
37,360,776	3.500%, 08/01/46	38,607,376	1.0
416,726	3.560%, 09/01/34	440,521	0.0
13,078,615	4.000%, 12/01/39	13,748,097	0.4
9,820,114	4.000%, 01/01/45	10,454,875	0.3
112,326	4.287%, 12/01/36	118,788	0.0
207,054,940 (6)	2.500%-7.500%, 01/01/18-08/01/46	219,698,439	5.4
		372,884,450	9.2
	Government National Mortgage Association: 2.0%
18,669,000 (6)	3.000%, 01/15/43	18,839,646	0.5
26,455,000 (6)	3.500%, 10/20/41	27,349,923	0.7
11,687,000 (6)	4.000%, 09/20/40	12,183,698	0.3
19,504,702	4.000%-5.500%, 11/15/35-10/20/60	20,663,954	0.5
		79,037,221	2.0
	Total U.S. Government Agency Obligations (Cost $620,054,418)	622,621,289	15.4
ASSET-BACKED SECURITIES: 11.8%
	Automobile Asset-Backed Securities: 0.3%
1,700,000 (1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	1,703,815	0.0
1,750,000 (1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/24	1,732,956	0.1
1,850,000 (1)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	1,837,139	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
8,650,000		Other Securities	$8,669,133	0.2
			13,943,043	0.3
		Home Equity Asset-Backed Securities : 0.2%
1,300,000		Home Equity Asset Trust 2005-2 M5, 2.647%, (US0001M + 1.095%), 07/25/35	1,315,757	0.0
2,400,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 2.467%, (US0001M + 0.915%), 03/25/35	2,399,982	0.0
532,777		New Century Home Equity Loan Trust 2005-2 M3, 2.287%, (US0001M + 0.735%), 06/25/35	532,447	0.0
71,289		Renaissance Home Equity Loan Trust 2003-2 A, 2.208%, (US0001M + 0.880%), 08/25/33	69,847	0.0
63,708		Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 1.632%, (US0001M + 0.080%), 11/25/36	27,916	0.0
3,704,091		WaMu Asset-Backed Certificates WaMu Series 2007-HE4 2A3 Trust, 1.722%, (US0001M + 0.170%), 07/25/47	2,662,319	0.1
2,600,000		Other Securities	2,711,886	0.1
			9,720,154	0.2
		Other Asset-Backed Securities: 10.9%
4,395,220 (1)		AJAX Mortgage Loan Trust 2016-C A, 4.000%, 10/25/57	4,437,318	0.1
1,888,590 (1)		AJAX Mortgage Loan Trust 2017-A A, 3.470%, 04/25/57	1,896,147	0.1
6,860,000 (1)		ALM VII R-2 Ltd. 2013-7R2A A2R, 3.359%, (US0003M + 2.000%), 10/15/27	6,913,460	0.2
4,090,000 (1)		ALM VIII Ltd. 2013-8A A1R, 2.849%, (US0003M + 1.490%), 10/15/28	4,117,113	0.1
2,541,616	(1)(4)(7)	American Homes 4 Rent 2015-SFR1 XS 0.000%, 04/17/52	—	—
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,000,000 (1)		American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/45	$2,140,752	0.0
2,200,000 (1)		American Homes 4 Rent 2015-SFR2 D, 5.036%, 10/17/45	2,375,286	0.1
12,515,946	(1)(4)(7)	American Homes 4 Rent 2015-SFR2 XS 0.000%, 10/17/45	—	—
4,670,000 (1)		Apidos CLO XI 2012-11A BR, 3.303%, (US0003M + 1.950%), 01/17/28	4,704,227	0.1
4,200,000 (1)		Apidos CLO XVII 2014-17A A2R, 3.203%, (US0003M + 1.850%), 04/17/26	4,207,535	0.1
7,370,000 (1)		Apidos CLO XVII 2014-17A BR, 3.853%, (US0003M + 2.500%), 04/17/26	7,388,712	0.2
5,370,000 (1)		Apidos Clo XXV 2016-25A A1, 2.823%, (US0003M + 1.460%), 10/20/28	5,386,534	0.1
10,000,000 (1)		Ares XLIV CLO Ltd. 2017-44A A2, 2.664%, (US0003M + 1.350%), 10/15/29	10,041,370	0.2
8,000,000 (7)		Ares XLVI CLO Ltd. 2017-46A A2, 2.939%, 01/15/30	8,000,000	0.2
5,750,000 (1)		Ares XXIX CLO Ltd. 2014-1A BR, 3.653%, (US0003M + 2.300%), 04/17/26	5,763,748	0.1
1,950,000 (1)		Ares XXXII CLO Ltd. 2014-32A BR, 3.666%, (US0003M + 2.250%), 11/15/25	1,961,057	0.1
3,000,000 (1)		Atrium XIII 13A C, 3.241%, (US0003M + 1.800%), 11/21/30	3,005,928	0.1
4,280,000 (1)		Avery Point IV CLO Ltd. 2014-1A CR, 3.717%, (US0003M + 2.350%), 04/25/26	4,294,432	0.1
3,190,000 (1)		Babson CLO Ltd. 2014-3A C1R, 4.009%, (US0003M + 2.650%), 01/15/26	3,214,742	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,600,000 (1)	Bain Capital Credit CLO 2017-1A A2, 2.644%, (US0003M + 1.350%), 07/20/30	$1,606,134	0.0
3,470,000 (1)	Barings CLO Ltd. 2017-1A A2, 2.631%, (US0003M + 1.350%), 07/18/29	3,483,224	0.1
9,020,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 2.609%, (US0003M + 1.250%), 07/15/29	9,093,369	0.2
1,800,000 (1)	Birchwood Park CLO Ltd. 2014-1A C1R, 3.609%, (US0003M + 2.250%), 07/15/26	1,806,385	0.0
2,910,000 (1)	Blue Hill CLO Ltd. 2013-1A C1R, 3.759%, (US0003M + 2.400%), 01/15/26	2,910,690	0.1
5,850,000 (1)	BlueMountain CLO 2014-4A CR, 4.018%, (US0003M + 2.550%), 11/30/26	5,890,008	0.2
5,070,000 (1)	BlueMountain CLO 2015-1A BR, 3.859%, (US0003M + 2.500%), 04/13/27	5,115,174	0.1
4,570,000 (1)	Burnham Park Clo Ltd. 2016-1A A, 2.793%, (US0003M + 1.430%), 10/20/29	4,634,062	0.1
4,000,000 (1)	Carbone CLO Ltd 2017-1A A1, 2.809%, (US0003M + 1.140%), 01/20/31	4,001,560	0.1
3,880,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-3A BR, 3.525%, (US0003M + 2.150%), 07/27/26	3,898,954	0.1
8,630,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 2.663%, (US0003M + 1.300%), 04/20/31	8,654,612	0.2
4,530,000 (1)	Cedar Funding II CLO Ltd. 2013-1A CR, 3.886%, (US0003M + 2.350%), 06/09/30	4,565,366	0.1
3,950,000 (1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.613%, (US0003M + 2.250%), 07/23/30	3,967,842	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
13,380,000 (1)	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.833%, (US0003M + 1.470%), 10/20/28	$13,453,563	0.3
3,600,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 2.618%, (US0003M + 1.250%), 10/17/30	3,622,558	0.1
6,440,000 (1)	Cent CLO 2014-22A A2AR, 3.342%, (US0003M + 1.950%), 11/07/26	6,455,932	0.2
62,811	Chase Funding Trust Series 2002-4 2A1, 2.292%, (US0001M + 0.740%), 10/25/32	62,428	0.0
106,708	Chase Funding Trust Series 2003-5 2A2, 2.152%, (US0001M + 0.600%), 07/25/33	103,593	0.0
3,750,000 (1)	CIFC Funding 2013-2A A1LR, 2.564%, (US0003M + 1.210%), 10/18/30	3,777,304	0.1
2,000,000 (1)	CIFC Funding 2013-2A A3LR, 3.304%, (US0003M + 1.950%), 10/18/30	2,027,960	0.0
3,550,000 (1)	CIFC Funding 2014-4A C1R, 4.003%, (US0003M + 2.650%), 10/17/26	3,562,215	0.1
4,110,000 (1)	CIFC Funding 2016-1A A, 2.843%, (US0003M + 1.480%), 10/21/28	4,126,522	0.1
667,513	Countrywide Asset-Backed Certificates 2006-26 2A3, 1.722%, (US0001M + 0.170%), 06/25/37	665,025	0.0
7,200,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 3.177%, (US0003M + 1.180%), 10/20/30	7,215,876	0.2
12,160,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 2.464%, (US0003M + 1.210%), 10/15/30	12,251,273	0.3
7,790,000 (1)	Dryden 33 Senior Loan Fund 2014-33A AR, 2.789%, (US0003M + 1.430%), 10/15/28	7,851,985	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,090,000 (1)	Dryden Senior Loan Fund 2014-31A CR, 3.454%, (US0003M + 2.100%), 04/18/26	$3,096,993	0.1
2,330,000 (1)	Dryden Senior Loan Fund 2014-34A CR, 3.509%, (US0003M + 2.150%), 10/15/26	2,343,824	0.0
8,610,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 2.709%, (US0003M + 1.350%), 04/15/28	8,637,526	0.2
7,130,000 (1)	Dryden Senior Loan Fund 2017-47A C, 3.559%, (US0003M + 2.200%), 04/15/28	7,184,537	0.2
6,800,000 (1)	Dryden XXV Senior Loan Fund 2012-25A CRR, 3.209%, (US0003M + 1.850%), 10/15/27	6,828,193	0.2
7,460,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 2.616%, (US0003M + 1.200%), 08/15/30	7,517,942	0.2
3,680,775 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/47	3,782,603	0.1
3,250,000 (1)	Flatiron CLO Ltd. 2013-1A A2R, 3.003%, (US0003M + 1.650%), 01/17/26	3,255,346	0.1
4,770,000 (1)	Flatiron CLO Ltd. 2013-1A BR, 3.703%, (US0003M + 2.350%), 01/17/26	4,780,685	0.1
4,250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 2.585%, (US0003M + 1.220%), 07/24/30	4,281,365	0.1
2,100,000 (1)	Gilbert Park CLO Ltd. 2017-1A A, 2.555%, (US0003M + 1.190%), 10/15/30	2,113,089	0.1
1,800,000 (1)	Gilbert Park CLO Ltd. 2017-1A B, 2.965%, (US0003M + 1.600%), 10/15/30	1,807,841	0.0
2,000,000 (1)	Gilbert Park CLO Ltd. 2017-1A C, 3.315%, (US0003M + 1.950%), 10/15/30	2,010,420	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
137,376	GSAMP Trust 2007-FM1 A2A, 1.622%, (US0001M + 0.070%), 12/25/36	$73,403	0.0
4,232,241 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	4,341,081	0.1
2,900,000 (1)	Invitation Homes Trust 2014-SFR2 E, 4.641%, (US0001M + 3.150%), 06/17/32	2,933,288	0.1
1,500,000 (1)	Jay Park CLO Ltd. 2016-1A B, 3.763%, (US0003M + 2.400%), 10/20/27	1,510,927	0.0
3,850,000 (1)	KKR CLO 20 A Ltd., 2.846%, (US0003M + 1.130%), 10/16/30	3,849,146	0.1
10,000,000 (1)	LCM 26A A2 Ltd. 0.000%, (US0003M + 1.250%), 01/20/31	10,000,000	0.2
6,690,000 (1)	LCM XXIII Ltd. 23A A1, 2.763%, (US0003M + 1.400%), 10/20/29	6,774,896	0.2
58,753	Long Beach Mortgage Loan Trust 2004-4 1A1, 2.112%, (US0001M + 0.560%), 10/25/34	58,679	0.0
4,450,000 (1)	Madison Park Funding XI Ltd. 2013-11A CR, 3.563%, (US0003M + 2.200%), 07/23/29	4,459,977	0.1
3,400,000 (1)	Madison Park Funding XIII Ltd. 2014-13A CR, 3.507%, (US0003M + 2.150%), 01/19/25	3,403,142	0.1
2,120,000 (1)	Madison Park Funding XV Ltd. 2014-15A B1R, 3.575%, (US0003M + 2.200%), 01/27/26	2,129,048	0.1
321,815 (1)	Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	322,810	0.0
4,807,647 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 09/20/42	4,831,067	0.1
1,600,000 (1)	Neuberger Berman Loan Advisers CLO 2017-26A C, 3.142%, (US0003M + 1.750%), 10/18/30	1,602,776	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,510,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.683%, (US0003M + 1.320%), 03/17/30	$4,568,269	0.1
3,000,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 2.668%, (US0003M + 1.350%), 07/15/29	3,015,852	0.1
2,250,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 2.734%, (US0003M + 1.375%), 07/15/29	2,272,912	0.1
1,430,000 (1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.459%, (US0003M + 2.100%), 04/15/26	1,431,258	0.0
4,000,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 2.707%, (US0003M + 1.350%), 07/19/30	4,035,660	0.1
1,500,000 (1)	OHA Credit Partners XIV Ltd. 2017-14A C, 3.383%, (US0003M + 1.800%), 01/21/30	1,502,964	0.0
7,070,000 (1)	OHA Loan Funding Ltd. 2015-1A AR, 2.826%, (US0003M + 1.410%), 08/15/29	7,189,836	0.2
7,900,000 (1)	OHA Loan Funding Ltd. 2015-1A BR, 3.216%, (US0003M + 1.800%), 08/15/29	7,948,704	0.2
2,340,000 (1)	Palmer Square CLO 2013-2A BR Ltd., 3.603%, (US0003M + 2.250%), 10/17/27	2,354,342	0.1
3,300,000 (1)	Palmer Square CLO 2015-1A BR Ltd., 3.991%, (US0003M + 2.550%), 05/21/29	3,333,832	0.1
1,375,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 2.633%, (US0003M + 1.270%), 07/20/30	1,387,022	0.0
4,070,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 2.713%, (US0003M + 1.350%), 07/20/30	4,109,202	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
5,700,000 (1)	Palmer Square Loan Funding 2017-1A C Ltd., 4.120%, (US0003M + 2.800%), 10/15/25	$5,712,893	0.1
2,500,000	Park Place Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-WHQ1 M4, 2.632%, (US0001M + 1.080%), 03/25/35	2,517,515	0.1
8,200,000 (1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	8,279,045	0.2
2,000,000 (1)	SoFi Consumer Loan Program 2016-2A B, 4.770%, 10/27/25	2,097,019	0.0
3,790,291 (1)	SoFi Consumer Loan Program 2017-1 A, 3.280%, 01/26/26	3,829,524	0.1
3,000,000 (1)	SoFi Consumer Loan Program 2017-1 B, 4.730%, 01/26/26	3,103,251	0.1
4,630,000 (1)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	4,649,168	0.1
10,200,000 (1)	Symphony CLO Ltd. 2012-9A AR, 2.809%, (US0003M + 1.450%), 10/16/28	10,284,436	0.3
4,200,000 (1)	Symphony CLO Ltd. 2016-18A B, 3.163%, (US0003M + 1.800%), 01/23/28	4,225,817	0.1
3,930,000 (1)	Symphony CLO XIV Ltd. 2014-14A C1R, 3.859%, (US0003M + 2.500%), 07/14/26	3,944,950	0.1
4,641,250 (1)	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	4,713,832	0.1
827,525 (1)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/46	854,880	0.0
3,750,000 (1)	TES LLC 2017-1A B, 7.740%, 10/20/47	3,722,513	0.1
2,200,000 (1)	Thacher Park CLO Ltd. 2014-1A CR, 3.563%, (US0003M + 2.200%), 10/20/26	2,207,093	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,400,000 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 2.584%, (US0003M + 1.230%), 10/18/30	$2,421,994	0.1
2,570,000 (1)	THL Credit Wind River 2017-1A C CLO Ltd., 3.654%, (US0003M + 2.300%), 04/18/29	2,594,741	0.1
1,000,000 (1)	THL Credit Wind River 2017-4A C CLO Ltd., 3.256%, (US0003M + 1.750%), 11/20/30	1,001,839	0.0
12,650,000 (1)	Wind River CLO Ltd. 2016-2A A, 2.877%, (US0003M + 1.500%), 11/01/28	12,691,277	0.3
3,000,000 (1)	Venture XXX CLO Ltd 2017-30A A1, 2.745%, (US0003M + 1.230%), 01/15/31	3,001,758	0.1
1,700,000 (1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/48	1,701,595	0.0
4,164,920	Other Securities	4,187,356	0.1
		439,474,928	10.9
	Student Loan Asset-Backed Securities : 0.4%
1,250,000 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/42	1,241,743	0.0
2,193,417 (1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	2,210,328	0.0
3,064,372 (1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	3,091,125	0.1
1,064,582 (1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/37	1,079,241	0.0
1,500,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/41	1,462,640	0.1
334,773 (1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	333,672	0.0
2,500,000 (1)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/40	2,480,169	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities (continued)
2,100,000 (1)		SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/41	$2,101,810	0.1
			14,000,728	0.4
		Total Asset-Backed Securities (Cost $472,664,498)	477,138,853	11.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.6%
10,870,000		BANK 2017-BNK8 A4, 3.488%, 11/15/50	11,201,594	0.3
4,130,000		BANK 2017-BNK8 B, 3.931%, 11/15/50	4,246,050	0.1
22,800,000	(1)(4)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	990,988	0.0
41,750,358 (4)		Barclays Commercial Mortgage Trust 2017-C1 XA, 1.524%, 02/15/50	4,338,689	0.1
1,350,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	1,351,936	0.1
1,350,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	1,347,783	0.0
1,350,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	1,328,821	0.0
3,314,414 (1)		Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	3,325,853	0.1
20,493,178 (4)		CD 2016-CD1 Mortgage Trust XA, 1.437%, 08/10/49	1,863,256	0.0
3,520,000 (1)		CHT 2017-COSMO A Mortgage Trust, 2.310%, (US0001M + 0.930%), 11/15/36	3,527,097	0.1
35,962,949 (4)		Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.934%, 09/15/50	2,498,522	0.1
18,137,866 (4)		COMM 2012-CR1 XA, 1.878%, 05/15/45	1,199,764	0.0
15,056,352 (4)		COMM 2012-CR2 XA, 1.662%, 08/15/45	929,144	0.0
26,663,614 (4)		COMM 2012-CR3 XA, 1.885%, 10/15/45	1,980,643	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
65,166,000	(1)(4)	COMM 2012-CR4 XB, 0.596%, 10/15/45	$1,803,853	0.1
22,154,180 (4)		COMM 2012-CR5 XA, 1.651%, 12/10/45	1,378,054	0.0
19,164,551	(1)(4)	COMM 2012-LC4 XA, 2.214%, 12/10/44	1,231,395	0.0
86,778,159 (4)		COMM 2014-UBS2 XA, 1.360%, 03/10/47	4,618,290	0.1
214,711,000	(1)(4)	COMM 2014-UBS2 XB, 0.138%, 03/10/47	1,854,845	0.1
4,000,000		COMM 2015-PC1 C, 4.441%, 07/10/50	3,825,297	0.1
910,000		COMM 2016-COR1 C, 4.394%, 10/10/49	913,223	0.0
83,016,619 (4)		COMM 2016-CR28 XA, 0.393%, 02/10/49	3,380,727	0.1
4,450,000 (1)		DBUBS 2011-LC2A D, 5.542%, 07/10/44	4,643,797	0.1
25,319,219 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.367%, 02/25/20	2,687,250	0.1
20,760,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.278%, 08/25/20	2,546,924	0.1
47,716,741 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.184%, 04/25/21	1,581,023	0.0
84,529,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K019 X3, 1.983%, 05/25/40	6,427,255	0.2
34,343,642 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.426%, 05/25/22	1,754,874	0.0
36,470,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.872%, 05/25/40	2,648,025	0.1
46,719,942 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K023 X1, 1.276%, 08/25/22	2,278,887	0.1
22,000,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K028 X3, 1.662%, 06/25/41	1,674,770	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
27,650,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.594%, 05/25/41	$2,007,946	0.1
15,700,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/41	1,371,516	0.0
31,440,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.036%, 11/25/42	3,626,623	0.1
37,096,569 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K706 X1, 1.547%, 10/25/18	340,706	0.0
31,294,328 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K707 X1, 1.515%, 12/25/18	319,706	0.0
48,332,538 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.506%, 03/25/19	658,105	0.0
47,502,640 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.683%, 07/25/19	854,800	0.0
57,547,831 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.333%, 11/25/19	1,096,240	0.0
17,841,405 (4)		Freddie Mac Multifamily Structured Pass Through CertificatesK015 X3, 2.801%, 08/25/39	1,605,732	0.0
608,696,100	(1)(4)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	1,895,480	0.0
450,527,721	(1)(4)	FREMF Mortgage Trust 2013-K29 X2A, 0.125%, 05/25/46	2,322,605	0.1
7,600,000 (1)		GS Mortgage Securities Trust 2010-C2 D, 5.183%, 12/10/43	7,723,993	0.2
4,400,000 (1)		GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	3,958,032	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
33,696,307 (4)		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.228%, 05/10/45	$2,100,594	0.1
16,251,823 (4)		GS Mortgage Securities Trust 2013-GC16 XA, 1.398%, 11/10/46	666,814	0.0
595,524 (1)		JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.758%, 05/15/41	597,205	0.0
23,450,000	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.328%, 12/15/47	358,206	0.0
1,479,960 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/37	1,467,455	0.0
3,829,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.338%, 06/12/41	3,850,478	0.1
5,480,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	5,479,914	0.1
35,891,114 (4)		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.653%, 06/15/45	1,631,255	0.1
2,600,000 (1)		JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.081%, 11/15/45	2,556,019	0.1
2,731,850 (4)		JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.181%, 10/15/48	140,540	0.0
20,198,288 (4)		JPMCC Commercial Mortgage Securities Trust 2017-JP6 XA, 1.328%, 07/15/50	1,543,751	0.0
2,723,000 (1)		LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.761%, 02/15/40	2,745,548	0.1
2,600,000 (1)		LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	2,674,772	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,340,723	(1)(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XCL, 0.731%, 11/15/38	$7,976	0.0
12,229,270	(1)(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.731%, 11/15/38	41,669	0.0
3,930,000 (1)		Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.688%, 08/15/45	4,020,439	0.1
5,000,000		Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.462%, 02/15/48	4,959,571	0.1
1,000,000 (1)		Morgan Stanley Capital I Trust 2005-T19 G, 5.599%, 06/12/47	990,917	0.0
2,375,000 (1)		Morgan Stanley Capital I Trust 2011-C1 D, 5.426%, 09/15/47	2,503,664	0.1
3,325,000 (1)		Morgan Stanley Capital I Trust 2011-C1 E, 5.426%, 09/15/47	3,503,404	0.1
3,480,000 (1)		Morgan Stanley Capital I, Inc. 2017-JWDR A, 2.100%, (US0001M + 0.850%), 11/15/34	3,484,335	0.1
729,683 (1)		Morgan Stanley Dean Witter Capital I Trust 2001-TOP3 E, 7.582%, 07/15/33	766,499	0.0
4,006,687 (1)		Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	3,929,900	0.1
27,076,757	(1)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.891%, 08/10/49	1,973,259	0.1
79,956,705 (4)		UBS Commercial Mortgage Trust 2017-C5, 1.036%, 11/15/50	5,784,332	0.1
21,839,940	(1)(4)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.851%, 08/15/45	1,459,756	0.1
22,824,606	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.307%, 03/15/48	1,178,692	0.0
32,718,601 (4)		Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.153%, 12/15/47	1,864,162	0.1
8,992,685		Other Securities	9,063,934	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†	Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
Total Commercial Mortgage-Backed Securities (Cost $185,192,616)	$184,505,173	4.6

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 18.0%
	Affiliated Investment Companies: 18.0%
9,011,856	Voya Emerging Markets Corporate Debt Fund - Class P	90,929,629	2.3
14,134,302	Voya Emerging Markets Hard Currency Debt Fund - Class P	140,636,301	3.5
8,726,846	Voya Emerging Markets Local Currency Debt Fund - Class P	67,807,597	1.7
2,424,097	Voya Floating Rate Fund Class P	23,828,877	0.6
15,607,039	Voya High Yield Bond Fund - Class P	126,260,947	3.1
12,877,456	Voya Investment Grade Credit Fund - Class P	141,136,923	3.5
13,060,785	Voya Securitized Credit Fund - Class P	135,179,121	3.3
	Total Mutual Funds (Cost $729,653,254)	725,779,395	18.0
PREFERRED STOCK: 0.0%
	Utilities: 0.0%
88,468 (8)	Other Securities	2,125,001	0.0
	Total Preferred Stock (Cost $2,211,700)	2,125,001	0.0
	Total Long-Term Investments (Cost $4,071,325,885)	4,109,305,712	101.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.9%
	Commercial Paper: 0.6%
14,005,000	CVS Health, 3.440%, 01/02/18	14,002,403	0.4
900,000	Ford Motor Credit Company, 01/03/18	899,801	0.0
5,000,000	Thomson, 02/12/18	$4,988,812	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
5,000,000	Thomson Reuters, 02/20/18	4,986,787	0.1
		24,877,803	0.6
	Securities Lending Collateral(9): 3.3%
31,530,002	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $31,534,736, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $32,160,603, due 05/15/20-08/15/47)	31,530,002	0.8
6,600,472	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $6,601,492, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $6,732,481, due 01/31/18-06/20/63)	6,600,472	0.1
31,530,002	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $31,534,978, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $32,160,603, due 02/15/43-02/15/44)	31,530,002	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(9) (continued)
31,530,002	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $31,535,185, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $32,160,603, due 09/30/18-09/09/49)	$31,530,002	0.8
31,530,002	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $31,535,634, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $32,405,577, due 01/15/19-02/15/46)	31,530,002	0.8
		132,720,480	3.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
42,300,000 (10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $42,300,000)	42,300,000	1.0
	Total Short-Term Investments (Cost $199,903,891)	199,898,283	4.9
	Total Investments in Securities (Cost $4,271,229,776)	$4,309,203,995	106.6
	Liabilities in Excess of Other Assets	(266,935,307)	(6.6)
	Net Assets	$4,042,268,688	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Settlement is on a when-issued or delayed-delivery basis.

(7)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(8)
The grouping contains non-income producing securities.

(9)
Represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of December 31, 2017.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
COF 11	11th District Costs of Funds
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Mutual Funds	$725,779,395	$—	$—	$725,779,395
Preferred Stock	2,125,001	—	—	2,125,001
Corporate Bonds/Notes	—	1,110,549,868	—	1,110,549,868
Collateralized Mortgage Obligations	—	537,148,045	—	537,148,045
Municipal Bonds	—	2,178,407	—	2,178,407
U.S. Treasury Obligations	—	440,697,798	—	440,697,798
Asset-Backed Securities	—	469,138,853	8,000,000	477,138,853
U.S. Government Agency Obligations	—	622,621,289	—	622,621,289
Foreign Government Bonds	—	6,561,883	—	6,561,883
Commercial Mortgage-Backed Securities	—	184,505,173	—	184,505,173
Short-Term Investments	42,300,000	157,598,283	—	199,898,283
Total Investments, at fair value	$770,204,396	$3,530,999,599	$8,000,000	$4,309,203,995
Other Financial Instruments+
Centrally Cleared Swaps	—	5,671,049	—	5,671,049
Forward Foreign Currency Contracts	—	140,430	—	140,430
Futures	2,090,711	—	—	2,090,711
Total Assets	$772,295,107	$3,536,811,078	$8,000,000	$4,317,106,185
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(5,435,813)	$—	$(5,435,813)
Forward Foreign Currency Contracts	—	(861,066)	—	(861,066)
Futures	(2,367,073)	—	—	(2,367,073)
Total Liabilities	$(2,367,073)	$(6,296,879)	$—	$(8,663,952)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$83,135,332	$4,246,193	$—	$3,548,104	$90,929,629	$4,246,193	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	126,279,438	6,392,252	—	7,964,611	140,636,301	6,392,252	—	—
Voya Emerging Markets Local Currency Debt Fund - Class P	59,236,701	2,319,612	—	6,251,284	67,807,597	2,319,612	—	—
Voya Floating Rate Fund Class P	23,029,585	1,095,628	—	(296,336)	23,828,877	1,092,827	—	—
Voya High Yield Bond Fund - Class P	98,027,562	36,602,923	(9,180,993)	811,455	126,260,947	7,702,924	(180,993)	—
Voya Investment Grade Credit Fund Class P	131,182,083	7,669,399	—	2,285,441	141,136,923	4,835,637	—	2,835,003
Voya Securitized Credit Fund Class P	123,996,498	6,919,761	—	4,262,862	135,179,121	6,462,370	—	457,464
	$644,887,199	$65,245,768	$(9,180,993)	$24,827,421	$725,779,395	$33,051,815	$(180,993)	$3,292,467

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,785,315	PLN 13,782,743	Barclays Bank PLC	01/12/18	$(174,205)
USD 531,045	RON 2,063,414	Barclays Bank PLC	01/12/18	476
USD 3,368,707	HUF 884,306,740	Barclays Bank PLC	01/12/18	(48,016)
USD 4,952,571	MYR 20,214,909	Barclays Bank PLC	03/09/18	(16,679)
USD 4,357,956	THB 142,019,697	Barclays Bank PLC	03/09/18	(7,146)
USD 3,673,772	IDR 50,194,746,125	Barclays Bank PLC	03/09/18	(20,662)
USD 4,073,584	ZAR 56,586,342	Citibank N.A.	01/12/18	(492,356)
USD 3,294,081	BRL 10,946,560	Citibank N.A.	02/09/18	8,833
USD 602,737	PHP 30,666,070	Goldman Sachs International	03/09/18	(10,266)
USD 3,096,567	TRY 11,701,978	HSBC Bank USA N.A.	01/12/18	18,884
USD 4,049,596	MXN 78,679,027	HSBC Bank USA N.A.	02/09/18	77,741
SGD 1,301,140	USD 962,428	HSBC Bank USA N.A.	03/09/18	11,394
USD 3,831,267	RUB 225,086,922	JPMorgan Chase Bank N.A.	01/12/18	(66,401)
USD 2,195,213	COP 6,651,495,118	JPMorgan Chase Bank N.A.	02/09/18	(25,335)
CZK 19,403,537	USD 888,670	Morgan Stanley	01/12/18	23,102
				$(720,636)

At December 31, 2017, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	2,328	03/20/18	$288,781,125	$(1,568,804)
U.S. Treasury 2-Year Note	1,535	03/29/18	328,657,892	(746,139)
U.S. Treasury 5-Year Note	95	03/29/18	11,035,586	(52,130)
U.S. Treasury Ultra Long Bond	611	03/20/18	102,437,969	452,188
			$730,912,572	$(1,914,885)
Short Contracts
U.S. Treasury Long Bond	(10)	03/20/18	(1,530,000)	2,481
U.S. Treasury Ultra 10-Year Note	(2,659)	03/20/18	(355,142,687)	1,636,042
			$(356,672,687)	$1,638,523

At December 31, 2017, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Index, Series 28, Version 1	Buy	(5.000)	Quarterly	12/20/22	EUR 113,480,000	$(16,595,688)	$(96,606)
						$(16,595,688)	$(96,606)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(4)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 29, Version 1	Sell	5.000	Quarterly	12/20/22	USD 107,770,000	$8,928,206	$126,564
						$8,928,206	$126,564

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

At December 31, 2017, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.460%	Semi-Annual	10/13/20	USD 225,664,000	$(4,229,375)	$(4,229,375)
Pay	3-month USD-LIBOR	Quarterly	2.372	Semi-Annual	10/13/30	USD 50,908,000	(622,909)	(622,909)
Pay	3-month USD-LIBOR	Quarterly	2.510	Semi-Annual	10/13/35	USD 29,003,000	(147,039)	(147,039)
Pay	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD 40,443,000	172,566	172,566
Receive	3-month USD-LIBOR	Quarterly	1.668	Semi-Annual	10/30/19	USD 444,148,000	2,987,426	2,987,426
Receive	3-month USD-LIBOR	Quarterly	1.780	Semi-Annual	10/13/22	USD 112,415,000	2,384,493	2,384,493
Receive	3-month USD-LIBOR	Quarterly	2.619	Semi-Annual	10/13/45	USD 35,916,000	(339,884)	(339,884)
							$205,278	$205,278

Currency Abbreviations
BRL –  Brazilian Real
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
MXN – Mexican Peso
MYR – Malaysian Ringgit
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$140,430
Interest rate contracts	Net Assets — Unrealized appreciation*	2,090,711
Credit contracts	Net Assets — Unrealized depreciation**	126,564
Interest rate contracts	Net Assets — Unrealized appreciation**	5,544,485
Total Asset Derivatives		$7,902,190

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$861,066
Interest rate contracts	Net Assets — Unrealized depreciation*	2,367,073
Credit contracts	Net Assets — Unrealized depreciation**	96,606
Interest rate contracts	Net Assets — Unrealized depreciation**	5,339,207
Total Liability Derivatives		$8,663,952

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts**	Futures	Swaps	Written options	Total
Credit contracts	$(298,550)	$—	$—	$(2,967,722)	$—	$(3,266,272)
Equity contracts	—	—	99,800	—	—	99,800
Foreign exchange contracts	—	(1,696,339)	—	—	—	(1,696,339)
Interest rate contracts	(23,754)	—	(4,099,061)	14,760,411	39,616	10,677,212
Total	$(322,304)	$(1,696,339)	$(3,999,261)	$11,792,689	$39,616	$5,814,401

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts**	Futures	Swaps	Total
Credit contracts	$—	$—	$762,423	$762,423
Equity contracts	—	(689,706)	—	(689,706)
Foreign exchange contracts	(482,634)	—	—	(482,634)
Interest rate contracts	—	2,692,340	(14,525,790)	(11,833,450)
Total	$(482,634)	$2,002,634	$(13,763,367)	$(12,243,367)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:
	Barclays Bank PLC	BNP Paribas Bank	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Forward foreign currency contracts	$476	$—	$8,833	$—	$108,019	$—	$23,102	$140,430
Total Assets	$476	$—	$8,833	$—	$108,019	$—	$23,102	$140,430
Liabilities:
Forward foreign currency contracts	$266,708	$—	$492,357	$10,266	$—	$91,736	$—	$861,067
Total Liabilities	$266,708	$—	$492,357	$10,266	$—	$91,736	$—	$861,067
Net OTC derivative instruments by counterparty, at fair value	$(266,232)	$—	$(483,524)	$(10,266)	$108,019	$(91,736)	$23,102	(720,637)
Total collateral pledged by the Portfolio/ (Received from counterparty)	$—	$—	$483,524	$—	$—	$—	$—	$483,524
Net Exposure(1)(2)	$(266,232)	$—	$—	$(10,266)	$108,019	$(91,736)	$23,102	$(237,113)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2017, the Portfolio had pledged $513,000 in cash collateral to Citibank N.A. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $4,264,826,754.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$80,447,902
Gross Unrealized Depreciation	(44,231,382)
Net Unrealized Appreciation	$36,216,520

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 11.7%
151,265 (1)		Big Lots, Inc.	$8,493,530	1.2
50,168 (1)		Childrens Place Retail Stores, Inc.	7,291,919	1.0
133,814 (2)		Dave & Buster’s Entertainment, Inc.	7,382,518	1.0
389,560 (2)		Gray Television, Inc.	6,525,130	0.9
53,625		Lithia Motors, Inc.	6,091,264	0.8
54,997		Marriott Vacations Worldwide Corp.	7,436,144	1.0
190,162 (1)		Red Rock Resorts, Inc.	6,416,066	0.9
1,028,346	(3)(4)	Other Securities	36,325,294	4.9
			85,961,865	11.7
		Consumer Staples: 2.6%
198,822 (2)		Performance Food Group Co.	6,581,008	0.9
832,840	(3)(4)	Other Securities	12,616,228	1.7
			19,197,236	2.6
		Energy: 3.5%
411,365 (2)		Forum Energy Technologies, Inc.	6,396,726	0.9
1,155,077	(3)(4)	Other Securities	19,203,561	2.6
			25,600,287	3.5
		Financials: 20.8%
246,852		CenterState Bank Corp.	6,351,502	0.9
135,461		Chemical Financial Corp.	7,243,100	1.0
164,225		Great Western Bancorp, Inc.	6,536,155	0.9
98,330		Independent Bank Group, Inc.	6,647,108	0.9
161,121		MB Financial, Inc.	7,173,107	1.0
484,632		OM Asset Management Plc	8,117,586	1.1
69,500		Piper Jaffray Cos.	5,994,375	0.8
347,851		Radian Group, Inc.	7,169,209	1.0
110,543		Selective Insurance Group	6,488,874	0.9
283,389		Sterling Bancorp/DE	6,971,369	0.9
129,728		Stifel Financial Corp.	7,726,600	1.0
73,420		Wintrust Financial Corp.	6,047,605	0.8
2,899,712 (4)		Other Securities	70,063,045	9.6
			152,529,635	20.8
		Health Care: 13.1%
124,490 (2)		AMN Healthcare Services, Inc.	6,131,132	0.8
195,168		Healthsouth Corp.	9,643,251	1.3
142,309 (2)		Prestige Brands Holdings, Inc.	6,319,943	0.9
1,638,292	(3)(4)	Other Securities	73,853,492	10.1
			95,947,818	13.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 15.7%
197,652	ABM Industries, Inc.	$7,455,434	1.0
127,336 (2)	Atlas Air Worldwide Holdings, Inc.	7,468,256	1.0
130,290 (2)	Beacon Roofing Supply, Inc.	8,307,290	1.1
60,048	Curtiss-Wright Corp.	7,316,849	1.0
82,235	EMCOR Group, Inc.	6,722,711	0.9
96,505	Granite Construction, Inc.	6,121,312	0.8
217,525 (1)	Schneider National, Inc.	6,212,514	0.9
133,752 (2)	SPX FLOW, Inc.	6,359,908	0.9
137,924	Tetra Tech, Inc.	6,641,041	0.9
176,590	Universal Forest Products, Inc.	6,643,316	0.9
82,995	Watts Water Technologies, Inc.	6,303,470	0.9
80,534	Woodward, Inc.	6,164,072	0.8
1,248,020 (4)	Other Securities	33,614,554	4.6
		115,330,727	15.7
	Information Technology: 13.9%
432,827 (2)	8x8, Inc.	6,102,861	0.8
59,477 (2)	CACI International, Inc.	7,871,781	1.1
72,660 (2)	Euronet Worldwide, Inc.	6,123,058	0.9
213,805 (2)	Everbridge, Inc.	6,354,285	0.9
43,226	Fair Isaac Corp.	6,622,223	0.9
99,842	j2 Global, Inc.	7,491,145	1.0
98,745 (2)	Plexus Corp.	5,995,796	0.8
74,238 (2)	Proofpoint, Inc.	6,593,077	0.9
49,250	SYNNEX Corp.	6,695,538	0.9
986,954 (4)	Other Securities	42,024,254	5.7
		101,874,018	13.9
	Materials: 5.3%
125,262	Carpenter Technology Corp.	6,387,109	0.9
295,845	Commercial Metals Co.	6,307,415	0.8
721,786	Other Securities	26,214,616	3.6
		38,909,140	5.3
	Real Estate: 6.3%
778,630	Cousins Properties, Inc.	7,202,327	1.0
339,407	Easterly Government Properties, Inc.	7,242,945	1.0
178,494	Hudson Pacific Properties, Inc.	6,113,420	0.8
994,332	Other Securities	25,362,803	3.5
		45,921,495	6.3
	Telecommunication Services: 1.4%
620,438 (4)	Other Securities	10,278,596	1.4
	Utilities: 2.7%
326,657	Other Securities	19,486,236	2.7
	Total Common Stock (Cost $616,824,947)	711,037,053	97.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.7%
36,699	Other Securities	$5,595,130	0.7
	Total Exchange-Traded Funds (Cost $4,678,779)	5,595,130	0.7
	Total Long-Term Investments (Cost $621,503,726)	716,632,183	97.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.7%
	Securities Lending Collateral(5): 3.8%
1,391,220	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.36%, due 01/02/18 (Repurchase Amount $1,391,427, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $1,419,259, due 01/31/19-09/09/49)	1,391,220	0.2
6,613,397	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $6,614,419, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $6,745,665, due 01/31/18-06/20/63)	6,613,397	0.9
6,613,397	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $6,614,433, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $6,745,665, due 01/11/18-12/01/51)	6,613,397	0.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
6,613,397	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $6,614,441, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $6,745,665, due 02/15/43-02/15/44)	$6,613,397	0.9
6,613,397	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $6,614,578, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,797,048, due 01/15/19-02/15/46)	6,613,397	0.9
		27,844,808	3.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
13,819,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $13,819,000)	13,819,000	1.9
	Total Short-Term Investments (Cost $41,663,808)	41,663,808	5.7
	Total Investments in Securities (Cost $663,167,534)	$758,295,991	103.4
	Liabilities in Excess of Other Assets	(25,252,810)	(3.4)
	Net Assets	$733,043,181	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2017 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$711,037,053	$—	$—	$711,037,053
Exchange-Traded Funds	5,595,130	—	—	5,595,130
Short-Term Investments	13,819,000	27,844,808	—	41,663,808
Total Investments, at fair value	$730,451,183	$27,844,808	$—	$758,295,991

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $664,852,623.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$110,786,000
Gross Unrealized Depreciation	(17,342,632)
Net Unrealized Appreciation	$93,443,368

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2017 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.4058
Class S	NII	$0.3649
Voya Global Equity Portfolio
Class ADV	NII	$0.1863
Class I	NII	$0.2394
Class S	NII	$0.2130
Class S2	NII	$0.2093
Class T	NII	$0.1729
Voya Government Money Market Portfolio
Class I	NII	$0.0059
Class S	NII	$0.0044
All Classes	STCG	$0.0002
Voya Growth and Income Portfolio
Class ADV	NII	$0.4058
Class I	NII	$0.5584
Class S	NII	$0.4724
Portfolio Name	Type	Per Share Amount
Voya Growth and Income Portfolio (continued)
Class S2	NII	$0.4349
All Classes	STCG	$0.8191
All Classes	LTCG	$2.7609
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.3622
Class I	NII	$0.4302
Class S	NII	$0.3954
Class S2	NII	$0.3749
Voya Small Company Portfolio
Class ADV	NII	$—
Class I	NII	$0.0767
Class R6	NII	$0.0767
Class S	NII	$0.0283
All Classes	STCG	$0.2409
All Classes	LTCG	$2.1182

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	34.36%
Voya Global Equity Portfolio	66.77%
Voya Growth and Income Portfolio	37.70%
Voya Small Company Portfolio	54.34%
For the year ended December 31, 2017, 42.16% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Growth and Income Portfolio	$297,433,409
Voya Small Company Portfolio	$68,540,770
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director/Trustee	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Director/Trustee	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Director/Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/Trustee	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director/Trustee	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	151	None.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director/Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director/Trustee	May 2013 – Present	Retired.	151	None.
Director/Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director/Trustee	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company/Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2017, Peter S. Drotch retired as a Director/Trustee of the Board.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	April 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013 – Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012 – Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Directors/Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), on behalf of Voya Balanced Portfolio, Voya Global Equity Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, Voya Government Money Market Portfolio, and Voya Small Company Portfolio (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Directors/Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors/Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors/Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors/Trustees request, and Management provides, certain information that the Independent Directors/Trustees deem to be important or potentially relevant. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category, Selected
Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, by the Registrants’ Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors/Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fee rates, the Board considered that breakpoints would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors; investment capacity constraints that existed when certain contracts were first agreed upon or

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date period, the third quintile for the three-year and five-year periods, and the fourth quintile for the ten-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is equal to the median and below the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the three-year period, and the fourth quintile for the five-year period.
In analyzing this performance data, the Board took into account Management’s representations that there was a change in the Portfolio’s portfolio management team and investment strategies in 2013, and during more recent periods, the Portfolio’s performance vis-à-vis its Morningstar category has been favorable.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher assets levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category median for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it outperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the three-year and ten-year periods, and the fourth quintile for the five-year period.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the effect that stock selection and sector allocation had on the Portfolio’s performance; and (2) Management’s discussion of the Portfolio’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board
took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the second quintile for the year-to-date, one-year and ten-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-CAPAPALL         (1217-022218)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $7,334 for the year ended December 31, 2017 and $8,164 for the year ended December 31, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,700 for the year ended December 31, 2017 and $2,525 for the year ended December 31, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $5,025 for the year ended December 31, 2017 and $5,661 for the year ended December 31, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2017 and $0 for the year ended December 31, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2017 and December 31, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Government Money Market Portfolio	$7,725	$8,186
Voya Investments, LLC (1)	$122,200	$93,650

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Government Money Market Portfolio

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2018